As filed with the Securities and Exchange Commission on June 27, 2007

                                              1933 Act Registration No. 33-30876
                                              1940 Act Registration No. 811-5896

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 47
                                                      --
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 49
                                              --

                                 DWS TARGET FUND
                                 ---------------
                      (formerly Scudder Target Equity Fund)
               (Exact name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

                                  John Millette
                             Two International Place
                           Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)

                     Copy to: David A. Sturms, Cathy O'Kelly
                    Vedder, Price, Kaufman and Kammholz, P.C.
                 222 N. LaSalle Street, Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

[_]   Immediately upon filing pursuant to paragraph (b)
[_]   On ____________ pursuant to paragraph (b)
[_]   60 days after filing pursuant to paragraph (a)(1)
[_]   On ____________ pursuant to paragraph (a)(1)
[_]   75 days after filing pursuant to paragraph (a)(2)
[_]   On ____________ pursuant to paragraph (a)(2) of Rule 485
[X]   On a date to be determined pursuant to paragraph (a)(3) of Rule 485

      If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                EXPLANATORY NOTE
                                ----------------


This Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (the "Amendment") for DWS Target Fund (the "Trust") is being filed pursuant to paragraph (a)(3) of Rule 485 under the Securities Act of 1933, as amended (the "1933 Act"). This Amendment related to and supercedes Post-Effective Amendment No. 45 (filed pursuant to Rule 485(a)(2) on March 30, 2007) and Post-Effective Amendment No. 46 (filed pursuant to Rule (b)(iii) on June 14, 2007). Pursuant to Rule 461(a) and 485(a)(3), the Trust intends to file a request for acceleration of effectiveness of the Amendment (or a subsequent post-effective amendment) on a date to be determined.


The Trust is a series fund with six series currently established: DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund, shares of which are no longer offered and sold to the public.


This post-effective relates only to the classes of the following series of the
Registrant:


o     DWS LifeCompass Protect Fund - Classes A, C, Institutional and S
o     DWS LifeCompass Income Fund - Classes A, C, Institutional and S

This post-effective amendment is not intended to update or amend any other prospectuses or statements of additional information of the Registrant's other series or classes.

                                 JULY __, 2007








                                   PROSPECTUS

                              ------------------

                                CLASSES A AND C


--------------------------------------------------------------------------------

                          DWS LIFECOMPASS INCOME FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

 12      The Main Risks of Investing in
         the Fund

 21      The Fund's Performance
         History

 22      How Much Investors Pay

 24      Other Policies and Information
         and Secondary Risks

 27      Who Manages and Oversees
         the Fund

 33      Financial Highlights


HOW TO INVEST IN THE FUND

 35      Choosing a Share Class

 43      How to Buy Class A and C
         Shares

 44      How to Exchange or Sell
         Class A and C Shares

 45      Policies You Should Know
         About

 57      Understanding Distributions
         and Taxes

 63      Appendix A

 65      Appendix B

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                    Class A       Class C
  ticker symbol                     INCAX         INCXX
    fund number                     440           740

DWS LIFECOMPASS INCOME FUND
--------------------------------------------------------------------------------




            THE FUND'S MAIN INVESTMENT STRATEGY


            The Fund's Investment Goal

            DWS LifeCompass Income Fund seeks to provide regular distributions at a fixed dollar amount. The fund seeks capital preservation as a secondary objective.

            The fund is structured to achieve its objectives over a ten year investment horizon and is designed for long-term investors that have a similar investment horizon. The fund's maturity date is ________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objectives.

            The fund will continuously offer its shares though the Maturity Date, unless the fund's Board of Trustees determines it is in the fund's best interest to discontinue sales.


            Distribution Policy

            The fund's primary purpose is to generate regular distributions to shareholders through the Maturity Date in an amount equal to an annual rate of 8.75% of the fund's net asset value ("NAV") on its inception date ($0.875 per share) ("Guaranteed Distributions"). The fund expects to declare and pay Guaranteed Distributions semi-annually in equal installments in June and December. The fund does not expect to change its distribution policy over its life even if the fund's NAV increases or decreases.

            If the fund's investment strategy does not generate sufficient income and capital gains to pay the fixed distribution amount, the fund intends to make distributions that will, in part, constitute a return of capital to shareholders. Substantial payments of return of capital will diminish the assets of the fund. The tax character of the June and December distributions may vary significantly. In particular, it is expected that long-term capital gains would generally be paid only in December. Additionally, the fund may be required to make



4 | DWS LifeCompass Income Fund
            distributions in excess of the Guaranteed Distributions to maintain its status as a regulated investment company. See "Distribution Risk" at page ___ and "Understanding Distributions and Taxes" at page ___.

            The fund has entered into to a financial warranty agreement ("Warranty Agreement") with ____________ (the "Warranty Provider") that obligates the Warranty Provider to make payments to the fund to allow the fund to meet the fixed distribution amount of 8.75% of the initial NAV. The Warranty Provider is not obligated to make any payments until the assets of the fund have been substantially depleted. Moreover, the Warranty Agreement is subject to various covenants and conditions. See "Financial Warranty Risk" at page ___, "Financial Warranty" at page ___ and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty" at page ___.


            Guaranteed NAV Feature

            In addition to its Guaranteed Distribution feature, the fund also offers a guaranteed NAV feature. Specifically, shareholders who remain in the fund through the Maturity Date will be able to redeem their shares at the higher of 17% of the fund's NAV per share on its inception date ($1.70) (the "Guaranteed NAV") or the then current NAV. Under the Warranty Agreement, the Warranty Provider is obligated to contribute an amount of assets to the fund as of the Maturity Date equal to the amount by which the Guaranteed NAV exceeds the NAV on the Maturity Date. Only shareholders who hold their shares through the Maturity Date benefit from this feature. Should you redeem your shares at the Guaranteed NAV on the Maturity Date, you will receive an amount equal to the number of shares you own multiplied by the Guaranteed NAV ("Guaranteed Amount"). Should you redeem or exchange your shares before the Maturity Date, you will receive the then-current NAV.

            The fund will also seek to return to shareholders who hold shares through the Maturity Date a per share NAV at least equal to the fund's initial NAV ($10.00). While the fund will seek to pay an amount higher than the Guaranteed NAV, it does not promise to do so.

            The Guaranteed NAV may be less than your original investment.



                                                DWS LifeCompass Income Fund  | 5

            Because the commitments of the Warranty Provider are conditional, it is not completely certain that you will receive your Guaranteed Amount or all your Guaranteed Distributions. See "Financial Warranty" at page __ and "The Main Risks of Investing in the Fund" at page __.


            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to provide for a fixed distribution and limit downside risk while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy. The strategy is designed primarily to generate returns to pay the Guaranteed Distributions through the Maturity Date. The strategy also seeks to protect an amount of assets equal to the Guaranteed NAV times the number of shares outstanding on the Maturity Date (the "Aggregate Guaranteed Amount"). Lastly, the strategy seeks to achieve a NAV on the Maturity Date at least equal to the fund's initial NAV.

            The fund's strategy allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The fund's strategy evaluates a number of factors, including, but not limited to:


            -  the fund's current NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date


            - the volatility of the fund's assets allocated to the Active Component

            - the aggregate amount of Guaranteed Distributions to be distributed in the future and the Aggregate Guaranteed Amount payable to shareholders



6 | DWS LifeCompass Income Fund

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.

            At the fund's commencement of operations, it is expected that approximately 80% of the fund's assets will be allocated to the Active Component and approximately 20% will be allocated to the Reserve Component. The initial allocation of assets will depend in part on the current level of interest rates and the conditions of the equity markets in general. Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's asset allocation on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to a particular Component over any period of time.

            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, the quantitative methodology may result in an allocation of all or substantially all of the fund's assets to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible.

            The quantitative methodology may result in the fund having a higher portfolio turnover rate as compared to other mutual funds. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.



                                                DWS LifeCompass Income Fund  | 7

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets. Capital gains (primarily through futures contracts), dividends and income generated by the investments held in the Active Component are expected to comprise a material portion of the Guaranteed Distributions. The amount of assets allocated to the Active Component will vary pursuant to the Advisor's quantitative methodology.

            Initially, the fund expects that the Active Component will primarily consist of futures contracts based on any of the indices listed below and the following short-term securities selected for their yield potential: US government securities and shares of the Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor. The Advisor may also invest in other liquid assets. The fund's above-described short-term securities may also be used to satisfy asset coverage requirements for open futures positions. The fund may add additional indices or change the following selected indices in the future.


            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index composed of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

8 | DWS LifeCompass Income Fund

           - MSCI EAFE INDEX: an unmanaged stock market index composed of approximately 1,000 companies from various industrial sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily without incurring the trading costs and related expenses associated with a direct investment in stocks. Through the use of futures contracts, the fund effectively leverages (i.e., has equity exposure greater than the value of its assets).

            In the future, the fund also may determine to allocate a portion of the Active Component to affiliated mutual funds or unaffiliated exchange-traded funds ("ETFs").

            The fund only intends to enter into futures contracts that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board of Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The fund will have a targeted equity exposure at inception of 80% of its total assets. Initial equity exposure will be set on the day prior to the fund's launch. Thereafter, equity exposure will be highly sensitive to the level of interest rates, the value of the fund's assets, the fund's NAV, the net present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount, and the volatility of the assets underlying the Active Component, so that actual equity exposure will vary over time. The fund's equity exposure may increase at any time. The fund will have the ability to increase its equity exposure to 150% of total assets.


            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that


                                                DWS LifeCompass Income Fund  | 9
            are contractually required to "cash-settle," the fund sets aside liquid assets in an amount equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

            For more information on the fund's asset segregation policies for futures contracts, see "_______" in the fund's Statement of Additional Information.

            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. Generally, allocations to the Reserve Component will increase when the difference between the fund's portfolio value and the present value of all of future Guaranteed Distributions plus the Aggregate Guaranteed Amount decreases. In other words, the greater the difference, or "cushion," between the present value of future Guaranteed Distributions plus the Aggregate Guaranteed Amount and the fund's portfolio value, the greater the allocation to the Active Component. Based on current interest rates and equity market conditions, the fund initially expects to allocate approximately 20% of its assets to the Reserve Component. The Reserve Component will be invested primarily in shares of DWS Short Duration Plus Fund, shares of the QP Trust and US government securities.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other affiliated mutual funds or unaffiliated ETFs.


            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist primarily of US government securities that are issued or guaranteed by the US Treasury and zero coupon US Treasury bonds, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).



10 | DWS LifeCompass Income Fund

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by us to be of similar quality).

            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by that fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

            In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. QP Trust is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund's shareholders will pay a proportionate share of the expenses of the QP Trust.



                                               DWS LifeCompass Income Fund  | 11

            Fund Structure

            The fund is a fund-of-funds and invests in securities of other DWS Funds, securities and derivative instruments in reliance on an exemptive order obtained from the SEC. The fund is seeking to amend the order to permit investment in shares of unaffiliated ETFs. There is no assurance that such relief will be granted.

            The fund is designed to seek exposure to the securities markets through direct investment in securities and indirectly through derivatives instruments, including futures contracts. The fund has claimed an exclusion from registration as a commodity pool operator under the Commodities Exchange Act.



            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks


            DISTRIBUTION RISK. If the fund's investments do not generate sufficient income and capital gains to pay Guaranteed Distributions, distributions will constitute, in part, a return of capital. This distribution policy may, under certain circumstances, have adverse consequences to the fund and its shareholders. In order to meet its objective of paying fixed distributions, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not favor such action. Returns of capital will diminish the asset base of the fund, which will have a material adverse affect on the fund's ability to generate Guaranteed Distributions or to preserve the initial NAV of the fund.

            The tax character of distributions paid by the fund will vary from year-to-year and may vary significantly between the June and December distributions. Guaranteed Distributions may consist of ordinary income, short-term capital gains and, subject to legal limitations, long-term capital gains. To the extent such sources are insufficient to pay Guaranteed Distributions, the excess will be paid as a return of capital. Although return of capital distributions are not taxable in the current year for federal income tax purposes, they reduce the



12 | DWS LifeCompass Income Fund
            shareholder's tax basis in his or her shares. The fund may be required to pay distributions in excess of Guaranteed Distributions to meet requirements of the Internal Revenue Code. For example, when market conditions result in significant gains and the fund consequently distributes an amount in excess of Guaranteed Distributions, the fund will not meet it objective of providing relatively stable distributions.

            FINANCIAL WARRANTY RISK. As a condition to issuing the Financial Warranty (as defined below), the Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions without the consent of the Warranty Provider. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund fails to comply with the restrictions and investment parameters set forth in the Warranty Agreement, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio or terminate the Warranty Agreement.

            In such an event, the fund's Board will take such action as it deems to be in the best interests of the fund and its shareholders including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.

            A shareholder's ability to receive a Guaranteed Distribution may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less than favorable.

            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early



                                               DWS LifeCompass Income Fund  | 13
            termination, you will be entitled to redeem your shares at the greater of: (i) the then current NAV per share of the fund on the early termination date; or (ii) the net present value of the Guaranteed NAV and all future Guaranteed Distributions calculated on a per share basis (the "Accelerated Distribution"). Because the Accelerated Distribution accounts for the time value of money, it may be less than the fund's current NAV per share, and it may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount. In the event that the fund has insufficient assets to pay all Accelerated Distributions, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall.
            For more information regarding early termination, see "Financial Warranty" at page ___ and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty" at page ___.

            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the present value of all future Guaranteed Distributions plus the Aggregate Guaranteed Amount. In such a case, the strategy would no longer be able to assure the payment of future Guaranteed Distributions and of the Aggregate Guaranteed Amount on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, the main risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.


            Investment-related risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements, and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in equities. If, during the Warranty Period (as defined below), the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time or over a protracted period), a complete



14 | DWS LifeCompass Income Fund
            and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets and its ability to generate Guaranteed Distributions will be impaired.

            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and expose shareholders to greater tax consequences.

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the futures contracts provide for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin.

            INVESTMENT COMPANY SECURITIES. Because the fund invests in shares of DWS Short Duration Plus Fund, and, in the future, may invest in other DWS mutual funds or ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds, because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be



                                               DWS LifeCompass Income Fund  | 15
            required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            The following risks may apply to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.


            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also


16 | DWS LifeCompass Income Fund
            adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.


            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid


                                               DWS LifeCompass Income Fund  | 17
            than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.


            Financial Warranty

            The fund has entered into the Warranty Agreement ("Financial Warranty") with the Warranty Provider to protect against the fund having insufficient assets to pay the Guaranteed Distributions and the Aggregate Guarnateed Amount. The Financial Warranty will be issued in amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated (as described below), the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date (the "Warranty Period"). The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

            By entering into the Warranty Agreement, the Warranty Provider has agreed to pay the fund amounts necessary to make up the difference between the amount of income, capital gains and return of capital available for distribution to shareholders and the amount of any Guaranteed Distribution. The Warranty Provider's obligation to pay the fund is triggered only after the fund has paid out all earnings and profits and paid out returns of capital to a point where the fund's remaining assets equal the net present value of the Aggregate Guaranteed Amount and all future Guaranteed Distributions. In other words, the Warranty Provider's payment obligation does not take effect until the fund's assets have been significantly diminished.

            The Warranty Provider also has agreed to pay the fund an amount necessary to ensure that shareholders who hold their shares until the Maturity Date receive at least the Aggregate Guaranteed Amount. The Warranty Provider is obligated pay the fund the difference between the NAV on the Maturity Date and the Guaranteed NAV.



18 | DWS LifeCompass Income Fund

            The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will allow the Warranty Provider to terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US Treasury bonds, cash and/or cash equivalents.

            The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the fund or Advisor. These include, but are not limited to, (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations, under the Warranty Agreement, (ii) termination of the funds custodian and the failure to engage a successor custodian that assumes the Advisor's obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the fund's investment management agreement and custodian agreement.

            In addition, the Warranty Agreement is designed to ensure that shareholders who redeem their shares on the Maturity Date receive at least their Guaranteed Amount or, in the event of early termination, their Accelerated Distribution. If the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or, in the event of early termination, all Accelerated Distributions, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the aggregate Accelerated Distributions, as the case may be, and the aggregate assets of the fund.



                                               DWS LifeCompass Income Fund  | 19

            Additional Information Regarding the Distribution Policy

            Before you invest, it is important that you understand the key elements of our distribution policy:

            - Although the fund seeks to pay distributions in a fixed amount, the tax character of such distributions may vary significantly.

            - The fund generally is limited to making one long-term capital gains distribution per year. Many futures contracts generate capital gains, which are then characterized regardless of actual holding periods as 60% long-term gains and 40% short-term gains. The fund does not currently intend to seek exemptive relief to allow it to pay long-term capital gains more than once a year. Accordingly, long-term distributions generally will be paid in December.

            - The fund may be required to make distributions in excess of the Guaranteed Distributions in order to meet tax requirements to maintain its status as a regulated investment company or to avoid any fund-level federal income or excise taxes. To the extent that the fund pays excess distributions, such distributions will reduce the amount of the Guaranteed NAV. If you reinvest the excess tax distribution in additional shares, you will receive the same Guaranteed Amount. While your per share Guaranteed NAV will have decreased, the shares you own will have increased. For this reason, we strongly recommend that you reinvest all excess tax distributions.

            For more information, see "Distribution Risk" at page __ and Appendix B.



20 | DWS LifeCompass Income Fund

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



                                               DWS LifeCompass Income Fund  | 21

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares.



--------------------------------------------------------------------------------
FEE TABLE                                           CLASS A             CLASS C
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                5.75%1             None
--------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                      None2                 1.00%
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                               2.00                 2.00
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee4                                     0.70  %              0.70%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                    0.25                 1.00
--------------------------------------------------------------------------------
 Other Expenses5                                     0.44                 0.44
--------------------------------------------------------------------------------
 Financial Warranty Fee                              0.57                 0.57
--------------------------------------------------------------------------------
 Acquired Funds Fees and Expenses
 (Underlying Funds)                                  0.14                 0.14
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                     2.10                 2.85
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement                   0.15                 0.15
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES6                      1.95                 2.70
--------------------------------------------------------------------------------



1 Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").


2 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.


3 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.


4 Includes a 0.10% administration fee. In the event that all of the fund's assets are allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%; however, its 0.10% administration fee will remain unchanged.



5 "Other Expenses" are based on estimated amounts for the current fiscal year and include 0.06% in offering expenses. Actual expenses may be different.



6 The Advisor has contractually agreed through September 30, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 1.75% and 2.50% for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (estimated at 0.06% and limited to 0.10%), and acquired fund fees and expenses (estimated at 0.14%).



22 | DWS LifeCompass Income Fund

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS
--------------------------------------------------------------------------------
 EXPENSES, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
 Class A shares        $762       $1,170
--------------------------------------------------------------------------------
 Class C shares        $373       $  857
--------------------------------------------------------------------------------

 EXPENSES, assuming you kept your shares
--------------------------------------------------------------------------------
 Class A shares        $762       $1,170
--------------------------------------------------------------------------------
 Class C shares        $273       $  857
--------------------------------------------------------------------------------




                                               DWS LifeCompass Income Fund  | 23

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.



           Required Tax Distributions and Reduction of Guaranteed NAV

           To satisfy requirements of the Internal Revenue Code and generally to avoid any fund-level federal income or excise taxes, the fund may determine that its year-end distribution must be greater than its normal Guaranteed Distribution amount and/or that it must pay additional distributions. Such distributions in excess of the normal Guaranteed Distribution amount are referred to as "Required Tax Distributions." Required Tax Distributions, if any, will normally occur in December or at such other times as may be required to avoid the imposition of federal income or excise tax on the fund. The total Required Tax Distributions generally will be equal to the sum of any net investment income received plus net short-term realized capital gains (less any net long-term capital loss for the year) and net long-term realized capital gains, if any, above the Guaranteed Distribution amount.

           To the extent the fund makes Required Tax Distributions in a particular year, such distributions will reduce the Guaranteed NAV. If you immediately reinvest all Required Tax Distributions by purchasing additional fund shares, your Guaranteed Amount on the Maturity Date will not be reduced. For this reason, it is recommended that shareholders reinvest all Required Tax Distributions. See "Appendix B" for examples illustrating the effect of Required Tax Distributions.



24 | Other Policies and Information and Secondary Risks

           Additional information about the Financial Warranty

           WARRANTY PROVIDER. The Warranty Provider is ___________, a _____________ with a principal place of business in _______________. As of the date of this prospectus, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of _______ from _______, a nationally recognized statistical rating organization.

           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund or the preparation of this prospectus, except for information relating directly to the Warranty Provider, the Financial Warranty and the Warranty Agreement. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.

           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Guaranteed Distribution/Guaranteed NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Guaranteed Distribution/Guaranteed NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund's shareholders. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the fund's then current NAV per share. After making all required payments



                        Other Policies and Information and Secondary Risks | 25 under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes and you may be subject to sales charges of the fund you exchange into.

           EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of shareholders to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares at the greater of: (i) the then current NAV per share of the fund on the early termination date; or
           (ii) the Accelerated Distribution.

           The Accelerated Distribution is calculated as follows: the net present value of all future Guaranteed Distributions calculated on a per share basis and the Guaranteed NAV. Because the computation accounts for the time value of money, the Accelerated Distribution may be less than the Guaranteed NAV and may be less than the current NAV per share of the fund. Generally, the longer the time remaining to the Maturity Date, the greater the discount. In the event that the fund has insufficient assets to pay the Accelerated Distribution, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall subject to the terms of the Warranty Agreement.

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Distribution and the date your shares are expected to be redeemed.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.


26 | Other Policies and Information and Secondary Risks

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


                                         Who Manages and Oversees the Fund  | 27

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the fee rate to be paid by the fund, which is based upon the fund's average daily net assets:


           DWS LifeCompass Income Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in a defeasance portfolio, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the Warranty Period. Additionally, in such an event, the fee under the Warranty Agreement will be reduced to an annual rate of [0.30%] of the fund's average daily net assets.

           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


28 | Who Manages and Oversees the Fund

Portfolio management


DWS LifeCompass Income Fund, is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.

- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 29

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


30 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 31
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


32 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



                                                      Financial Highlights  | 33

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

CHOOSING A SHARE CLASS

Offered in this prospectus are the share classes noted on the cover page of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


-----------------------------------------------------------------------------------------
 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
    when you buy shares                          or eliminate their sales charge; see
                                                 "Class A shares"
 -  In most cases, no charge when you
    sell shares                               -  Total annual expenses are lower than
                                                 those for Class C
 -  Up to 0.25% annual shareholder
    servicing fee
-----------------------------------------------------------------------------------------

 CLASS C
 -  No sales charge when you buy shares       -  Unlike Class A shares, Class C shares
                                                 do not have a sales charge when
 -  Deferred sales charge of 1.00%,              buying shares, but have higher annual
    charged when you sell shares you             expenses than those for Class A
    bought within the last year                  shares and a deferred sales charge
 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee
-----------------------------------------------------------------------------------------




                                                    Choosing a Share Class  | 35

           Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of a fund that you buy.


           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by


36 | Choosing a Share Class
           the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


                                                    Choosing a Share Class  | 37

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


38 | Choosing a Share Class

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

           Class A shares have an up-front sales charge that varies with the amount you invest:


--------------------------------------------------------------------------------
                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE1,2        NET INVESTMENT2
--------------------------------------------------------------------------------
  Up to $50,000                     5.75%                     6.10%
--------------------------------------------------------------------------------
$    50,000-$99,999                 4.50                      4.71
--------------------------------------------------------------------------------
$  100,000-$249,999                 3.50                      3.63
--------------------------------------------------------------------------------
$  250,000-$499,999                 2.60                      2.67
--------------------------------------------------------------------------------
$  500,000-$999,999                 2.00                      2.04
--------------------------------------------------------------------------------
  $1 million or more              see below                see below
--------------------------------------------------------------------------------


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")

           - you are investing a total of $100,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


                                                    Choosing a Share Class  | 39

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit the "Individual Investors" section of www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of DeAM or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.


40 | Choosing a Share Class

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



                                                    Choosing a Share Class  | 41

           Class C shares


           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.


           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Class C shares do NOT automatically convert to Class A shares, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


--------------------------------------------------------------------------------
   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------
  First year                                    1.00%
--------------------------------------------------------------------------------
  Second year and later                         None
--------------------------------------------------------------------------------


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


42 | Choosing a Share Class

How to BUY Class A and C Shares




----------------------------------------------------------------------------------------
 FIRST INVESTMENT                               ADDITIONAL INVESTMENTS
----------------------------------------------------------------------------------------
 $1,000 or more for regular accounts           $50 or more for regular accounts and
 $500 or more for IRAs                         IRA accounts
 $500 or more with an Automatic                $50 or more with an Automatic
 Investment Plan                               Investment Plan
----------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the             -  Contact your advisor using the
    method that's most convenient for you         method that's most convenient for you
----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application           -  Send a check made out to "DWS
                                                  Scudder" and a DWS Scudder
 -  Send it to us at the appropriate              investment slip to us at the
    address, along with an investment             appropriate address below
    check                                      -  If you don't have an investment slip,
                                                  simply include a letter with your
                                                  name, account number, the full name
                                                  of the fund and the share class and
                                                  your investment instructions
----------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the application and include a      -  Call (800) 621-1048 for instructions
    voided check
----------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
----------------------------------------------------------------------------------------
 ON THE INTERNET
 Not available                                 -  Go to www.dws-scudder.com and
                                                  register
                                               -  Follow the instructions for buying
                                                  shares with money from your bank
                                                  account
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

                                           How to Buy Class A and C Shares  | 43

How to EXCHANGE or SELL Class A and C Shares


----------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
----------------------------------------------------------------------------------------
 $1,000 or more to open a new account          Some transactions, including most for
 $500 or more for IRAs                         over $100,000, can only be ordered in
 $50 or more for exchanges between             writing with a signature guarantee;
 existing accounts                             please see "Signature Guarantee"
----------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor by the method         -  Contact your advisor by the method
    that's most convenient for you                that's most convenient for you
----------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page)
 Write a letter that includes:                 Write a letter that includes:
 -  the fund, class and account number         -  the fund, class and account number
    you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares      -  the dollar amount or number of shares
    you want to exchange, the name and            you want to sell
    class of the fund you want to              -  your name(s), signature(s) and
    exchange into                                 address, as they appear on your
 -  your name(s), signature(s) and                account
    address, as they appear on your            -  a daytime telephone number
    account
 -  a daytime telephone number
----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC EXCHANGE PLAN
                                               Not available
 -  To set up regular exchanges from a
    fund account, call (800) 621-1048
----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC WITHDRAWAL PLAN
 Not available                                 -  Call (800) 621-1048 (minimum $50)
 USING QuickSell
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickSell is set up on your account; if
                                                  it is, you can request a transfer to your
                                                  bank account of any amount between
                                                  $50 and $250,000
----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com            -  Register at www.dws-scudder.com
    and log in and then follow the                and log in and then follow the
    instructions for making on-line               instructions for making on-line
    exchanges                                     redemptions
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



44 | How to Exchange or Sell Class A and C Shares

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


                                            Policies You Should Know About  | 45

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


46 | Policies You Should Know About

           INITIAL PURCHASE. The minimum initial investment for Class A and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

                                            Policies You Should Know About  | 47

          - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


48 | Policies You Should Know About

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems


                                            Policies You Should Know About  | 49
           are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
           (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a


50 | Policies You Should Know About
           pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.


           Since many transactions may be initiated by telephone or elec-tronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.









                                            Policies You Should Know About  | 51

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.








52 | Policies You Should Know About
           with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.



                                            Policies You Should Know About  | 53

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also the NAV, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.


54 | Policies You Should Know About

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


                                            Policies You Should Know About  | 55

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


           - close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements)

56 | Policies You Should Know About

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES


           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           The fund has a regular schedule for paying out any earnings to shareholders. Dividends or distributions declared by the fund to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 57

           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest your dividends. To avoid "buying a dividend", check the fund's distribution dates before you invest.

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the same fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           The fund has a policy, which may be modified at any time by the Board, of paying the Guaranteed Distribution in a [minimum] annual dollar amount per share equal to 8.75% of the fund's NAV per share on the inception date. This policy permits shareholders to realize a predictable level of cash flow with respect to their shares without having to sell their shares.



58 | Understanding Distributions and Taxes

           Guaranteed Distributions will be paid from net income and net capital gains. Under normal circumstances, the fund intends to distribute net long-term capital gains, if any, in December of each year. If, for any calendar year, the Guaranteed Distribution amount exceeds the fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in its shares. Any amount in excess of such basis shall be treated as gain from the sale of shares. In the event that the fund's assets are insufficient to pay a Guaranteed Distribution, the Warranty Provider will pay to the fund an amount sufficient to allow the fund to make the Guaranteed Distribution.

           In the event that the Guaranteed Distribution includes returns of capital, the Guaranteed Distribution will decrease the fund's total assets and, therefore, have the likely effect of (i) increasing its expense ratio, as the fund's fixed expenses will become a larger percentage of the fund's average net assets; and (ii) diminishing the fund's ability to generate future income but will not reduce the Guaranteed Distribution. In addition, in order to make such distributions, the fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:




--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM             GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                      INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF
- gains from the sale of                -  gains from the sale of
  securities held by the fund for          securities held by the fund for
  more than one year                       one year or less
- qualified dividend income (for        -  all other taxable income
  taxable year beginning before
  January 1, 2011)
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund             -  gains from selling fund
  shares held for more than              shares held for one year or
  one year                               less
--------------------------------------------------------------------------------






                                     Understanding Distributions and Taxes  | 59

           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund intends to take the position that its right to receive payment under the Warranty Agreement is itself a capital asset, and that payment in termination of such right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.


           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           The fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to you as ordinary income while distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares of the fund.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain


60 | Understanding Distributions and Taxes
           rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of additional Information, under "Federal Income Taxes".

           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.


           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.



                                     Understanding Distributions and Taxes  | 61

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



62 | Appendix A

                     DWS LifeCompass Income Fund - Class A





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        1.95%             -2.88%       $  9,712.46        $   761.59
------------------------------------------------------------------------------------------------
   2           10.25%        2.04%              0.00%       $  9,999.95        $   201.07
------------------------------------------------------------------------------------------------
   3           15.76%        2.04%              2.96%       $ 10,295.95        $   207.02
------------------------------------------------------------------------------------------------
   4           21.55%        2.04%              6.01%       $ 10,600.71        $   213.15
------------------------------------------------------------------------------------------------
   5           27.63%        2.04%              9.14%       $ 10,914.49        $   219.46
------------------------------------------------------------------------------------------------
   6           34.01%        2.04%             12.38%       $ 11,237.56        $   225.95
------------------------------------------------------------------------------------------------
   7           40.71%        2.04%             15.70%       $ 11,570.19        $   232.64
------------------------------------------------------------------------------------------------
   8           47.75%        2.04%             19.13%       $ 11,912.67        $   239.53
------------------------------------------------------------------------------------------------
   9           55.13%        2.04%             22.65%       $ 12,265.28        $   246.62
------------------------------------------------------------------------------------------------
  10           62.89%        2.04%             26.28%       $ 12,628.34        $   253.91
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,800.94
------------------------------------------------------------------------------------------------




DWS LifeCompass Income Fund - Class C






              MAXIMUM           INITIAL HYPOTHETICAL                      ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                           OF RETURN:
               0.00%                   $10,000                                 5%
----------------------------------------------------------------------------------------------------
             CUMULATIVE        ANNUAL       CUMULATIVE            HYPOTHETICAL
           RETURN BEFORE        FUND       RETURN AFTER      YEAR-END BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND               FEES AND              FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES               EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------
   1            5.00%        2.70%              2.30%             $ 10,230.00           $   273.11
----------------------------------------------------------------------------------------------------
   2           10.25%        2.79%              4.56%             $ 10,456.08           $   288.57
----------------------------------------------------------------------------------------------------
   3           15.76%        2.79%              6.87%             $ 10,687.16           $   294.95
----------------------------------------------------------------------------------------------------
   4           21.55%        2.79%              9.23%             $ 10,923.35           $   301.47
----------------------------------------------------------------------------------------------------
   5           27.63%        2.79%             11.65%             $ 11,164.75           $   308.13
----------------------------------------------------------------------------------------------------
   6           34.01%        2.79%             14.11%             $ 11,411.50           $   314.94
----------------------------------------------------------------------------------------------------
   7           40.71%        2.79%             16.64%             $ 11,663.69           $   321.90
----------------------------------------------------------------------------------------------------
   8           47.75%        2.79%             19.21%             $ 11,921.46           $   329.01
----------------------------------------------------------------------------------------------------
   9           55.13%        2.79%             21.85%             $ 12,184.92           $   336.28
----------------------------------------------------------------------------------------------------
  10           62.89%        2.79%             24.54%             $ 12,454.21           $   343.75
----------------------------------------------------------------------------------------------------
  TOTAL                                                                                 $ 3,112.08
----------------------------------------------------------------------------------------------------






                                                                Appendix A  | 63

APPENDIX B


Impact of required tax distribution and return of capital

If you hold your fund shares until the Maturity Date, you will be entitled to redeem your shares for the greater of the fund's NAV per share on the Maturity Date or the Guaranteed NAV. If the fund is unable to pay the Guaranteed NAV on the Maturity Date, the Warranty Provider is obligated to pay the amount of any shortfall between the Guaranteed NAV and the NAV on the Maturity Date.
Required tax distributions will reduce the Guaranteed Amount; however, if required tax distributions are immediately reinvested in additional shares, the aggregate amount you can expect to receive on the Maturity Date will remain unchanged because you will own more shares.

Scenario 1A below illustrates a scenario where there are required tax distributions that you immediately reinvest. As a result, the Guaranteed Amount you can expect to receive on the Maturity Date is the same.

Scenario 1B below illustrates the same scenario as Scenario 1 except that you do not reinvest the required tax distributions you received. Note that in this example, your Guaranteed NAV goes down because you did not immediately reinvest all required tax distributions.

Scenario 2 below illustrates a different scenario where there is a return of capital. Note that in this example, your market value at the end of the year goes down as does your cost basis because portions of your initial investment was returned to you.*

Each scenario assumes a hypothetical rate of return which may or may not be achieved by the fund.




                                          SCENARIO 1A     SCENARIO 1B
                                          REQUIRED TAX   REQUIRED TAX
                                         DISTRIBUTIONS   DISTRIBUTIONS
                                          IMMEDIATELY         NOT          SCENARIO 2
                                           REINVESTED     REINVESTED    RETURN OF CAPITAL
------------------------------------------------------------------------------------------
 Initial Investment                       $ 1,000,000    $ 1,000,000      $1,000,000
------------------------------------------------------------------------------------------
 Number of Shares Owned                       100,000        100,000        100,000
------------------------------------------------------------------------------------------
 Guaranteed NAV                           $     1.70     $     1.70       $   1.70
------------------------------------------------------------------------------------------
 Guaranteed Amount                        $   170,000    $   170,000      $ 170,000
------------------------------------------------------------------------------------------
 Fund Values (per share):
  Initial NAV                             $    10.00     $    10.00       $  10.00
------------------------------------------------------------------------------------------
  Year 1 Guaranteed Distribution          $     0.875    $     0.875      $   0.875
------------------------------------------------------------------------------------------
  Year 1 Income                           $     0.955    $     0.955      $   0.685
------------------------------------------------------------------------------------------
  Year 1 Capital Gains                    $     0.105    $     0.105      [ ]
------------------------------------------------------------------------------------------
  Year 1 Return of Capital                $     0.00     $     0.00       [ ]
------------------------------------------------------------------------------------------
  Year 1 Total Distribution Received      $     1.06     $     1.06       $   0.875
------------------------------------------------------------------------------------------
  Required tax distribution*              $     0.185    $     0.185              -
------------------------------------------------------------------------------------------
  NAV prior to distribution (Beginning
  NAV + Income + Capital)*                $    11.06     $    11.06       $  10.685
------------------------------------------------------------------------------------------
  NAV after distribution                  $    10.00     $    10.00       $   9.81
------------------------------------------------------------------------------------------
 Cash received (based on total shares
 owned)
------------------------------------------------------------------------------------------


64 | Appendix B

                                            SCENARIO 1A     SCENARIO 1B
                                            REQUIRED TAX   REQUIRED TAX
                                           DISTRIBUTIONS   DISTRIBUTIONS
                                            IMMEDIATELY         NOT          SCENARIO 2
                                             REINVESTED     REINVESTED    RETURN OF CAPITAL
------------------------------------------------------------------------------------------
  Net Investment Income                     $   95,500      $   95,500       $ 68,500
------------------------------------------------------------------------------------------
  Return of Capital                                  -               -       $ 19,000
------------------------------------------------------------------------------------------
  Capital Gains                             $   10,500      $   10,500              -
------------------------------------------------------------------------------------------
 Number of shares received from
 reinvestment of required tax
 distribution (see detail calculation #1
 below)                                          1,850               -              -
------------------------------------------------------------------------------------------
 Year 2 Adjusted Guaranteed NAV per
 share (see detail calculation #2
 below)*                                    $  1.66912      $  1.66912       $   1.70
------------------------------------------------------------------------------------------
 New Number of Shares Owned                    101,850         100,000        100,000
------------------------------------------------------------------------------------------
 Expected Shareholder Aggregate
 Target distribution in year 2              $   89,119      $   87,500       $ 87,500
------------------------------------------------------------------------------------------
 Guaranteed Amount                          $  170,000      $  166,912       $170,000
------------------------------------------------------------------------------------------
 Cost Basis of Share - (maintained by
 shareholder)                               $1,018,500      $1,000,000       $981,000
------------------------------------------------------------------------------------------
 Market Value at end of year 1*             $1,018,500      $1,000,000       $981,000
------------------------------------------------------------------------------------------
 Unrealized Gain*                                    -               -              -
------------------------------------------------------------------------------------------




* Unrealized Capital gains or Losses, which also effect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.

1 SHARES REINVESTED CALCULATION: required tax distribution/NAV after distribution = 18,500/$10.00 = 1850 shares

2    ADJUSTED GUARANTEED NAV CALCULATION

 As described in the Prospectus, required tax distributions result in a reduction of the Guaranteed NAV

 The adjusted Guaranteed NAV equals the then current Guaranteed NAV divided by 1 plus the required tax distribution divided by the NAV per share after the required tax distribution $1.70/[1 + ($0.185/$10.00)] = $1.66912



                                                          Appendix B        | 65

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330



SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Income Fund    811-04760



[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]






(07/11/07) DLCIF-1
[RECYCLE GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------



                                 JULY __, 2007








                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS





--------------------------------------------------------------------------------




                          DWS LIFECOMPASS INCOME FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

 12      The Main Risks of Investing in
         the Fund

 21      The Fund's Performance
         History

 22      How Much Investors Pay

 23      Other Policies and Information
         and Secondary Risks

 26      Who Manages and Oversees
         the Fund

 32      Financial Highlights


HOW TO INVEST IN THE FUND

 34      Buying and Selling
         Institutional Class Shares

 42      Policies You Should Know
         About

 53      Understanding Distributions
         and Taxes

 58      Appendix A

 60      Appendix B

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                            Institutional Class
                                       ticker symbol        INCTX
                                         fund number        1440
--------------------------------------------------------------------------------

    DWS LIFECOMPASS INCOME FUND





            THE FUND'S MAIN INVESTMENT STRATEGY


            The Fund's Investment Goal

            DWS LifeCompass Income Fund seeks to provide regular distributions at a fixed dollar amount. The fund seeks capital preservation as a secondary objective.

            The fund is structured to achieve its objectives over a ten year investment horizon and is designed for long-term investors that have a similar investment horizon. The fund's maturity date is ________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objectives.

            The fund will continuously offer its shares though the Maturity Date, unless the fund's Board of Trustees determines it is in the fund's best interest to discontinue sales.


            Distribution Policy

            The fund's primary purpose is to generate regular distributions to shareholders through the Maturity Date in an amount equal to an annual rate of 8.75% of the fund's net asset value ("NAV") on its inception date ($0.875 per share) ("Guaranteed Distributions"). The fund expects to declare and pay Guaranteed Distributions semi-annually in equal installments in June and December. The fund does not expect to change its distribution policy over its life even if the fund's NAV increases or decreases.

            If the fund's investment strategy does not generate sufficient income and capital gains to pay the fixed distribution amount, the fund intends to make distributions that will, in part, constitute a return of capital to shareholders. Substantial payments of return of capital will diminish the assets of the fund. The tax character of the June and December distributions may vary significantly. In particular, it is expected that long-term capital gains would generally be paid only in December. Additionally, the fund may be required to make



4 | DWS LifeCompass Income Fund
            distributions in excess of the Guaranteed Distributions to maintain its status as a regulated investment company. See "Distribution Risk" at page ___ and "Understanding Distributions and Taxes" at page ___.

            The fund has entered into to a financial warranty agreement ("Warranty Agreement") with ____________ (the "Warranty Provider") that obligates the Warranty Provider to make payments to the fund to allow the fund to meet the fixed distribution amount of 8.75% of the initial NAV. The Warranty Provider is not obligated to make any payments until the assets of the fund have been substantially depleted. Moreover, the Warranty Agreement is subject to various covenants and conditions. See "Financial Warranty Risk" at page ___, "Financial Warranty" at page ___ and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty" at page ___.


            Guaranteed NAV Feature

            In addition to its Guaranteed Distribution feature, the fund also offers a guaranteed NAV feature. Specifically, shareholders who remain in the fund through the Maturity Date will be able to redeem their shares at the higher of 17% of the fund's NAV per share on its inception date ($1.70) (the "Guaranteed NAV") or the then current NAV. Under the Warranty Agreement, the Warranty Provider is obligated to contribute an amount of assets to the fund as of the Maturity Date equal to the amount by which the Guaranteed NAV exceeds the NAV on the Maturity Date. Only shareholders who hold their shares through the Maturity Date benefit from this feature. Should you redeem your shares at the Guaranteed NAV on the Maturity Date, you will receive an amount equal to the number of shares you own multiplied by the Guaranteed NAV ("Guaranteed Amount"). Should you redeem or exchange your shares before the Maturity Date, you will receive the then-current NAV.

            The fund will also seek to return to shareholders who hold shares through the Maturity Date a per share NAV at least equal to the fund's initial NAV ($10.00). While the fund will seek to pay an amount higher than the Guaranteed NAV, it does not promise to do so.

            The Guaranteed NAV may be less than your original investment.



                                                DWS LifeCompass Income Fund  | 5

            Because the commitments of the Warranty Provider are conditional, it is not completely certain that you will receive your Guaranteed Amount or all your Guaranteed Distributions. See "Financial Warranty" at page __ and "The Main Risks of Investing in the Fund" at page __.


            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to provide for a fixed distribution and limit downside risk while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy. The strategy is designed primarily to generate returns to pay the Guaranteed Distributions through the Maturity Date. The strategy also seeks to protect an amount of assets equal to the Guaranteed NAV times the number of shares outstanding on the Maturity Date (the "Aggregate Guaranteed Amount"). Lastly, the strategy seeks to achieve a NAV on the Maturity Date at least equal to the fund's initial NAV.

            The fund's strategy allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The fund's strategy evaluates a number of factors, including, but not limited to:


            -  the fund's current NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date


            - the volatility of the fund's assets allocated to the Active Component

            - the aggregate amount of Guaranteed Distributions to be distributed in the future and the Aggregate Guaranteed Amount payable to shareholders



6 | DWS LifeCompass Income Fund

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.

            At the fund's commencement of operations, it is expected that approximately 80% of the fund's assets will be allocated to the Active Component and approximately 20% will be allocated to the Reserve Component. The initial allocation of assets will depend in part on the current level of interest rates and the conditions of the equity markets in general. Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's asset allocation on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to a particular Component over any period of time.

            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, the quantitative methodology may result in an allocation of all or substantially all of the fund's assets to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible.

            The quantitative methodology may result in the fund having a higher portfolio turnover rate as compared to other mutual funds. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.



                                                DWS LifeCompass Income Fund  | 7

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets. Capital gains (primarily through futures contracts), dividends and income generated by the investments held in the Active Component are expected to comprise a material portion of the Guaranteed Distributions. The amount of assets allocated to the Active Component will vary pursuant to the Advisor's quantitative methodology.

            Initially, the fund expects that the Active Component will primarily consist of futures contracts based on any of the indices listed below and the following short-term securities selected for their yield potential: US government securities and shares of the Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor. The Advisor may also invest in other liquid assets. The fund's above-described short-term securities may also be used to satisfy asset coverage requirements for open futures positions. The fund may add additional indices or change the following selected indices in the future.


            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index composed of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

8 | DWS LifeCompass Income Fund

            - MSCI EAFE INDEX: an unmanaged stock market index composed of approximately 1,000 companies from various industrial sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily without incurring the trading costs and related expenses associated with a direct investment in stocks. Through the use of futures contracts, the fund effectively leverages (i.e., has equity exposure greater than the value of its assets).

            In the future, the fund also may determine to allocate a portion of the Active Component to affiliated mutual funds or unaffiliated exchange-traded funds ("ETFs").

            The fund only intends to enter into futures contracts that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board of Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The fund will have a targeted equity exposure at inception of 80% of its total assets. Initial equity exposure will be set on the day prior to the fund's launch. Thereafter, equity exposure will be highly sensitive to the level of interest rates, the value of the fund's assets, the fund's NAV, the net present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount, and the volatility of the assets underlying the Active Component, so that actual equity exposure will vary over time. The fund's equity exposure may increase at any time. The fund will have the ability to increase its equity exposure to 150% of total assets.


            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that


                                                DWS LifeCompass Income Fund  | 9
            are contractually required to "cash-settle," the fund sets aside liquid assets in an amount equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

            For more information on the fund's asset segregation policies for futures contracts, see "_______" in the fund's Statement of Additional Information.

            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. Generally, allocations to the Reserve Component will increase when the difference between the fund's portfolio value and the present value of all of future Guaranteed Distributions plus the Aggregate Guaranteed Amount decreases. In other words, the greater the difference, or "cushion," between the present value of future Guaranteed Distributions plus the Aggregate Guaranteed Amount and the fund's portfolio value, the greater the allocation to the Active Component. Based on current interest rates and equity market conditions, the fund initially expects to allocate approximately 20% of its assets to the Reserve Component. The Reserve Component will be invested primarily in shares of DWS Short Duration Plus Fund, shares of the QP Trust and US government securities.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other affiliated mutual funds or unaffiliated ETFs.


            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist primarily of US government securities that are issued or guaranteed by the US Treasury and zero coupon US Treasury bonds, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).



10 | DWS LifeCompass Income Fund

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by us to be of similar quality).

            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by that fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

            In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. QP Trust is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund's shareholders will pay a proportionate share of the expenses of the QP Trust.



                                               DWS LifeCompass Income Fund  | 11

            Fund Structure

            The fund is a fund-of-funds and invests in securities of other DWS Funds, securities and derivative instruments in reliance on an exemptive order obtained from the SEC. The fund is seeking to amend the order to permit investment in shares of unaffiliated ETFs. There is no assurance that such relief will be granted.

            The fund is designed to seek exposure to the securities markets through direct investment in securities and indirectly through derivatives instruments, including futures contracts. The fund has claimed an exclusion from registration as a commodity pool operator under the Commodities Exchange Act.



            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks


            DISTRIBUTION RISK. If the fund's investments do not generate sufficient income and capital gains to pay Guaranteed Distributions, distributions will constitute, in part, a return of capital. This distribution policy may, under certain circumstances, have adverse consequences to the fund and its shareholders. In order to meet its objective of paying fixed distributions, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not favor such action. Returns of capital will diminish the asset base of the fund, which will have a material adverse affect on the fund's ability to generate Guaranteed Distributions or to preserve the initial NAV of the fund.

            The tax character of distributions paid by the fund will vary from year-to-year and may vary significantly between the June and December distributions. Guaranteed Distributions may consist of ordinary income, short-term capital gains and, subject to legal limitations, long-term capital gains. To the extent such sources are insufficient to pay Guaranteed Distributions, the excess will be paid as a return of capital. Although return of capital distributions are not taxable in the current year for federal income tax purposes, they reduce the



12 | DWS LifeCompass Income Fund
            shareholder's tax basis in his or her shares. The fund may be required to pay distributions in excess of Guaranteed Distributions to meet requirements of the Internal Revenue Code. For example, when market conditions result in significant gains and the fund consequently distributes an amount in excess of Guaranteed Distributions, the fund will not meet it objective of providing relatively stable distributions.

            FINANCIAL WARRANTY RISK. As a condition to issuing the Financial Warranty (as defined below), the Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions without the consent of the Warranty Provider. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund fails to comply with the restrictions and investment parameters set forth in the Warranty Agreement, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio or terminate the Warranty Agreement.

            In such an event, the fund's Board will take such action as it deems to be in the best interests of the fund and its shareholders including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.

            A shareholder's ability to receive a Guaranteed Distribution may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less than favorable.

            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early



                                               DWS LifeCompass Income Fund  | 13
            termination, you will be entitled to redeem your shares at the greater of: (i) the then current NAV per share of the fund on the early termination date; or (ii) the net present value of the Guaranteed NAV and all future Guaranteed Distributions calculated on a per share basis (the "Accelerated Distribution"). Because the Accelerated Distribution accounts for the time value of money, it may be less than the fund's current NAV per share, and it may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount. In the event that the fund has insufficient assets to pay all Accelerated Distributions, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall.
            For more information regarding early termination, see "Financial Warranty" at page ___ and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty" at page ___.


            Investment-related risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements, and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in equities. If, during the Warranty Period (as defined below), the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets and its ability to generate Guaranteed Distributions will be impaired.

            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and expose shareholders to greater tax consequences.



14 | DWS LifeCompass Income Fund

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the futures contracts provide for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin.

            INVESTMENT COMPANY SECURITIES. Because the fund invests in shares of DWS Short Duration Plus Fund, and, in the future, may invest in other DWS mutual funds or ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds, because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            The following risks may apply to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust.



                                               DWS LifeCompass Income Fund  | 15

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.


            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.



16 | DWS LifeCompass Income Fund

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.

            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.



                                               DWS LifeCompass Income Fund  | 17

            Financial Warranty

            The fund has entered into the Warranty Agreement ("Financial Warranty") with the Warranty Provider to protect against the fund having insufficient assets to pay the Guaranteed Distributions and the Aggregate Guaranteed Amount. The Financial Warranty will be issued in amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated (as described below), the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date (the "Warranty Period"). The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

            By entering into the Warranty Agreement, the Warranty Provider has agreed to pay the fund amounts necessary to make up the difference between the amount of income, capital gains and return of capital available for distribution to shareholders and the amount of any Guaranteed Distribution. The Warranty Provider's obligation to pay the fund is triggered only after the fund has paid out all earnings and profits and paid out returns of capital to a point where the fund's remaining assets equal the net present value of the Aggregate Guaranteed Amount and all future Guaranteed Distributions. In other words, the Warranty Provider's payment obligation does not take effect until the fund's assets have been significantly diminished.

            The Warranty Provider also has agreed to pay the fund an amount necessary to ensure that shareholders who hold their shares until the Maturity Date receive at least the Aggregate Guaranteed Amount. The Warranty Provider is obligated pay the fund the difference between the NAV on the Maturity Date and the Guaranteed NAV.

            The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will allow the Warranty Provider to terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to



18 | DWS LifeCompass Income Fund
            ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US Treasury bonds, cash and/or cash equivalents.

            The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the fund or Advisor. These include, but are not limited to, (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations, under the Warranty Agreement, (ii) termination of the funds custodian and the failure to engage a successor custodian that assumes the Advisor's obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the fund's investment management agreement and custodian agreement.

            In addition, the Warranty Agreement is designed to ensure that shareholders who redeem their shares on the Maturity Date receive at least their Guaranteed Amount or, in the event of early termination, their Accelerated Distribution. If the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or, in the event of early termination, all Accelerated Distributions, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the aggregate Accelerated Distributions, as the case may be, and the aggregate assets of the fund.


            Additional Information Regarding the Distribution Policy

            Before you invest, it is important that you understand the key elements of our distribution policy:

            - Although the fund seeks to pay distributions in a fixed amount, the tax character of such distributions may vary significantly.



                                               DWS LifeCompass Income Fund  | 19

            - The fund generally is limited to making one long-term capital gains distribution per year. Many futures contracts generate capital gains, which are then characterized regardless of actual holding periods as 60% long-term gains and 40% short-term gains. The fund does not currently intend to seek exemptive relief to allow it to pay long-term capital gains more than once a year. Accordingly, long-term distributions generally will be paid in December.

            - The fund may be required to make distributions in excess of the Guaranteed Distributions in order to meet tax requirements to maintain its status as a regulated investment company or to avoid any fund-level federal income or excise taxes. To the extent that the fund pays excess distributions, such distributions will reduce the amount of the Guaranteed NAV. If you reinvest the excess tax distribution in additional shares, you will receive the same Guaranteed Amount. While your per share Guaranteed NAV will have decreased, the shares you own will have increased. For this reason, we strongly recommend that you reinvest all excess tax distributions.

            For more information, see "Distribution Risk" at page __ and Appendix B.



20 | DWS LifeCompass Income Fund

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



                                               DWS LifeCompass Income Fund  | 21

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares.



--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                         2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee 2                                               0.70%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                               None
--------------------------------------------------------------------------------
 Other Expenses 3                                               0.24
--------------------------------------------------------------------------------
 Financial Warranty Fee                                         0.57
--------------------------------------------------------------------------------
 Acquired Funds Fees and Expenses
 (Underlying Funds)                                             0.14
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                1.65
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement                              0.15
--------------------------------------------------------------------------------
 NET ANNUAL FUND OPERATING EXPENSES
 (AFTER WAIVER) 4                                               1.50
--------------------------------------------------------------------------------



1 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.


2 Includes 0.10% administration fee. In the event that all of the fund's assets are allocated to the Reserve Component, the fund's management fee will decrease to 0.30%; however, the fund's 0.10% administration fee will remain unchanged.



3 "Other Expenses" are based on estimated amounts for the current fiscal year and include 0.06% in offering expenses. Actual expenses may be different.



4 The Advisor has contractually agreed through September 30, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 1.50%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (estimated at 0.06% and limited to 0.10%), and acquired fund fees and expenses (estimated at 0.14%).


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE                         1 YEAR                  3 YEARS
--------------------------------------------------------------------------------
 Institutional Class            $153                    $493
--------------------------------------------------------------------------------




22 | DWS LifeCompass Income Fund

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. The Board of DWS Inflation Protected Plus Fund will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.



           Required Tax Distributions and Reduction of Guaranteed NAV

           To satisfy requirements of the Internal Revenue Code and generally to avoid any fund-level federal income or excise taxes, the fund may determine that its year-end distribution must be greater than its normal Guaranteed Distribution amount and/or that it must pay additional distributions. Such distributions in excess of the normal Guaranteed Distribution amount are referred to as "Required Tax Distributions." Required Tax Distributions, if any, will normally occur in December or at such other times as may be required to avoid the imposition of federal income or excise tax on the fund. The total Required Tax Distributions generally will be equal to the sum of any net investment income received plus net short-term realized capital gains (less any net long-term capital loss for the year) and net long-term realized capital gains, if any, above the Guaranteed Distribution amount.

           To the extent the fund makes Required Tax Distributions in a particular year, such distributions will reduce the Guaranteed NAV. If you immediately reinvest all Required Tax Distributions by purchasing additional fund shares, your Guaranteed Amount on the Maturity Date will not be reduced. For this reason, it is recommended that shareholders reinvest all Required Tax Distributions. See "Appendix B" for examples illustrating the effect of Required Tax Distributions.



                        Other Policies and Information and Secondary Risks  | 23

           Additional information about the Financial Warranty

           WARRANTY PROVIDER. The Warranty Provider is ___________, a _____________ with a principal place of business in _______________. As of the date of this prospectus, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of _______ from _______, a nationally recognized statistical rating organization.

           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund or the preparation of this prospectus, except for information relating directly to the Warranty Provider, the Financial Warranty and the Warranty Agreement. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.

           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Guaranteed Distribution/Guaranteed NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Guaranteed Distribution/Guaranteed NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund's shareholders. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the fund's then current NAV per share. After making all required payments



24 | Other Policies and Information and Secondary Risks
           under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes and you may be subject to sales charges of the fund you exchange into.

           EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of shareholders to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares at the greater of: (i) the then current NAV per share of the fund on the early termination date; or
           (ii) the Accelerated Distribution.

           The Accelerated Distribution is calculated as follows: the net present value of all future Guaranteed Distributions calculated on a per share basis and the Guaranteed NAV. Because the computation accounts for the time value of money, the Accelerated Distribution may be less than the Guaranteed NAV and may be less than the current NAV per share of the fund. Generally, the longer the time remaining to the Maturity Date, the greater the discount. In the event that the fund has insufficient assets to pay the Accelerated Distribution, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall subject to the terms of the Warranty Agreement.

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Distribution and the date your shares are expected to be redeemed.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.


                        Other Policies and Information and Secondary Risks  | 25

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


26 | Who Manages and Oversees the Fund

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the fee rate to be paid by the fund, which is based upon the fund's average daily net assets:


           DWS LifeCompass Income Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in a defeasance portfolio, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the Warranty Period. Additionally, in such an event, the fee under the Warranty Agreement will be reduced to an annual rate of [0.30%] of the fund's average daily net assets.

           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 27

Portfolio management


DWS LifeCompass Income Fund, is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.

- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


28 | Who Manages and Oversees the Fund

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


                                         Who Manages and Oversees the Fund  | 29

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


30 | Who Manages and Oversees the Fund
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


                                         Who Manages and Oversees the Fund  | 31

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



32 | Financial Highlights

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares



           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order.


           You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


34 | Buying and Selling Institutional Class Shares

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to contact the transfer agent


--------------------------------------------------------------------------------
  BY PHONE:                (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENTS        DWS Scudder Investments Service Company
  BY MAIL:                 P.O. Box 219210
                           Kansas City, MO 64121-9151
--------------------------------------------------------------------------------
  ADDITIONAL               DWS Scudder Investments Service Company
  INVESTMENTS BY           P.O. Box 219210
  MAIL:                    Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY OVERNIGHT MAIL:       DWS Scudder Investments Service Company
                           210 W. 10th Street
                           Kansas City, MO 64105-1614
--------------------------------------------------------------------------------


           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


                             Buying and Selling Institutional Class Shares  | 35

           How to open your fund account

--------------------------------------------------------------------------------
  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. (For fund
                     number, see below.) The applicable addresses are
                     shown under "How to contact the transfer agent ."
--------------------------------------------------------------------------------
  WIRE:              Call the transfer agent to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND      Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------


           Please note that your account cannot become activated until we receive a completed application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent." For fund numbers, see "How to open your fund account."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.


36 | Buying and Selling Institutional Class Shares

           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.



--------------------------------------------------------------------------------
  BANK NAME:        State Street Kansas City
--------------------------------------------------------------------------------
  ROUTING NO:       101003621
--------------------------------------------------------------------------------
  ATTN:             DWS Scudder
--------------------------------------------------------------------------------
  DDA NO:           751-069-1
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name and fund number) (see "How to open
                    your fund account")
--------------------------------------------------------------------------------



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund reserves the right to change the above eligibility requirements and investment minimum at any time. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.


                             Buying and Selling Institutional Class Shares  | 37

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.


38 | Buying and Selling Institutional Class Shares

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



                             Buying and Selling Institutional Class Shares  | 39

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


40 | Buying and Selling Institutional Class Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


                             Buying and Selling Institutional Class Shares  | 41

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


42 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


                                            Policies You Should Know About  | 43

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

44 | Policies You Should Know About

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple


                                            Policies You Should Know About  | 45
           investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their


46 | Policies You Should Know About
           sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 730-1313 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 47
           conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.


           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

48 | Policies You Should Know About

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


                        TOTAL ASSETS - TOTAL LIABILITIES
                    -----------------------------------------   = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.


                                            Policies You Should Know About  | 49

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


50 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


           - redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

                                            Policies You Should Know About  | 51

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES


           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           The fund has a regular schedule for paying out any earnings to shareholders. Dividends or distributions declared by the fund to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest your dividends. To avoid "buying a dividend", check the fund's distribution dates before you invest.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

52 | Understanding Distributions and Taxes

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the same fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           The fund has a policy, which may be modified at any time by the Board, of paying the Guaranteed Distribution in a [minimum] annual dollar amount per share equal to 8.75% of the fund's NAV per share on the inception date. This policy permits shareholders to realize a predictable level of cash flow with respect to their shares without having to sell their shares.

           Guaranteed Distributions will be paid from net income and net capital gains. Under normal circumstances, the fund intends to distribute net long-term capital gains, if any, in December of each year. If, for any calendar year, the Guaranteed Distribution amount exceeds the fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in its shares. Any amount in excess of such basis shall be treated as



                                     Understanding Distributions and Taxes  | 53
           gain from the sale of shares. In the event that the fund's assets are insufficient to pay a Guaranteed Distribution, the Warranty Provider will pay to the fund an amount sufficient to allow the fund to make the Guaranteed Distribution.

           In the event that the Guaranteed Distribution includes returns of capital, the Guaranteed Distribution will decrease the fund's total assets and, therefore, have the likely effect of (i) increasing its expense ratio, as the fund's fixed expenses will become a larger percentage of the fund's average net assets; and (ii) diminishing the fund's ability to generate future income but will not reduce the Guaranteed Distribution. In addition, in order to make such distributions, the fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:




--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF
-   gains from the sale of                   -  gains from the sale of
    securities held by the fund for             securities held by the fund for
    more than one year                          one year or less

-   qualified dividend income (for               -  all other taxable income
    taxable year beginning before
    January 1, 2011)
--------------------------------------------------------------------------------

TRANSACTIONS INVOLVING FUND
SHARES
-   gains from selling fund                  -  gains from selling fund
    shares held for more than                   shares held for one year or
    one year                                    less
--------------------------------------------------------------------------------




           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund intends to take the position that its right to receive payment under the Warranty Agreement is itself a capital asset, and that payment in termination of such right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.


           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to


54 | Understanding Distributions and Taxes
           foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           The fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to you as ordinary income while distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares of the fund.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


                                     Understanding Distributions and Taxes  | 55

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of additional Information, under "Federal Income Taxes".

           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.


           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.



56 | Understanding Distributions and Taxes

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



                                                                Appendix A  | 57

               DWS LifeCompass Income Fund - Institutional Class





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------
   1            5.00%        2.70%              3.50%       $  10,350.00       $   152.63
---------------------------------------------------------------------------------------------
   2           10.25%        2.79%              7.03%       $  10,702.94       $   167.37
---------------------------------------------------------------------------------------------
   3           15.76%        2.79%             10.68%       $  11,067.91       $   173.08
---------------------------------------------------------------------------------------------
   4           21.55%        2.79%             14.45%       $  11,445.32       $   178.98
---------------------------------------------------------------------------------------------
   5           27.63%        2.79%             18.36%       $  11,835.61       $   185.08
---------------------------------------------------------------------------------------------
   6           34.01%        2.79%             22.39%       $  12,239.20       $   191.39
---------------------------------------------------------------------------------------------
   7           40.71%        2.79%             26.57%       $  12,656.56       $   197.92
---------------------------------------------------------------------------------------------
   8           47.75%        2.79%             30.88%       $  13,088.15       $   204.67
---------------------------------------------------------------------------------------------
   9           55.13%        2.79%             35.34%       $  13,534.45       $   211.65
---------------------------------------------------------------------------------------------
  10           62.89%        2.79%             39.96%       $  13,995.98       $   218.87
---------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,881.64
---------------------------------------------------------------------------------------------





58 | Appendix A

APPENDIX B


Impact of required tax distribution and return of capital

If you hold your fund shares until the Maturity Date, you will be entitled to redeem your shares for the greater of the fund's NAV per share on the Maturity Date or the Guaranteed NAV. If the fund is unable to pay the Guaranteed NAV on the Maturity Date, the Warranty Provider is obligated to pay the amount of any shortfall between the Guaranteed NAV and the NAV on the Maturity Date.

Required tax distributions will reduce the Guaranteed Amount; however, if required tax distributions are immediately reinvested in additional shares, the aggregate amount you can expect to receive on the Maturity Date will remain unchanged because you will own more shares.

Scenario 1A below illustrates a scenario where there are required tax distributions that you immediately reinvest. As a result, the Guaranteed Amount you can expect to receive on the Maturity Date is the same.

Scenario 1B below illustrates the same scenario as Scenario 1 except that you do not reinvest the required tax distributions you received. Note that in this example, your Guaranteed NAV goes down because you did not immediately reinvest all required tax distributions.

Scenario 2 below illustrates a different scenario where there is a return of capital. Note that in this example, your market value at the end of the year goes down as does your cost basis because portions of your initial investment was returned to you.*

Each scenario assumes a hypothetical rate of return which may or may not be achieved by the fund.




                                          SCENARIO 1A     SCENARIO 1B
                                          REQUIRED TAX   REQUIRED TAX
                                         DISTRIBUTIONS   DISTRIBUTIONS
                                          IMMEDIATELY         NOT          SCENARIO 2
                                           REINVESTED     REINVESTED    RETURN OF CAPITAL
---------------------------------------------------------------------------------------------
 Initial Investment                       $ 1,000,000    $ 1,000,000      $1,000,000
---------------------------------------------------------------------------------------------
 Number of Shares Owned                       100,000        100,000         100,000
---------------------------------------------------------------------------------------------
 Guaranteed NAV                           $      1.70     $     1.70        $   1.70
---------------------------------------------------------------------------------------------
 Guaranteed Amount                        $   170,000    $   170,000       $ 170,000
---------------------------------------------------------------------------------------------
 Fund Values (per share):
---------------------------------------------------------------------------------------------
  Initial NAV                             $     10.00     $    10.00        $  10.00
---------------------------------------------------------------------------------------------
  Year 1 Guaranteed Distribution          $     0.875    $     0.875       $   0.875
---------------------------------------------------------------------------------------------
  Year 1 Income                           $     0.955    $     0.955       $   0.685
---------------------------------------------------------------------------------------------
  Year 1 Capital Gains                    $     0.105    $     0.105             [ ]
---------------------------------------------------------------------------------------------
  Year 1 Return of Capital                $      0.00     $     0.00             [ ]
---------------------------------------------------------------------------------------------
  Year 1 Total Distribution Received      $      1.06     $     1.06       $   0.875
---------------------------------------------------------------------------------------------
  Required tax distribution*              $     0.185    $     0.185               -
---------------------------------------------------------------------------------------------
  NAV prior to distribution (Beginning
  NAV + Income + Capital)*                $     11.06     $    11.06       $  10.685
---------------------------------------------------------------------------------------------
  NAV after distribution                  $     10.00     $    10.00        $   9.81
---------------------------------------------------------------------------------------------
 Cash received (based on total shares
 owned)
---------------------------------------------------------------------------------------------


                                                             Appendix B  | 59

                                            SCENARIO 1A     SCENARIO 1B
                                            REQUIRED TAX   REQUIRED TAX
                                           DISTRIBUTIONS   DISTRIBUTIONS
                                            IMMEDIATELY         NOT          SCENARIO 2
                                             REINVESTED     REINVESTED    RETURN OF CAPITAL
---------------------------------------------------------------------------------------------
  Net Investment Income                     $   95,500      $   95,500       $ 68,500
---------------------------------------------------------------------------------------------
  Return of Capital                                  -               -       $ 19,000
---------------------------------------------------------------------------------------------
  Capital Gains                             $   10,500      $   10,500              -
---------------------------------------------------------------------------------------------
 Number of shares received from
 reinvestment of required tax
 distribution (see detail calculation #1
 below)                                          1,850               -              -
---------------------------------------------------------------------------------------------
 Year 2 Adjusted Guaranteed NAV per
 share (see detail calculation #2
 below)*                                    $  1.66912      $  1.66912       $   1.70
---------------------------------------------------------------------------------------------
 New Number of Shares Owned                    101,850         100,000        100,000
---------------------------------------------------------------------------------------------
 Expected Shareholder Aggregate
 Target distribution in year 2              $   89,119      $   87,500       $ 87,500
---------------------------------------------------------------------------------------------
 Guaranteed Amount                          $  170,000      $  166,912       $170,000
---------------------------------------------------------------------------------------------
 Cost Basis of Share - (maintained by
 shareholder)                               $1,018,500      $1,000,000       $981,000
---------------------------------------------------------------------------------------------
 Market Value at end of year 1*             $1,018,500      $1,000,000       $981,000
---------------------------------------------------------------------------------------------
 Unrealized Gain*                                    -               -              -
---------------------------------------------------------------------------------------------




* Unrealized Capital gains or Losses, which also effect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.

1 SHARES REINVESTED CALCULATION: required tax distribution/NAV after distribution = 18,500/$10.00 = 1850 shares

2  ADUSTED GUARANTEED NAV CALCULATION

 As described in the Prospectus, required tax distributions result in a reduction of the Guaranteed NAV

 The adjusted Guaranteed NAV equals the then current Guaranteed NAV divided by 1 plus the required tax distribution divided by the NAV per share after the required tax distribution $1.70/[1 + ($0.185/$10.00)] = $1.66912



60 | Appendix B

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Income Fund    811-6071




(07/11/07) DLCIF-1-IN
[RECYCLED PAPER GRAPHIC APPEARS HERE]    [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

                                 JULY __, 2007








                                   PROSPECTUS
                              ------------------
                                    CLASS S



--------------------------------------------------------------------------------



                          DWS LIFECOMPASS INCOME FUND




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------









CONTENTS
--------------------------------------------------------------------------------

HOW THE FUND WORKS

  3      The Fund's Main Investment
         Strategy

 11      The Main Risks of Investing in
         the Fund

 20      The Fund's Performance
         History

 21      How Much Investors Pay

 22      Other Policies and Information
         and Secondary Risks

 25      Who Manages and Oversees
         the Fund

 31      Financial Highlights


HOW TO INVEST IN THE FUND

 33      How to Buy, Sell and
         Exchange Shares

 38      Policies You Should Know
         About

 50      Understanding Distributions
         and Taxes

 53      Appendix A

 55      Appendix B

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                        Class S
                                   ticker symbol        INCSX
                                     fund number        2040
--------------------------------------------------------------------------------

    DWS LIFECOMPASS INCOME FUND





            THE FUND'S MAIN INVESTMENT STRATEGY


            The Fund's Investment Goal

            DWS LifeCompass Income Fund seeks to provide regular distributions at a fixed dollar amount. The fund seeks capital preservation as a secondary objective.

            The fund is structured to achieve its objectives over a ten year investment horizon and is designed for long-term investors that have a similar investment horizon. The fund's maturity date is ________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objectives.

            The fund will continuously offer its shares though the Maturity Date, unless the fund's Board of Trustees determines it is in the fund's best interest to discontinue sales.


            Distribution Policy

            The fund's primary purpose is to generate regular distributions to shareholders through the Maturity Date in an amount equal to an annual rate of 8.75% of the fund's net asset value ("NAV") on its inception date ($0.875 per share) ("Guaranteed Distributions"). The fund expects to declare and pay Guaranteed Distributions semi-annually in equal installments in June and December. The fund does not expect to change its distribution policy over its life even if the fund's NAV increases or decreases.

            If the fund's investment strategy does not generate sufficient income and capital gains to pay the fixed distribution amount, the fund intends to make distributions that will, in part, constitute a return of capital to shareholders. Substantial payments of return of capital will diminish the assets of the fund. The tax character of the June and December distributions may vary significantly. In particular, it is expected



3 | DWS LifeCompass Income Fund
            that long-term capital gains would generally be paid only in December. Additionally, the fund may be required to make distributions in excess of the Guaranteed Distributions to maintain its status as a regulated investment company. See "Distribution Risk" at page ___ and "Understanding Distributions and Taxes" at page ___.

            The fund has entered into to a financial warranty agreement ("Warranty Agreement") with ____________ (the "Warranty Provider") that obligates the Warranty Provider to make payments to the fund to allow the fund to meet the fixed distribution amount of 8.75% of the initial NAV. The Warranty Provider is not obligated to make any payments until the assets of the fund have been substantially depleted. Moreover, the Warranty Agreement is subject to various covenants and conditions. See "Financial Warranty Risk" at page ___, "Financial Warranty" at page ___ and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty" at page ___.


            Guaranteed NAV Feature

            In addition to its Guaranteed Distribution feature, the fund also offers a guaranteed NAV feature. Specifically, shareholders who remain in the fund through the Maturity Date will be able to redeem their shares at the higher of 17% of the fund's NAV per share on its inception date ($1.70) (the "Guaranteed NAV") or the then current NAV. Under the Warranty Agreement, the Warranty Provider is obligated to contribute an amount of assets to the fund as of the Maturity Date equal to the amount by which the Guaranteed NAV exceeds the NAV on the Maturity Date. Only shareholders who hold their shares through the Maturity Date benefit from this feature. Should you redeem your shares at the Guaranteed NAV on the Maturity Date, you will receive an amount equal to the number of shares you own multiplied by the Guaranteed NAV ("Guaranteed Amount"). Should you redeem or exchange your shares before the Maturity Date, you will receive the then-current NAV.

            The fund will also seek to return to shareholders who hold shares through the Maturity Date a per share NAV at least equal to the fund's initial NAV ($10.00). While the fund will seek to pay an amount higher than the Guaranteed NAV, it does not promise to do so.



                                                DWS LifeCompass Income Fund  | 4

            The Guaranteed NAV may be less than your original investment.

            Because the commitments of the Warranty Provider are conditional, it is not completely certain that you will receive your Guaranteed Amount or all your Guaranteed Distributions. See "Financial Warranty" at page __ and "The Main Risks of Investing in the Fund" at page __.


            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to provide for a fixed distribution and limit downside risk while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy. The strategy is designed primarily to generate returns to pay the Guaranteed Distributions through the Maturity Date. The strategy also seeks to protect an amount of assets equal to the Guaranteed NAV times the number of shares outstanding on the Maturity Date (the "Aggregate Guaranteed Amount"). Lastly, the strategy seeks to achieve a NAV on the Maturity Date at least equal to the fund's initial NAV.

            The fund's strategy allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The fund's strategy evaluates a number of factors, including, but not limited to:


            -  the fund's current NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date


            - the volatility of the fund's assets allocated to the Active Component


5 | DWS LifeCompass Income Fund

            - the aggregate amount of Guaranteed Distributions to be distributed in the future and the Aggregate Guaranteed Amount payable to shareholders

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.

            At the fund's commencement of operations, it is expected that approximately 80% of the fund's assets will be allocated to the Active Component and approximately 20% will be allocated to the Reserve Component. The initial allocation of assets will depend in part on the current level of interest rates and the conditions of the equity markets in general. Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's asset allocation on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to a particular Component over any period of time.

            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, the quantitative methodology may result in an allocation of all or substantially all of the fund's assets to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible.

            The quantitative methodology may result in the fund having a higher portfolio turnover rate as compared to other mutual funds. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.



                                                DWS LifeCompass Income Fund  | 6

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets. Capital gains (primarily through futures contracts), dividends and income generated by the investments held in the Active Component are expected to comprise a material portion of the Guaranteed Distributions. The amount of assets allocated to the Active Component will vary pursuant to the Advisor's quantitative methodology.

            Initially, the fund expects that the Active Component will primarily consist of futures contracts based on any of the indices listed below and the following short-term securities selected for their yield potential: US government securities and shares of the Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor. The Advisor may also invest in other liquid assets. The fund's above-described short-term securities may also be used to satisfy asset coverage requirements for open futures positions. The fund may add additional indices or change the following selected indices in the future.


            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index composed of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

7 | DWS LifeCompass Income Fund

            - MSCI EAFE INDEX: an unmanaged stock market index composed of approximately 1,000 companies from various industrial sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily without incurring the trading costs and related expenses associated with a direct investment in stocks. Through the use of futures contracts, the fund effectively leverages (i.e., has equity exposure greater than the value of its assets).

            In the future, the fund also may determine to allocate a portion of the Active Component to affiliated mutual funds or unaffiliated exchange-traded funds ("ETFs").

            The fund only intends to enter into futures contracts that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board of Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The fund will have a targeted equity exposure at inception of 80% of its total assets. Initial equity exposure will be set on the day prior to the fund's launch. Thereafter, equity exposure will be highly sensitive to the level of interest rates, the value of the fund's assets, the fund's NAV, the net present value of the future Guaranteed Distributions plus the Aggregate Guaranteed Amount, and the volatility of the assets underlying the Active Component, so that actual equity exposure will vary over time. The fund's equity exposure may increase at any time. The fund will have the ability to increase its equity exposure to 150% of total assets.


            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that


                                                DWS LifeCompass Income Fund  | 8
            are contractually required to "cash-settle," the fund sets aside liquid assets in an amount equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

            For more information on the fund's asset segregation policies for futures contracts, see "_______" in the fund's Statement of Additional Information.

            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. Generally, allocations to the Reserve Component will increase when the difference between the fund's portfolio value and the present value of all of future Guaranteed Distributions plus the Aggregate Guaranteed Amount decreases. In other words, the greater the difference, or "cushion," between the present value of future Guaranteed Distributions plus the Aggregate Guaranteed Amount and the fund's portfolio value, the greater the allocation to the Active Component. Based on current interest rates and equity market conditions, the fund initially expects to allocate approximately 20% of its assets to the Reserve Component. The Reserve Component will be invested primarily in shares of DWS Short Duration Plus Fund, shares of the QP Trust and US government securities.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other affiliated mutual funds or unaffiliated ETFs.


            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist primarily of US government securities that are issued or guaranteed by the US Treasury and zero coupon US Treasury bonds, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).



9 | DWS LifeCompass Income Fund

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by us to be of similar quality).

            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by that fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

            In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. QP Trust is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund's shareholders will pay a proportionate share of the expenses of the QP Trust.



                                               DWS LifeCompass Income Fund  | 10

            Fund Structure

            The fund is a fund-of-funds and invests in securities of other DWS Funds, securities and derivative instruments in reliance on an exemptive order obtained from the SEC. The fund is seeking to amend the order to permit investment in shares of unaffiliated ETFs. There is no assurance that such relief will be granted.

            The fund is designed to seek exposure to the securities markets through direct investment in securities and indirectly through derivatives instruments, including futures contracts. The fund has claimed an exclusion from registration as a commodity pool operator under the Commodities Exchange Act.



            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks


            DISTRIBUTION RISK. If the fund's investments do not generate sufficient income and capital gains to pay Guaranteed Distributions, distributions will constitute, in part, a return of capital. This distribution policy may, under certain circumstances, have adverse consequences to the fund and its shareholders. In order to meet its objective of paying fixed distributions, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not favor such action. Returns of capital will diminish the asset base of the fund, which will have a material adverse affect on the fund's ability to generate Guaranteed Distributions or to preserve the initial NAV of the fund.

            The tax character of distributions paid by the fund will vary from year-to-year and may vary significantly between the June and December distributions. Guaranteed Distributions may consist of ordinary income, short-term capital gains and, subject to legal limitations, long-term capital gains. To the extent such sources are insufficient to pay Guaranteed Distributions, the excess will be paid as a return of capital. Although return of capital distributions are not taxable in the current year for federal income tax purposes, they reduce the



11 | DWS LifeCompass Income Fund
            shareholder's tax basis in his or her shares. The fund may be required to pay distributions in excess of Guaranteed Distributions to meet requirements of the Internal Revenue Code. For example, when market conditions result in significant gains and the fund consequently distributes an amount in excess of Guaranteed Distributions, the fund will not meet it objective of providing relatively stable distributions.

            FINANCIAL WARRANTY RISK. As a condition to issuing the Financial Warranty (as defined below), the Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions without the consent of the Warranty Provider. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund fails to comply with the restrictions and investment parameters set forth in the Warranty Agreement, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio or terminate the Warranty Agreement.

            In such an event, the fund's Board will take such action as it deems to be in the best interests of the fund and its shareholders including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.

            A shareholder's ability to receive a Guaranteed Distribution may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less than favorable.

            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early



                                               DWS LifeCompass Income Fund  | 12
            termination, you will be entitled to redeem your shares at the greater of: (i) the then current NAV per share of the fund on the early termination date; or (ii) the net present value of the Guaranteed NAV and all future Guaranteed Distributions calculated on a per share basis (the "Accelerated Distribution"). Because the Accelerated Distribution accounts for the time value of money, it may be less than the fund's current NAV per share, and it may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount. In the event that the fund has insufficient assets to pay all Accelerated Distributions, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall.
            For more information regarding early termination, see "Financial Warranty" at page ___ and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty" at page ___.


            Investment-related risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements, and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in equities. If, during the Warranty Period (as defined below), the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets and its ability to generate Guaranteed Distributions will be impaired.

            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and expose shareholders to greater tax consequences.



13 | DWS LifeCompass Income Fund

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the futures contracts provide for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin.

            INVESTMENT COMPANY SECURITIES. Because the fund invests in shares of DWS Short Duration Plus Fund, and, in the future, may invest in other DWS mutual funds or ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds, because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            The following risks may apply to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust.



                                               DWS LifeCompass Income Fund  | 14

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.


            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.



15 | DWS LifeCompass Income Fund

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.

            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.



                                               DWS LifeCompass Income Fund  | 16

            Financial Warranty

            The fund has entered into the Warranty Agreement ("Financial Warranty") with the Warranty Provider to protect against the fund having insufficient assets to pay the Guaranteed Distributions and the Aggregate Guaranteed Amount. The Financial Warranty will be issued in amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated (as described below), the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date (the "Warranty Period"). The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

            By entering into the Warranty Agreement, the Warranty Provider has agreed to pay the fund amounts necessary to make up the difference between the amount of income, capital gains and return of capital available for distribution to shareholders and the amount of any Guaranteed Distribution. The Warranty Provider's obligation to pay the fund is triggered only after the fund has paid out all earnings and profits and paid out returns of capital to a point where the fund's remaining assets equal the net present value of the Aggregate Guaranteed Amount and all future Guaranteed Distributions. In other words, the Warranty Provider's payment obligation does not take effect until the fund's assets have been significantly diminished.

            The Warranty Provider also has agreed to pay the fund an amount necessary to ensure that shareholders who hold their shares until the Maturity Date receive at least the Aggregate Guaranteed Amount. The Warranty Provider is obligated pay the fund the difference between the NAV on the Maturity Date and the Guaranteed NAV.

            The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will allow the Warranty Provider to terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to



17 | DWS LifeCompass Income Fund
            ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US Treasury bonds, cash and/or cash equivalents.

            The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the fund or Advisor. These include, but are not limited to, (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations, under the Warranty Agreement, (ii) termination of the funds custodian and the failure to engage a successor custodian that assumes the Advisor's obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the fund's investment management agreement and custodian agreement.

            In addition, the Warranty Agreement is designed to ensure that shareholders who redeem their shares on the Maturity Date receive at least their Guaranteed Amount or, in the event of early termination, their Accelerated Distribution. If the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or, in the event of early termination, all Accelerated Distributions, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the aggregate Accelerated Distributions, as the case may be, and the aggregate assets of the fund.


            Additional Information Regarding the Distribution Policy

            Before you invest, it is important that you understand the key elements of our distribution policy:

            - Although the fund seeks to pay distributions in a fixed amount, the tax character of such distributions may vary significantly.



                                               DWS LifeCompass Income Fund  | 18

            - The fund generally is limited to making one long-term capital gains distribution per year. Many futures contracts generate capital gains, which are then characterized regardless of actual holding periods as 60% long-term gains and 40% short-term gains. The fund does not currently intend to seek exemptive relief to allow it to pay long-term capital gains more than once a year. Accordingly, long-term distributions generally will be paid in December.

            - The fund may be required to make distributions in excess of the Guaranteed Distributions in order to meet tax requirements to maintain its status as a regulated investment company or to avoid any fund-level federal income or excise taxes. To the extent that the fund pays excess distributions, such distributions will reduce the amount of the Guaranteed NAV. If you reinvest the excess tax distribution in additional shares, you will receive the same Guaranteed Amount. While your per share Guaranteed NAV will have decreased, the shares you own will have increased. For this reason, we strongly recommend that you reinvest all excess tax distributions.

            For more information, see "Distribution Risk" at page __ and Appendix B.



19 | DWS LifeCompass Income Fund

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



                                               DWS LifeCompass Income Fund  | 20

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares.



--------------------------------------------------------------------------------
FEE TABLE                                                       CLASS S
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                         2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee 2                                               0.70%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                               None
--------------------------------------------------------------------------------
 Other Expenses 3                                               0.44
--------------------------------------------------------------------------------
 Financial Warranty Fee                                         0.57
--------------------------------------------------------------------------------
 Acquired Funds Fees and Expenses
 (Underlying Funds)                                             0.14
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                1.85
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement                              0.15
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES 4                                1.70
--------------------------------------------------------------------------------



1 This fee is charged on applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.


2 Includes 0.10% administration fee. In the event that all of the fund's assets are allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%; however, the fund's 0.10% administration fee will remain unchanged.



3 "Other Expenses" are based on estimated amounts for the current fiscal year and includes 0.06% in offering expenses. Actual expenses may be different.



4 The Advisor has contractually agreed through September 30, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 1.50% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (estimated at 0.06% and limited to 0.10%), and acquired fund fees and expenses (estimated at 0.14%).


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE                         1 YEAR                  3 YEARS
--------------------------------------------------------------------------------
 Class S shares                 $173                    $555
--------------------------------------------------------------------------------




21 | DWS LifeCompass Income Fund

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.



           Required Tax Distributions and Reduction of Guaranteed NAV

           To satisfy requirements of the Internal Revenue Code and generally to avoid any fund-level federal income or excise taxes, the fund may determine that its year-end distribution must be greater than its normal Guaranteed Distribution amount and/or that it must pay additional distributions. Such distributions in excess of the normal Guaranteed Distribution amount are referred to as "Required Tax Distributions." Required Tax Distributions, if any, will normally occur in December or at such other times as may be required to avoid the imposition of federal income or excise tax on the fund. The total Required Tax Distributions generally will be equal to the sum of any net investment income received plus net short-term realized capital gains (less any net long-term capital loss for the year) and net long-term realized capital gains, if any, above the Guaranteed Distribution amount.

           To the extent the fund makes Required Tax Distributions in a particular year, such distributions will reduce the Guaranteed NAV. If you immediately reinvest all Required Tax Distributions by purchasing additional fund shares, your Guaranteed Amount on the Maturity Date will not be reduced. For this reason, it is recommended that shareholders reinvest all Required Tax Distributions. See "Appendix B" for examples illustrating the effect of Required Tax Distributions.



                        Other Policies and Information and Secondary Risks  | 22

           Additional information about the Financial Warranty

           WARRANTY PROVIDER. The Warranty Provider is ___________, a _____________ with a principal place of business in _______________. As of the date of this prospectus, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of _______ from _______, a nationally recognized statistical rating organization.

           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund or the preparation of this prospectus, except for information relating directly to the Warranty Provider, the Financial Warranty and the Warranty Agreement. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.

           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Guaranteed Distribution/Guaranteed NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Guaranteed Distribution/Guaranteed NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund's shareholders. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the fund's then current NAV per share. After making all required payments



23 | Other Policies and Information and Secondary Risks
           under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes and you may be subject to sales charges of the fund you exchange into.

           EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of shareholders to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares at the greater of: (i) the then current NAV per share of the fund on the early termination date; or
           (ii) the Accelerated Distribution.

           The Accelerated Distribution is calculated as follows: the net present value of all future Guaranteed Distributions calculated on a per share basis and the Guaranteed NAV. Because the computation accounts for the time value of money, the Accelerated Distribution may be less than the Guaranteed NAV and may be less than the current NAV per share of the fund. Generally, the longer the time remaining to the Maturity Date, the greater the discount. In the event that the fund has insufficient assets to pay the Accelerated Distribution, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall subject to the terms of the Warranty Agreement.

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Distribution and the date your shares are expected to be redeemed.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.


                        Other Policies and Information and Secondary Risks  | 24

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


25 | Who Manages and Oversees the Fund

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the fee rate to be paid by the fund, which is based upon the fund's average daily net assets:


           DWS LifeCompass Income Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in a defeasance portfolio, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the Warranty Period. Additionally, in such an event, the fee under the Warranty Agreement will be reduced to an annual rate of [0.30%] of the fund's average daily net assets.

           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 26

Portfolio management


DWS LifeCompass Income Fund, is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.

- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


27 | Who Manages and Oversees the Fund

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


                                         Who Manages and Oversees the Fund  | 28

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


29 | Who Manages and Oversees the Fund
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


                                         Who Manages and Oversees the Fund  | 30

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



31 | Financial Highlights

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to Buy, Sell and Exchange Shares



BUYING SHARES: Use these instructions to invest directly. Make out your check to "DWS Scudder."


-------------------------------------------------------------------------------------------
 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------------------
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs                       IRA accounts
 $1,000 or more with an Automatic              $50 or more with an Automatic
 Investment Plan                               Investment Plan
-------------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)

 -  Fill out and sign an application           Send a DWS Scudder investment slip or
 -  Send it to us at the appropriate           short note that includes:
    address, along with an investment          -  fund and class name
    check                                      -  account number
                                               -  check payable to "DWS Scudder"
-------------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 728-3337 for instructions       -  Call (800) 728-3337 for instructions
-------------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 728-3337 for instructions
-------------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your            -  To set up regular investments from a
    application and include a voided check        bank checking account, call
                                                  (800) 728-3337
-------------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 728-3337 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
-------------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Go to www.dws-scudder.com                  -  Call (800) 728-3337 to ensure you have
                                                  electronic services
 -  Print out a prospectus and a new
    account application                        -  Register at www.dws-scudder.com
 -  Complete and return the application        -  Follow the instructions for buying
    with your check                               shares with money from your bank
                                                  account
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


33 | How to Buy, Sell and Exchange Shares

EXCHANGING OR SELLING SHARES: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.



-------------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
-------------------------------------------------------------------------------------------
 $2,500 or more to open a new account           Some transactions, including most for
 $1,000 or more for IRAs                        over $100,000, can only be ordered in
 $50 or more for exchanges between              writing with a signature guarantee;
 existing accounts                              please see "Signature Guarantee" for
                                                details

-------------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
-------------------------------------------------------------------------------------------
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
-------------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
 -  your name(s), signature(s) and                 account
    address, as they appear on your             -  a daytime telephone number
    account
 -  a daytime telephone number
-------------------------------------------------------------------------------------------
 WITH AN AUTOMATIC WITHDRAWAL PLAN
 Not available                                  -  To set up regular cash payments from
                                                   a DWS fund account, call
                                                   (800) 728-3337
-------------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
-------------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com             -  Register at www.dws-scudder.com
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



                                      How to Buy, Sell and Exchange Shares  | 34

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



35 | How to Buy, Sell and Exchange Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                                      How to Buy, Sell and Exchange Shares  | 36
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


37 | How to Buy, Sell and Exchange Shares

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.

                                            Policies You Should Know About  | 38

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


39 | Policies You Should Know About

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

                                            Policies You Should Know About  | 40

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee



41 | Policies You Should Know About
           is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions


                                            Policies You Should Know About  | 42
           involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

43 | Policies You Should Know About

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


                                            Policies You Should Know About  | 44
           wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


45 | Policies You Should Know About

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


               TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


                                            Policies You Should Know About  | 46

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


47 | Policies You Should Know About

           - Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor, participant level accounts in group retirement plans held on the records of a retirement plan record keeper, or accounts maintained on behalf of trustees, directors, officers or employees of the fund or the Advisor and its affiliates.


           - close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements)

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

                                            Policies You Should Know About  | 48

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


49 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND HAS A REGULAR SCHEDULE for paying out any earnings to shareholders.

           TAX SECTION TO BE UPDATED

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.


           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                                     Understanding Distributions and Taxes  | 50

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:


--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
-   gains from the sale of                   -  gains from the sale of
    securities held by the fund for             securities held by the fund for
    more than one year                          one year or less

-   qualified dividend income                -  all other taxable income
--------------------------------------------------------------------------------

TRANSACTIONS INVOLVING FUND
SHARES
-   gains from selling fund                  -  gains from selling fund
    shares held for more than                   shares held for one year or
    one year                                    less
--------------------------------------------------------------------------------

           ANY INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal


51 | Understanding Distributions and Taxes
           income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.



                                     Understanding Distributions and Taxes  | 52

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



53 | Appendix A

                     DWS LifeCompass Income Fund - Class S





              MAXIMUM           INITIAL HYPOTHETICAL                  ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                       OF RETURN:
               0.00%                   $10,000                             5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER       ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND             AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES          EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        1.70%              3.30%       $ 10,330.00         $   172.81
------------------------------------------------------------------------------------------------
   2           10.25%        1.79%              6.62%       $ 10,661.59         $   187.87
------------------------------------------------------------------------------------------------
   3           15.76%        1.79%             10.04%       $ 11,003.83         $   193.91
------------------------------------------------------------------------------------------------
   4           21.55%        1.79%             13.57%       $ 11,357.05         $   200.13
------------------------------------------------------------------------------------------------
   5           27.63%        1.79%             17.22%       $ 11,721.61         $   206.55
------------------------------------------------------------------------------------------------
   6           34.01%        1.79%             20.98%       $ 12,097.88         $   213.18
------------------------------------------------------------------------------------------------
   7           40.71%        1.79%             24.86%       $ 12,486.22         $   220.03
------------------------------------------------------------------------------------------------
   8           47.75%        1.79%             28.87%       $ 12,887.03         $   227.09
------------------------------------------------------------------------------------------------
   9           55.13%        1.79%             33.01%       $ 13,300.70         $   234.38
------------------------------------------------------------------------------------------------
  10           62.89%        1.79%             37.28%       $ 13,727.65         $   241.90
------------------------------------------------------------------------------------------------
  TOTAL                                                                         $1,000,000
------------------------------------------------------------------------------------------------





                                                                Appendix A  | 54

APPENDIX B


Impact of required tax distribution and return of capital

If you hold your fund shares until the Maturity Date, you will be entitled to redeem your shares for the greater of the fund's NAV per share on the Maturity Date or the Guaranteed NAV. If the fund is unable to pay the Guaranteed NAV on the Maturity Date, the Warranty Provider is obligated to pay the amount of any shortfall between the Guaranteed NAV and the NAV on the Maturity Date.

Required tax distributions will reduce the Guaranteed Amount; however, if required tax distributions are immediately reinvested in additional shares, the aggregate amount you can expect to receive on the Maturity Date will remain unchanged because you will own more shares.

Scenario 1A below illustrates a scenario where there are required tax distributions that you immediately reinvest. As a result, the Guaranteed Amount you can expect to receive on the Maturity Date is the same.

Scenario 1B below illustrates the same scenario as Scenario 1 except that you do not reinvest the required tax distributions you received. Note that in this example, your Guaranteed NAV goes down because you did not immediately reinvest all required tax distributions.

Scenario 2 below illustrates a different scenario where there is a return of capital. Note that in this example, your market value at the end of the year goes down as does your cost basis because portions of your initial investment was returned to you.*

Each scenario assumes a hypothetical rate of return which may or may not be achieved by the fund.




                                          SCENARIO 1A     SCENARIO 1B
                                          REQUIRED TAX   REQUIRED TAX
                                         DISTRIBUTIONS   DISTRIBUTIONS
                                          IMMEDIATELY         NOT          SCENARIO 2
                                           REINVESTED     REINVESTED    RETURN OF CAPITAL
--------------------------------------------------------------------------------------------
 Initial Investment                       $ 1,000,000    $ 1,000,000      $ 1,000,000
--------------------------------------------------------------------------------------------
 Number of Shares Owned                       100,000        100,000          100,000
--------------------------------------------------------------------------------------------
 Guaranteed NAV                           $      1.70    $      1.70      $      1.70
--------------------------------------------------------------------------------------------
 Guaranteed Amount                        $   170,000    $   170,000      $   170,000
--------------------------------------------------------------------------------------------
 Fund Values (per share):
  Initial NAV                             $     10.00    $     10.00      $     10.00
--------------------------------------------------------------------------------------------
  Year 1 Guaranteed Distribution          $     0.875    $     0.875      $     0.875
--------------------------------------------------------------------------------------------
  Year 1 Income                           $     0.955    $     0.955      $     0.685
--------------------------------------------------------------------------------------------
  Year 1 Capital Gains                    $     0.105    $     0.105              [ ]
--------------------------------------------------------------------------------------------
  Year 1 Return of Capital                $      0.00    $      0.00              [ ]
--------------------------------------------------------------------------------------------
  Year 1 Total Distribution Received      $      1.06    $      1.06      $     0.875
--------------------------------------------------------------------------------------------
  Required tax distribution*              $     0.185    $     0.185                -
--------------------------------------------------------------------------------------------
  NAV prior to distribution (Beginning
  NAV + Income + Capital)*                $     11.06    $     11.06      $    10.685
--------------------------------------------------------------------------------------------
  NAV after distribution                  $     10.00    $     10.00      $      9.81
--------------------------------------------------------------------------------------------
 Cash received (based on total shares
 owned)
--------------------------------------------------------------------------------------------


55 | Appendix B

                                            SCENARIO 1A     SCENARIO 1B
                                            REQUIRED TAX   REQUIRED TAX
                                           DISTRIBUTIONS   DISTRIBUTIONS
                                            IMMEDIATELY         NOT          SCENARIO 2
                                             REINVESTED     REINVESTED    RETURN OF CAPITAL
--------------------------------------------------------------------------------------------
  Net Investment Income                     $   95,500      $   95,500       $ 68,500
--------------------------------------------------------------------------------------------
  Return of Capital                                  -               -       $ 19,000
--------------------------------------------------------------------------------------------
  Capital Gains                             $   10,500      $   10,500              -
--------------------------------------------------------------------------------------------
 Number of shares received from
 reinvestment of required tax
 distribution (see detail calculation #1
 below)                                          1,850               -              -
--------------------------------------------------------------------------------------------
 Year 2 Adjusted Guaranteed NAV per
 share (see detail calculation #2
 below)*                                    $  1.66912      $  1.66912       $   1.70
--------------------------------------------------------------------------------------------
 New Number of Shares Owned                    101,850         100,000        100,000
--------------------------------------------------------------------------------------------
 Expected Shareholder Aggregate
 Target distribution in year 2              $   89,119      $   87,500       $ 87,500
--------------------------------------------------------------------------------------------
 Guaranteed Amount                          $  170,000      $  166,912       $170,000
--------------------------------------------------------------------------------------------
 Cost Basis of Share - (maintained by
 shareholder)                               $1,018,500      $1,000,000       $981,000
--------------------------------------------------------------------------------------------
 Market Value at end of year 1*             $1,018,500      $1,000,000       $981,000
--------------------------------------------------------------------------------------------
 Unrealized Gain*                                    -               -              -
--------------------------------------------------------------------------------------------




* Unrealized Capital gains or Losses, which also effect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.

1 SHARES REINVESTED CALCULATION: required tax distribution/NAV after distribution = 18,500/$10.00 = 1850 shares

2  ADUSTED GUARANTEED NAV CALCULATION

 As described in the Prospectus, required tax distributions result in a reduction of the Guaranteed NAV

 The adjusted Guaranteed NAV equals the then current Guaranteed NAV divided by 1 plus the required tax distribution divided by the NAV per share after the required tax distribution $1.70/[1 + ($0.185/$10.00)] = $1.66912



                                                                Appendix B  | 56

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330



SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Income Fund    811-04760




(07/11/07) 40-2
[RECYCLED PAPER GRAPHIC APPEARS HERE]    [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

                                 JULY __, 2007








                                   PROSPECTUS

                              ------------------

                                CLASSES A AND C


--------------------------------------------------------------------------------

                          DWS LIFECOMPASS PROTECT FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

 12      The Main Risks of Investing in
         the Fund

 20      The Fund's Performance
         History

 21      How Much Investors Pay

 23      Other Policies and Information
         and Secondary Risks

 26      Who Manages and Oversees
         the Fund

 32      Financial Highlights


HOW TO INVEST IN THE FUND

 34      Choosing a Share Class

 42      How to Buy Class A and C
         Shares

 43      How to Exchange or Sell
         Class A and C Shares

 44      Policies You Should Know
         About

 56      Understanding Distributions
         and Taxes

 61      Appendix A

 63      Appendix B

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------

                                     Class A       Class C

  ticker symbol                      PROAX         PROCX

    fund number                      453           753


    DWS LIFECOMPASS PROTECT FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY



            The Fund's Investment Goal

            DWS LifeCompass Protect Fund seeks to maximize total return consistent with capital preservation. The fund's investment strategies are designed to ensure that shareholders who hold their shares at the fund's maturity receive the greater of: (i) the net asset value ("NAV") per share at inception ($10.00); or (ii) the highest monthly NAV per share attained over the life of the fund (the "Guaranteed High NAV").

            The fund is structured to achieve its objective over a ten-year investment horizon and is designed for investors that have a similar investment horizon. The fund's maturity date is _____________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objective.

            The fund will continuously offer its shares through the Maturity Date, unless the Board of Trustees determines it is in the best interests of the fund to discontinue sales.

            The Guaranteed High NAV

            The Guaranteed High NAV is determined separately for each class of fund shares on the last business day of every month ("Calculation Date"). If the NAV per share for a class of shares on the Calculation Date is greater than the then current Guaranteed High NAV, the NAV per share on the Calculation Date becomes the new Guaranteed High NAV for that class. The Guaranteed High NAV is not necessarily the amount you paid for your shares. Once a Guaranteed High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by



4 | DWS LifeCompass Protect Fund
            the fund subsequent to the establishment of such Guaranteed High NAV. See Appendix B at the back of this prospectus for examples illustrating how the Guaranteed High NAV is determined.


            The Guaranteed Amount

            The number of shares you own multiplied by the Guaranteed High NAV is the amount the fund seeks to pay you on the Maturity Date (the "Guaranteed Amount"). Generally, the Guaranteed Amount will remain the same before and after any dividends or distributions paid if all dividends and distributions are reinvested in additional shares of the fund. Your Guaranteed Amount will decrease following any dividends or distributions paid if you elect to receive dividends and distributions in cash. Your Guaranteed Amount will also decrease if you redeem shares before the Maturity Date. If you redeem your shares before the Maturity Date, you will do so at the then current NAV. Your Guaranteed Amount may differ from, and may be less than, your original investment. See Appendix B at the back of this prospectus for examples illustrating how Guaranteed Amounts are calculated.

            The number of shares of the fund outstanding on the Maturity Date times the Guaranteed High NAV is the aggregate dollar amount the fund seeks to pay out to all shareholders on the Maturity Date (the "Aggregate Guaranteed Amount").

            The fund has entered into a financial warranty agreement ("Warranty Agreement") with ______________ (the "Warranty Provider") that obligates the Warranty Provider to make payments to the fund for any shortfall between the fund's aggregate net assets and: (i) the Aggregate Guaranteed Amount on the Maturity Date; or (ii) the Accelerated Aggregate Guaranteed Amount (as described below) in the event of an early termination of the fund. The obligation of the Warranty Provider is subject to the fund complying with certain conditions and limitations, and the maximum liability of the Warranty Provider is $1 billion. Because the commitments of the Warranty Provider are conditional, it is not completely certain that you will receive your Guaranteed Amount. See "Financial Warranty" at page ___ and "The Main Risks of Investing in the Fund" at page ___.



                                               DWS LifeCompass Protect Fund  | 5

            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to limit downside risk and lock in gains while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy. The strategy is designed to protect a specified level of assets (i.e., the Aggregate Guaranteed Amount) and ensure that such assets are available to shareholders on the Maturity Date. The Aggregate Guaranteed Amount is variable and will change if either the Guaranteed High NAV or outstanding shares change. So long as the fund has assets at least equal to the present value of the Aggregate Guaranteed Amount, the fund will seek capital appreciation through stock market exposure.

            The fund's strategy allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The fund's strategy evaluates a number of factors, including, but not limited to:

            -  the fund's current NAV as compared to its Guaranteed High NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.



6 | DWS LifeCompass Protect Fund

            At the fund's commencement of operations, it is expected that substantially all of the fund's assets will be allocated to the Active Component and none will be allocated to the Reserve Component. The fund's quantitative methodology does not require an initial allocation to the Reserve Component. The initial allocation of assets will depend in part on the current level of interest rates and the conditions of the equity markets in general. Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's asset allocation on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to a particular component over any period of time.

            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the present value of the Aggregate Guaranteed Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the present value of the Aggregate Guaranteed Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, the quantitative methodology may result in an allocation of all or substantially all of the fund's assets to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible. As the fund nears the Maturity Date, the fund generally will decrease its exposure to the Active Component by allocating more assets to the Reserve Component.

            The quantitative methodology may result in the fund having a higher portfolio turnover rate as compared to other mutual funds. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets. The amount of assets allocated to the Active Component will vary pursuant to the Advisor's quantitative methodology.



                                               DWS LifeCompass Protect Fund  | 7

            Initially, the fund expects that the Active Component will primarily consist of futures contracts based on any of the indices listed below and the following short-term fixed income securities selected for their yield potential: US government securities and shares of the Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor. The Advisor may also invest in other liquid assets. The fund's above-described short-term securities may also be used to satisfy asset coverage requirements for open futures positions. The fund may add additional indices or change the following selected indices in the future.


            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index composed of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index composed of approximately 1,000 companies from various industrial sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily



8 | DWS LifeCompass Protect Fund
            without incurring the trading costs and related expenses associated with a direct investment in stocks. Through the use of futures contracts, the fund effectively leverages (i.e., has equity exposure greater than the value of its assets).

            In the future, the fund also may determine to allocate a portion of the Active Component to affiliated mutual funds or unaffiliated exchange-traded funds ("ETFs").

            The fund only intends to enter into futures contracts that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board of Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The fund will have a targeted equity exposure at inception of 130% of its total assets. Initial equity exposure will be set on the day prior to the fund's launch. Thereafter, equity exposure will be highly sensitive to the level of interest rates, the value of the fund's assets, the fund's NAV, the present value of the Aggregate Guaranteed Amount and the volatility of the assets underlying the Active Component, so that actual equity exposure will vary over time. Generally, the fund's equity exposure will decrease over time as the fund nears its Maturity Date.

            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.



                                               DWS LifeCompass Protect Fund  | 9

            For more information on the fund's asset segregation policies for futures contracts, see "_______" in the fund's Statement of Additional Information.

            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. The primary purpose of the Reserve Component is to protect the Aggregate Guaranteed Amount. Generally, allocations to the Reserve Component will increase when the difference between the fund's portfolio value and the present value of the Aggregate Guaranteed Amount decreases. In other words, the greater the difference, or "cushion," between the present value of the Aggregate Guaranteed Amount and the fund's portfolio value, the greater the allocation to the Active Component. Based on current interest rates, the fund expects portfolio assets to exceed the present value of the Aggregate Guaranteed Amount and, accordingly, it does not expect to initially allocate any assets to the Reserve Component. The allocation of assets to the Reserve Component may be substantial at times and is expected to approach 100% as the fund nears its Maturity Date. The Reserve Component will be invested primarily in shares of DWS Short Duration Plus Fund, shares of the QP Trust and US government securities.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other affiliated mutual funds or unaffiliated ETFs.


            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist primarily of US government securities that are issued or guaranteed by the US Treasury and zero coupon US Treasury bonds, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in



10 | DWS LifeCompass Protect Fund
            fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by us to be of similar quality).

            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by that fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

            In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. QP Trust is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund's shareholders will pay a proportionate share of the expenses of the QP Trust.


            Fund Structure

            The fund is a fund-of-funds and invests in securities of other DWS Funds, securities and derivative instruments in reliance on an exemptive order obtained from the SEC. The fund is seeking to amend the order to permit investment in shares of unaffiliated ETFs. There is no assurance that such relief will be granted.



                                              DWS LifeCompass Protect Fund  | 11

            The fund is designed to seek exposure to the securities markets through direct investment in securities and indirectly through derivatives instruments, including futures contracts. The fund has claimed an exclusion from registration as a commodity pool operator under the Commodities Exchange Act.



            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks


            FINANCIAL WARRANTY RISK. As a condition to issuing the Financial Warranty (as defined below), the Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions without the consent of the Warranty Provider. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund fails to comply with the restrictions and investment parameters set forth in the Warranty Agreement, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio or terminate the Warranty Agreement.

            In such an event, the fund's Board will take such action as it deems to be in the best interests of the fund and its shareholders including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.

            A shareholder's ability to receive the Guaranteed Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less than favorable.



12 | DWS LifeCompass Protect Fund

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements, and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in equities. If, during the Warranty Period (as defined below), the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. In addition, regardless of market movements, the fund's allocation to the Reserve Component will increase over time and is expected to approach 100% just prior to the Maturity Date.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and expose shareholders to greater tax consequences.


            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early termination, the fund will redeem your shares at the greater of the net present value of the fund's Guaranteed High NAV (the "Accelerated Guaranteed High NAV") or the then current NAV per share of the fund on the early termination date. Because the Accelerated Guaranteed High NAV accounts for the time value of money, it may be less than the current NAV per share of the fund, and it may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount to the Guaranteed High NAV. In the event that the fund has insufficient assets to



                                              DWS LifeCompass Protect Fund  | 13
            pay the "Accelerated Aggregate Guaranteed Amount," which is the Accelerated Guaranteed High NAV times the number of shares outstanding on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall.

            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Guaranteed Amount. In such a case, the strategy would no longer be able to assure the payment of the Aggregate Guaranteed Amount on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, the main risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            LIMITATIONS ON GUARANTEED HIGH NAV. If you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. In addition, redemptions made for any reason prior to the Maturity Date will be made at the fund's then current NAV, which could result in the redeeming shareholder receiving less than the Guaranteed High NAV (or even the shareholder's initial investment) for the redeemed shares. A shareholder's Guaranteed Amount will be reduced by any redemptions made, and by any dividends and distributions received in the form of cash, prior to the Maturity Date.

            If the fund incurs extraordinary expenses that are not covered by the Warranty Agreement, the Guaranteed High NAV will be reduced by the per share amount of such extraordinary expenses. Examples of such extraordinary expenses may include legal fees or other costs of litigating a claim brought against the fund.


            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the futures contracts provide for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is



14 | DWS LifeCompass Protect Fund
            small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin.

            INVESTMENT COMPANY SECURITIES. Because the fund invests in shares of DWS Short Duration Plus Fund, and, in the future, may invest in other DWS mutual funds or ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds, because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            The following risks may apply to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase,


                                              DWS LifeCompass Protect Fund  | 15
            slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.


            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.



16 | DWS LifeCompass Protect Fund

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.

            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.


            Financial Warranty

            To provide greater assurance that shareholders receive their Guaranteed Amount on the Maturity Date or their Accelerated Guaranteed Amount, in the event of early termination, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a financial warranty (the "Financial Warranty") to the fund. The Financial Warranty will be issued in an amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated, the Warranty Agreement and Financial Warranty will continue in effect until the Maturity Date (the "Warranty Period"). The fund and not the fund's



                                              DWS LifeCompass Protect Fund  | 17
            shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

            If, pursuant to the terms of the Warranty Agreement, the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or the Accelerated Aggregate Guaranteed Amount, in the event of early termination, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the Accelerated Aggregate Guaranteed Amount, as the case may be, and the aggregate net assets of the fund.

            The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will afford the Warranty Provider the ability to terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US Treasury bonds, cash and/or cash equivalents.

            The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the fund or Advisor. These include, but are not limited to, (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations under the Warranty Agreement, (ii) termination of the fund's custodian and the failure to engage a successor custodian that assumes the obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the investment management agreement and custodian agreement.



18 | DWS LifeCompass Protect Fund

            For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the Fund" and "Other Policies and Information and Secondary Risks."




                                              DWS LifeCompass Protect Fund  | 19

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



20 | DWS LifeCompass Protect Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares.



--------------------------------------------------------------------------------
FEE TABLE                                           CLASS A             CLASS C
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                5.75%1             None
--------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                      None2                 1.00%
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                               2.00                 2.00
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee4                                     0.70  %              0.70%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                    0.25                 1.00
--------------------------------------------------------------------------------
 Other Expenses5                                     0.44                 0.44
--------------------------------------------------------------------------------
 Financial Warranty Fee                              0.57                 0.57
--------------------------------------------------------------------------------
 Acquired Funds Fees and Expenses
 (Underlying Funds)                                  0.14                 0.14
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                     2.10                 2.85
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement                   0.15                 0.15
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES6                      1.95                 2.70
--------------------------------------------------------------------------------



1 Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").


2 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.


3 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.


4 Includes 0.10% administration fee. In the event that all of the fund's assets are allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%; however, the fund's 0.10% administration fee will remain unchanged.



5 "Other Expenses" are based on estimated amounts for the current fiscal year and include 0.06% in offering expenses. Actual expenses may be different.



6 The Advisor has contractually agreed through September 30, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 1.75% and 2.50%, for Class A and Class C shares, respectively, excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (estimated at 0.06% and limited to 0.10%), and acquired fund fees and expenses (estimated at 0.14%).



                                              DWS LifeCompass Protect Fund  | 21

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS
--------------------------------------------------------------------------------
EXPENSES, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
 Class A shares        $762       $1,170
--------------------------------------------------------------------------------
 Class C shares        $373       $  857
--------------------------------------------------------------------------------

 EXPENSES, assuming you kept your shares
--------------------------------------------------------------------------------
 Class A shares        $762       $1,170
--------------------------------------------------------------------------------
 Class C shares        $273       $  857
--------------------------------------------------------------------------------




22 | DWS LifeCompass Protect Fund

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.



           Additional information about the Financial Warranty

           WARRANTY PROVIDER. The Warranty Provider is ___________, a _____________ with a principal place of business in _______________. As of the date of this prospectus, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of _______ from _______, a nationally recognized statistical rating organization.

           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund or the preparation of this prospectus, except for information relating directly to the Warranty Provider, the Financial Warranty and the Warranty Agreement. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.



                        Other Policies and Information and Secondary Risks  | 23

           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Guaranteed High NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Guaranteed High NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund's shareholders. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's NAV per share on the Maturity Date or the Guaranteed High NAV. If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure that the value of the remaining shareholder accounts is at least equal to the Aggregate Guaranteed Amount on the Maturity Date. After making all required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes and you may be subject to sales charges of the fund you exchange into.

           EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of shareholders to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares at the greater of the Accelerated Guaranteed High NAV or the then current NAV per share of the fund on the early termination date.

           The Accelerated Guaranteed High NAV is equal to the net present value of the fund's Guaranteed High NAV. Because the computation accounts for the time value of money, the Accelerated Guaranteed High NAV will be less than the Guaranteed High NAV and may be less than the current NAV per share of



24 | Other Policies and Information and Secondary Risks
           the fund. The Accelerated Guaranteed High NAV also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Guaranteed High NAV to the Guaranteed High NAV. In the event that the fund has insufficient assets to pay the Accelerated Aggregate Guaranteed Amount, which is the Accelerated Guaranteed High NAV times the number of shares outstanding on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall subject to the terms of the Warranty Agreement.

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Guaranteed High NAV and the date your shares are expected to be redeemed.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



                        Other Policies and Information and Secondary Risks  | 25

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the fee rate to be paid by the fund, which is based upon the fund's average daily net assets:


           DWS LifeCompass Protect Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the Warranty Period. Additionally, in such an event, the fee under the Warranty Agreement will be reduced to an annual rate of [0.30%] of the fund's average daily net assets.



26 | Who Manages and Oversees the Fund

           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 27

Portfolio management


DWS LifeCompass Protect Fund, is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.

- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


28 | Who Manages and Oversees the Fund

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


                                         Who Manages and Oversees the Fund  | 29

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


30 | Who Manages and Oversees the Fund
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


                                         Who Manages and Oversees the Fund  | 31

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



32 | Financial Highlights

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

CHOOSING A SHARE CLASS

Offered in this prospectus are the share classes noted on the cover page of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


--------------------------------------------------------------------------------------
 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
--------------------------------------------------------------------------------------
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
    when you buy shares                          or eliminate their sales charge; see
                                                 "Class A shares"
 -  In most cases, no charge when you
    sell shares                               -  Total annual expenses are lower than
                                                 those for Class C
 -  Up to 0.25% annual shareholder
    servicing fee

--------------------------------------------------------------------------------------

 CLASS C
 -  No sales charge when you buy shares       -  Unlike Class A shares, Class C shares
                                                 do not have a sales charge when
 -  Deferred sales charge of 1.00%,              buying shares, but have higher annual
    charged when you sell shares you             expenses than those for Class A
    bought within the last year                  shares and a deferred sales charge
 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee
--------------------------------------------------------------------------------------




34 | Choosing a Share Class

           Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of a fund that you buy.


           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by


                                                    Choosing a Share Class  | 35
           the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


36 | Choosing a Share Class

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


                                                    Choosing a Share Class  | 37

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

           Class A shares have an up-front sales charge that varies with the amount you invest:


--------------------------------------------------------------------------------
                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2       NET INVESTMENT 2
--------------------------------------------------------------------------------
  Up to $50,000                 5.75%                     6.10%
--------------------------------------------------------------------------------
$    50,000-$99,999             4.50                      4.71
--------------------------------------------------------------------------------
$  100,000-$249,999             3.50                      3.63
--------------------------------------------------------------------------------
$  250,000-$499,999             2.60                      2.67
--------------------------------------------------------------------------------
$  500,000-$999,999             2.00                      2.04
--------------------------------------------------------------------------------
  $1 million or more           see below                  see below
--------------------------------------------------------------------------------


1    The offering price includes the sales charge.

2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")

           - you are investing a total of $100,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


38 | Choosing a Share Class

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit the "Individual Investors" section of www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of DeAM or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.


                                                    Choosing a Share Class  | 39

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



40 | Choosing a Share Class

           Class C shares


           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.


           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Class C shares do NOT automatically convert to Class A shares, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


--------------------------------------------------------------------------------
   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------
  First year                                    1.00%
--------------------------------------------------------------------------------
  Second year and later                         None
--------------------------------------------------------------------------------


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                                    Choosing a Share Class  | 41

How to BUY Class A and C Shares




----------------------------------------------------------------------------------------
 FIRST INVESTMENT                               ADDITIONAL INVESTMENTS
----------------------------------------------------------------------------------------
 $1,000 or more for regular accounts           $50 or more for regular accounts and
 $500 or more for IRAs                         IRA accounts
 $500 or more with an Automatic                $50 or more with an Automatic
 Investment Plan                               Investment Plan
----------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the             -  Contact your advisor using the
    method that's most convenient for you         method that's most convenient for you
----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application           -  Send a check made out to "DWS
                                                  Scudder" and a DWS Scudder
 -  Send it to us at the appropriate              investment slip to us at the
    address, along with an investment             appropriate address below
    check
                                               -  If you don't have an investment slip,
                                                  simply include a letter with your
                                                  name, account number, the full name
                                                  of the fund and the share class and
                                                  your investment instructions
----------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the application and include a      -  Call (800) 621-1048 for instructions
    voided check
----------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
----------------------------------------------------------------------------------------
 ON THE INTERNET
 Not available                                 -  Go to www.dws-scudder.com and
                                                  register
                                               -  Follow the instructions for buying
                                                  shares with money from your bank
                                                  account
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

42 | How to Buy Class A and C Shares

How to EXCHANGE or SELL Class A and C Shares

----------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
----------------------------------------------------------------------------------------

 $1,000 or more to open a new account          Some transactions, including most for
 $500 or more for IRAs                         over $100,000, can only be ordered in
 $50 or more for exchanges between             writing with a signature guarantee;
 existing accounts                             please see "Signature Guarantee"

----------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor by the method         -  Contact your advisor by the method
    that's most convenient for you                that's most convenient for you
----------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page)
 Write a letter that includes:                 Write a letter that includes:
 -  the fund, class and account number         -  the fund, class and account number
    you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares      -  the dollar amount or number of shares
    you want to exchange, the name and            you want to sell
    class of the fund you want to              -  your name(s), signature(s) and
    exchange into                                 address, as they appear on your
 -  your name(s), signature(s) and                account
    address, as they appear on your            -  a daytime telephone number
    account
 -  a daytime telephone number
----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC EXCHANGE PLAN
                                               Not available
 -  To set up regular exchanges from a
    fund account, call (800) 621-1048
----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC WITHDRAWAL PLAN
 Not available                                 -  Call (800) 621-1048 (minimum $50)
----------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickSell is set up on your account; if
                                                  it is, you can request a transfer to your
                                                  bank account of any amount between
                                                  $50 and $250,000
----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com            -  Register at www.dws-scudder.com
    and log in and then follow the                and log in and then follow the
    instructions for making on-line               instructions for making on-line
    exchanges                                     redemptions
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



                              How to Exchange or Sell Class A and C Shares  | 43

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


44 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


                                            Policies You Should Know About  | 45

           INITIAL PURCHASE. The minimum initial investment for Class A and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

46 | Policies You Should Know About

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


                                            Policies You Should Know About  | 47

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems


48 | Policies You Should Know About
           are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
           (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a


                                            Policies You Should Know About  | 49
           pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.


           Since many transactions may be initiated by telephone or elec-tronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.









50 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.




                                            Policies You Should Know About  | 51
           with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.



52 | Policies You Should Know About

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also the NAV, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.


                                            Policies You Should Know About  | 53

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


54 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


           - close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements)

                                            Policies You Should Know About  | 55

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES


              The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


              The fund has a regular schedule for paying out any earnings to share holders. Income dividends and short-term and long-term capital gains are paid annually in December. Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



56 | Understanding Distributions and Taxes

           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest the dividends. To avoid "buying a dividend", check the fund's distribution dates before you invest.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.


           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the same fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Receiving your distributions in cash will reduce your Guaranteed Amount at the Maturity Date. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.



                                     Understanding Distributions and Taxes  | 57

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:




--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM             GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                      INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF:
- gains from the sale of                -  gains from the sale of
  securities held by the fund for          securities held by the fund for
  more than one year                       one year or less
- qualified dividend income (for        -  all other taxable income
  taxable year beginning before
  January 1, 2011)
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund               - gains from selling fund
  shares held for more than               shares held for one year or
  one year                                less
--------------------------------------------------------------------------------




           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.


           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.


           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



58 | Understanding Distributions and Taxes

           The fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares of the fund.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Taxes".

           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.



                                     Understanding Distributions and Taxes  | 59

           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met. It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.



60 | Understanding Distributions and Taxes

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



                                                                Appendix A  | 61

DWS LifeCompass Protect Fund - Class A





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
----------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------
   1            5.00%        1.95%             -2.88%       $  9,712.46        $   761.59
----------------------------------------------------------------------------------------------
   2           10.25%        2.04%              0.00%       $  9,999.95        $   201.07
----------------------------------------------------------------------------------------------
   3           15.76%        2.04%              2.96%       $ 10,295.95        $   207.02
----------------------------------------------------------------------------------------------
   4           21.55%        2.04%              6.01%       $ 10,600.71        $   213.15
----------------------------------------------------------------------------------------------
   5           27.63%        2.04%              9.14%       $ 10,914.49        $   219.46
----------------------------------------------------------------------------------------------
   6           34.01%        2.04%             12.38%       $ 11,237.56        $   225.95
----------------------------------------------------------------------------------------------
   7           40.71%        2.04%             15.70%       $ 11,570.19        $   232.64
----------------------------------------------------------------------------------------------
   8           47.75%        2.04%             19.13%       $ 11,912.67        $   239.53
----------------------------------------------------------------------------------------------
   9           55.13%        2.04%             22.65%       $ 12,265.28        $   246.62
----------------------------------------------------------------------------------------------
  10           62.89%        2.04%             26.28%       $ 12,628.34        $   253.91
----------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,800.94
----------------------------------------------------------------------------------------------




DWS LifeCompass Protect Fund - Class C






              MAXIMUM           INITIAL HYPOTHETICAL                      ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                           OF RETURN:
               0.00%                   $10,000                                 5%
---------------------------------------------------------------------------------------------------
             CUMULATIVE        ANNUAL       CUMULATIVE            HYPOTHETICAL
           RETURN BEFORE        FUND       RETURN AFTER      YEAR-END BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND               FEES AND              FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES               EXPENSES              EXPENSES
---------------------------------------------------------------------------------------------------
   1            5.00%        2.70%              2.30%             $ 10,230.00           $   273.11
---------------------------------------------------------------------------------------------------
   2           10.25%        2.79%              4.56%             $ 10,456.08           $   288.57
---------------------------------------------------------------------------------------------------
   3           15.76%        2.79%              6.87%             $ 10,687.16           $   294.95
---------------------------------------------------------------------------------------------------
   4           21.55%        2.79%              9.23%             $ 10,923.35           $   301.47
---------------------------------------------------------------------------------------------------
   5           27.63%        2.79%             11.65%             $ 11,164.75           $   308.13
---------------------------------------------------------------------------------------------------
   6           34.01%        2.79%             14.11%             $ 11,411.50           $   314.94
---------------------------------------------------------------------------------------------------
   7           40.71%        2.79%             16.64%             $ 11,663.69           $   321.90
---------------------------------------------------------------------------------------------------
   8           47.75%        2.79%             19.21%             $ 11,921.46           $   329.01
---------------------------------------------------------------------------------------------------
   9           55.13%        2.79%             21.85%             $ 12,184.92           $   336.28
---------------------------------------------------------------------------------------------------
  10           62.89%        2.79%             24.54%             $ 12,454.21           $   343.72
---------------------------------------------------------------------------------------------------
  TOTAL                                                                                 $ 3,112.08
---------------------------------------------------------------------------------------------------






62 | Appendix A

APPENDIX B

CALCULATION OF GUARANTEED AMOUNT

If you hold your fund shares until the Maturity Date, you will be entitled to redeem shares for the greater of the fund's NAV per share on the Maturity Date or the Guaranteed High NAV. The amount you can expect to receive - the Guaranteed Amount - is the product of the Guaranteed NAV and the number of shares you own. If the fund is unable to pay the Aggregate Guaranteed Amount on the Maturity Date, the Warranty Provider is obligated to pay the amount of any shortfall between the Aggregate Guaranteed Amount and the aggregate net assets of the fund on the Maturity Date, provided certain conditions are met.

Below are several illustrations indicating how the Guaranteed Amount would be calculated under different circumstances.

These examples relate to Class A shares; examples for other classes can be found on the DWS website: www.dws-scudder.com.

These examples start with the following assumptions:
AMOUNT OF PURCHASE: $20,000

NET ASSET VALUE AT TIME OF PURCHASE: $10.00 per share
PUBLIC OFFERING PRICE PER SHARE, INCLUDING 5.75% SALES CHARGE: $10.61 TOTAL SALES LOAD PAID AT PURCHASE: $1,150 (5.75% of $20,000)
TOTAL NUMBER OF SHARES PURCHASED: 1,885 (20,000/$10.61 per share = 1,885 shares)

OTHER ASSUMPTIONS: You hold your shares until the Maturity Date and if the fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Warranty Agreement by either the fund or the Warranty Provider.

EXAMPLE 1: The fund's highest NAV per share attained for Class A shares on a Calculation Date is $11.00 per share and no dividends or distributions are paid after that value is reached.

You may receive $20,735.00 on the Maturity Date, which is equal to the Guaranteed High NAV times the number of shares that you own on the Maturity Date ($11.00 x 1,885 = $20,735.00).

EXAMPLE 2: Make the same assumptions as in Example 1, except that the fund's NAV per share reaches its highest point of $10 per share on the date of your purchase, and no dividends or distributions are paid by the fund after this date. The net asset value subsequently declines to $9.00.

The amount payable to you upon redemption at the Maturity Date would be $18,850 (1,885 x $10.00), the value of the shares you purchased, even though the fund's NAV per share has gone down subsequently.



                                                                Appendix B  | 63

Examples 3 and 4 illustrate the effects of dividends and distributions on your Guaranteed Amount. Although the Guaranteed High NAV will decline as dividends and distributions are paid out, this decline will be offset by an increase in the number of shares you own as a result of your reinvestment. If you redeem your shares prior to the Maturity Date, you will not be entitled to receive the Guaranteed High NAV on those shares. If you redeem shares, you will then hold fewer shares, thereby reducing your Guaranteed Amount. A redemption made from the fund prior to the Maturity Date will be made at the fund's then-current NAV per share, less any applicable sales charges, which may be lower than the Guaranteed High NAV.

EXAMPLE 3: Same assumptions as above, except that the Class A shares' highest NAV per share on a Calculation Date reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Calculation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Calculation Date, the NAV per share is $11.00 (remember the dividend is paid out of fund assets $12.00 - $1.00 = $11.00).

The new Guaranteed High NAV is the greater of:

1.   $11.00 per share (the NAV per share on the Calculation Date), or:

2.   then-current Guaranteed High NAV ($12.50) divided by 1 plus the share distribution amount on the current Calculation Date ($1.00) plus extraordinary expenses, if any ($0.00) divided by the NAV per share on the current Calculation Date ($11.00): ($12.50/[1 + ($1.00/$11.00)] = $11.46

Because $11.46 is greater than the NAV per share on the Calculation Date ($11.00), $11.46 becomes the new Guaranteed High NAV. In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.364 shares: 1,885 (shares owned) x 1.00 per share dividend /$11 (net asset value) =
171.364 (additional shares purchased) bringing your total shares owned to 1885 + 171.364 = 2,056.364.

Your Guaranteed Amount is now 2,056.364 x $11.46 = $23,565.93.

Prior to the distribution, your Guaranteed Amount was $23,562.50 (1,885 x $12.50) and your current Guaranteed Amount is $23,565.93. The Guaranteed High NAV has decreased, but your Guaranteed Amount has increased because you have reinvested the distribution in more shares.

EXAMPLE 4: We will use the same assumptions in Example 3 above, except that you elect to receive dividends and distributions in cash.

To recalculate your Guaranteed Amount:

1.   Determine your total shares owned: 1,885 shares.

2.   Determine the new Guaranteed High NAV: $11.46.


64 | Appendix B

3. Multiply your total shares owned by the Guaranteed High NAV (1,885 x $11.46 = $21,602.10).

Your Guaranteed Amount is lower when you receive dividends in cash (see Example
3).

Prior to the distribution, your Guaranteed Amount was $23,562.50 (1,885 x $12.50) and your current Guaranteed Amount is $21,602.10. Your Guaranteed Amount has decreased because you did not reinvest the distribution in more shares.

Although you can perform this calculation yourself, the fund will calculate the Guaranteed High NAV for each share class on the last day of each month, and will publish it on the DWS website: www.dws-scudder.com, together with the current NAV. It is possible that the fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In any case, the fund's calculations will be determinative.



                                                                Appendix B  | 65

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330



SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Protect Fund    811-04760



[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]






(07/11/07) DLCPF-1
[GRAPHIC APPEARS HERE]

                                 JULY __, 2007








                                   PROSPECTUS

                              ------------------

                              INSTITUTIONAL CLASS

--------------------------------------------------------------------------------

                          DWS LIFECOMPASS PROTECT FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS
--------------------------------------------------------------------------------




HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

 12      The Main Risks of Investing in
         the Fund

 20      The Fund's Performance
         History

 21      How Much Investors Pay

 22      Other Policies and Information
         and Secondary Risks

 25      Who Manages and Oversees
         the Fund

 31      Financial Highlights


HOW TO INVEST IN THE FUND

 33      Buying and Selling
         Institutional Class Shares

 41      Policies You Should Know
         About

 52      Understanding Distributions
         and Taxes

 57      Appendix A

 59      Appendix B

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                      Institutional Class

  ticker symbol                       PROTX

    fund number                       1453


    DWS LIFECOMPASS PROTECT FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY



            The Fund's Investment Goal

            DWS LifeCompass Protect Fund seeks to maximize total return consistent with capital preservation. The fund's investment strategies are designed to ensure that shareholders who hold their shares at the fund's maturity receive the greater of: (i) the net asset value ("NAV") per share at inception ($10.00); or (ii) the highest monthly NAV per share attained over the life of the fund (the "Guaranteed High NAV").

            The fund is structured to achieve its objective over a ten-year investment horizon and is designed for investors that have a similar investment horizon. The fund's maturity date is _____________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objective.

            The fund will continuously offer its shares through the Maturity Date, unless the Board of Trustees determines it is in the best interests of the fund to discontinue sales.


            The Guaranteed High NAV

            The Guaranteed High NAV is determined separately for each class of fund shares on the last business day of every month ("Calculation Date"). If the NAV per share for a class of shares on the Calculation Date is greater than the then current Guaranteed High NAV, the NAV per share on the Calculation Date becomes the new Guaranteed High NAV for that class. The Guaranteed High NAV is not necessarily the amount you paid for your shares. Once a Guaranteed High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by



4 | DWS LifeCompass Protect Fund
            the fund subsequent to the establishment of such Guaranteed High NAV. See Appendix B at the back of this prospectus for examples illustrating how the Guaranteed High NAV is determined.


            The Guaranteed Amount

            The number of shares you own multiplied by the Guaranteed High NAV is the amount the fund seeks to pay you on the Maturity Date (the "Guaranteed Amount"). Generally, the Guaranteed Amount will remain the same before and after any dividends or distributions paid if all dividends and distributions are reinvested in additional shares of the fund. Your Guaranteed Amount will decrease following any dividends or distributions paid if you elect to receive dividends and distributions in cash. Your Guaranteed Amount will also decrease if you redeem shares before the Maturity Date. If you redeem your shares before the Maturity Date, you will do so at the then current NAV. Your Guaranteed Amount may differ from, and may be less than, your original investment. See Appendix B at the back of this prospectus for examples illustrating how Guaranteed Amounts are calculated.

            The number of shares of the fund outstanding on the Maturity Date times the Guaranteed High NAV is the aggregate dollar amount the fund seeks to pay out to all shareholders on the Maturity Date (the "Aggregate Guaranteed Amount").

            The fund has entered into a financial warranty agreement ("Warranty Agreement") with ______________ (the "Warranty Provider") that obligates the Warranty Provider to make payments to the fund for any shortfall between the fund's aggregate net assets and: (i) the Aggregate Guaranteed Amount on the Maturity Date; or (ii) the Accelerated Aggregate Guaranteed Amount (as described below) in the event of an early termination of the fund. The obligation of the Warranty Provider is subject to the fund complying with certain conditions and limitations, and the maximum liability of the Warranty Provider is $1 billion. Because the commitments of the Warranty Provider are conditional, it is not completely certain that you will receive your Guaranteed Amount. See "Financial Warranty" at page ___ and "The Main Risks of Investing in the Fund" at page ___.



                                               DWS LifeCompass Protect Fund  | 5

            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to limit downside risk and lock in gains while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy. The strategy is designed to protect a specified level of assets (i.e., the Aggregate Guaranteed Amount) and ensure that such assets are available to shareholders on the Maturity Date. The Aggregate Guaranteed Amount is variable and will change if either the Guaranteed High NAV or outstanding shares change. So long as the fund has assets at least equal to the present value of the Aggregate Guaranteed Amount, the fund will seek capital appreciation through stock market exposure.

            The fund's strategy allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The fund's strategy evaluates a number of factors, including, but not limited to:

            -  the fund's current NAV as compared to its Guaranteed High NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.



6 | DWS LifeCompass Protect Fund

            At the fund's commencement of operations, it is expected that substantially all of the fund's assets will be allocated to the Active Component and none will be allocated to the Reserve Component. [The fund's quantitative methodology does not require an initial allocation to the Reserve Component.] The initial allocation of assets will depend in part on the current level of interest rates and the conditions of the equity markets in general. Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's asset allocation on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to a particular component over any period of time.

            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the present value of the Aggregate Guaranteed Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the present value of the Aggregate Guaranteed Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, the quantitative methodology may result in an allocation of all or substantially all of the fund's assets to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible. As the fund nears the Maturity Date, the fund generally will decrease its exposure to the Active Component by allocating more assets to the Reserve Component.

            The quantitative methodology may result in the fund having a higher portfolio turnover rate as compared to other mutual funds. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets. The amount of assets allocated to the Active Component will vary pursuant to the Advisor's quantitative methodology.



                                               DWS LifeCompass Protect Fund  | 7

            Initially, the fund expects that the Active Component will primarily consist of futures contracts based on any of the indices listed below and the following short-term fixed income securities selected for their yield potential: US government securities and shares of the Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor. The Advisor may also invest in other liquid assets. The fund's above-described short-term securities may also be used to satisfy asset coverage requirements for open futures positions. The fund may add additional indices or change the following selected indices in the future.


            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index composed of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index composed of approximately 1,000 companies from various industrial sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily



8 | DWS LifeCompass Protect Fund
            without incurring the trading costs and related expenses associated with a direct investment in stocks. Through the use of futures contracts, the fund effectively leverages (i.e., has equity exposure greater than the value of its assets).

            In the future, the fund also may determine to allocate a portion of the Active Component to affiliated mutual funds or unaffiliated exchange-traded funds ("ETFs").

            The fund only intends to enter into futures contracts that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board of Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The fund will have a targeted equity exposure at inception of 130% of its total assets. Initial equity exposure will be set on the day prior to the fund's launch. Thereafter, equity exposure will be highly sensitive to the level of interest rates, the value of the fund's assets, the fund's NAV, the present value of the Aggregate Guaranteed Amount and the volatility of the assets underlying the Active Component, so that actual equity exposure will vary over time. Generally, the fund's equity exposure will decrease over time as the fund nears its Maturity Date.

            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.



                                               DWS LifeCompass Protect Fund  | 9

            For more information on the fund's asset segregation policies for futures contracts, see "_______" in the fund's Statement of Additional Information.

            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. The primary purpose of the Reserve Component is to protect the Aggregate Guaranteed Amount. Generally, allocations to the Reserve Component will increase when the difference between the fund's portfolio value and the present value of the Aggregate Guaranteed Amount decreases. In other words, the greater the difference, or "cushion," between the present value of the Aggregate Guaranteed Amount and the fund's portfolio value, the greater the allocation to the Active Component. Based on current interest rates, the fund expects portfolio assets to exceed the present value of the Aggregate Guaranteed Amount and, accordingly, it does not expect to initially allocate any assets to the Reserve Component. The allocation of assets to the Reserve Component may be substantial at times and is expected to approach 100% as the fund nears its Maturity Date. The Reserve Component will be invested primarily in shares of DWS Short Duration Plus Fund, shares of the QP Trust and US government securities.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other affiliated mutual funds or unaffiliated ETFs.


            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist primarily of US government securities that are issued or guaranteed by the US Treasury and zero coupon US Treasury bonds, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in



10 | DWS LifeCompass Protect Fund
            fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by us to be of similar quality).

            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by that fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

            In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. QP Trust is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund's shareholders will pay a proportionate share of the expenses of the QP Trust.


            Fund Structure

            The fund is a fund-of-funds and invests in securities of other DWS Funds, securities and derivative instruments in reliance on an exemptive order obtained from the SEC. The fund is seeking to amend the order to permit investment in shares of unaffiliated ETFs. There is no assurance that such relief will be granted.



                                              DWS LifeCompass Protect Fund  | 11

            The fund is designed to seek exposure to the securities markets through direct investment in securities and indirectly through derivatives instruments, including futures contracts. The fund has claimed an exclusion from registration as a commodity pool operator under the Commodities Exchange Act.



            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks


            FINANCIAL WARRANTY RISK. As a condition to issuing the Financial Warranty (as defined below), the Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions without the consent of the Warranty Provider. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund fails to comply with the restrictions and investment parameters set forth in the Warranty Agreement, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio or terminate the Warranty Agreement.

            In such an event, the fund's Board will take such action as it deems to be in the best interests of the fund and its shareholders including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.

            A shareholder's ability to receive the Guaranteed Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less than favorable.



12 | DWS LifeCompass Protect Fund

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements, and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in equities. If, during the Warranty Period (as defined below), the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. In addition, regardless of market movements, the fund's allocation to the Reserve Component will increase over time and is expected to approach 100% just prior to the Maturity Date.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and expose shareholders to greater tax consequences.


            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early termination, the fund will redeem your shares at the greater of the net present value of the fund's Guaranteed High NAV (the "Accelerated Guaranteed High NAV") or the then current NAV per share of the fund on the early termination date. Because the Accelerated Guaranteed High NAV accounts for the time value of money, it may be less than the current NAV per share of the fund, and it may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount to the Guaranteed High NAV. In the event that the fund has insufficient assets to



                                              DWS LifeCompass Protect Fund  | 13
            pay the "Accelerated Aggregate Guaranteed Amount," which is the Accelerated Guaranteed High NAV times the number of shares outstanding on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall.

            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Guaranteed Amount. In such a case, the strategy would no longer be able to assure the payment of the Aggregate Guaranteed Amount on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, the main risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            LIMITATIONS ON GUARANTEED HIGH NAV. If you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. In addition, redemptions made for any reason prior to the Maturity Date will be made at the fund's then current NAV, which could result in the redeeming shareholder receiving less than the Guaranteed High NAV (or even the shareholder's initial investment) for the redeemed shares. A shareholder's Guaranteed Amount will be reduced by any redemptions made, and by any dividends and distributions received in the form of cash, prior to the Maturity Date.

            If the fund incurs extraordinary expenses that are not covered by the Warranty Agreement, the Guaranteed High NAV will be reduced by the per share amount of such extraordinary expenses. Examples of such extraordinary expenses may include legal fees or other costs of litigating a claim brought against the fund.


            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the futures contracts provide for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is



14 | DWS LifeCompass Protect Fund
            small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin.

            INVESTMENT COMPANY SECURITIES. Because the fund invests in shares of DWS Short Duration Plus Fund, and, in the future, may invest in other DWS mutual funds or ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds, because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            The following risks may apply to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase,


                                              DWS LifeCompass Protect Fund  | 15
            slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.


            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.



16 | DWS LifeCompass Protect Fund

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.

            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.


            Financial Warranty

            To provide greater assurance that shareholders receive their Guaranteed Amount on the Maturity Date or their Accelerated Guaranteed Amount, in the event of early termination, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a financial warranty (the "Financial Warranty") to the fund. The Financial Warranty will be issued in an amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated, the Warranty Agreement and Financial Warranty will continue in effect until the Maturity Date (the "Warranty Period"). The fund and not the fund's



                                              DWS LifeCompass Protect Fund  | 17
            shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

            If, pursuant to the terms of the Warranty Agreement, the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or the Accelerated Aggregate Guaranteed Amount, in the event of early termination, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the Accelerated Aggregate Guaranteed Amount, as the case may be, and the aggregate net assets of the fund.

            The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will afford the Warranty Provider the ability to terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US Treasury bonds, cash and/or cash equivalents.

            The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the fund or Advisor. These include, but are not limited to, (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations under the Warranty Agreement, (ii) termination of the fund's custodian and the failure to engage a successor custodian that assumes the obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the investment management agreement and custodian agreement.



18 | DWS LifeCompass Protect Fund

            For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the Fund" and "Other Policies and Information and Secondary Risks."




                                              DWS LifeCompass Protect Fund  | 19

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



20 | DWS LifeCompass Protect Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares.



--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                              2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee2                                    0.70%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                  None
--------------------------------------------------------------------------------
 Other Expenses3                                    0.24
--------------------------------------------------------------------------------
 Financial Warranty Fee                             0.57
--------------------------------------------------------------------------------
 Acquired Funds Fees and Expenses
 (Underlying Funds)                                 0.14
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                    1.65
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement                  0.15
--------------------------------------------------------------------------------
 NET ANNUAL FUND OPERATING EXPENSES
 (AFTER WAIVER)4                                    1.50
--------------------------------------------------------------------------------



1 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.


2 Includes 0.10% administration fee. In the event that all of the fund's assets are allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%; however, the fund's 0.10% administration fee will remain unchanged.



3 "Other Expenses" are based on estimated amounts for the current fiscal year and include 0.06% in offering expenses. Actual expenses may be different.



4 The Advisor has contractually agreed through September 30, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 1.50%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (estimated at 0.06% and limited to 0.10%), and acquired fund fees and expenses (estimated at 0.14%).


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE                    1 YEAR      3 YEARS
--------------------------------------------------------------------------------
 Institutional Class        $153         $493
--------------------------------------------------------------------------------




                                              DWS LifeCompass Protect Fund  | 21

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. The Board of DWS Inflation Protected Plus Fund will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.



           Additional information about the Financial Warranty

           WARRANTY PROVIDER. The Warranty Provider is ___________, a _____________ with a principal place of business in _______________. As of the date of this prospectus, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of _______ from _______, a nationally recognized statistical rating organization.

           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund or the preparation of this prospectus, except for information relating directly to the Warranty Provider, the Financial Warranty and the Warranty Agreement. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.



22 | Other Policies and Information and Secondary Risks

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.

           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Guaranteed High NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Guaranteed High NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund's shareholders. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's NAV per share on the Maturity Date or the Guaranteed High NAV. If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure that the value of the remaining shareholder accounts is at least equal to the Aggregate Guaranteed Amount on the Maturity Date. After making all required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes and you may be subject to sales charges of the fund you exchange into.

           EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of shareholders to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares at the greater of the Accelerated Guaranteed High NAV or the then current NAV per share of the fund on the early termination date.



                        Other Policies and Information and Secondary Risks  | 23

           The Accelerated Guaranteed High NAV is equal to the net present value of the fund's Guaranteed High NAV. Because the computation accounts for the time value of money, the Accelerated Guaranteed High NAV will be less than the Guaranteed High NAV and may be less than the current NAV per share of the fund. The Accelerated Guaranteed High NAV also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Guaranteed High NAV to the Guaranteed High NAV. In the event that the fund has insufficient assets to pay the Accelerated Aggregate Guaranteed Amount, which is the Accelerated Guaranteed High NAV times the number of shares outstanding on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall subject to the terms of the Warranty Agreement.

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Guaranteed High NAV and the date your shares are expected to be redeemed.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its



24 | Other Policies and Information and Secondary Risks

           Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the fee rate to be paid by the fund, which is based upon the fund's average daily net assets:


                                         Who Manages and Oversees the Fund  | 25

           DWS LifeCompass Protect Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the Warranty Period. Additionally, in such an event, the fee under the Warranty Agreement will be reduced to an annual rate of [0.30%] of the fund's average daily net assets.

           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


26 | Who Manages and Oversees the Fund

Portfolio management


DWS LifeCompass Protect Fund, is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.

- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 27

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


28 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 29
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


30 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



                                                      Financial Highlights  | 31

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares



           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order.


           You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


                             Buying and Selling Institutional Class Shares  | 33

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to contact the transfer agent


--------------------------------------------------------------------------------
  BY PHONE:               (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENTS       DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9151
--------------------------------------------------------------------------------
  ADDITIONAL              DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY OVERNIGHT MAIL:      DWS Scudder Investments Service Company
                          210 W. 10th Street
                          Kansas City, MO 64105-1614
--------------------------------------------------------------------------------


           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


34 | Buying and Selling Institutional Class Shares

           How to open your fund account

--------------------------------------------------------------------------------
  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. (For fund
                     number, see below.) The applicable addresses are
                     shown under "How to contact the transfer agent ."
--------------------------------------------------------------------------------
  WIRE:              Call the transfer agent to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND      Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------


           Please note that your account cannot become activated until we receive a completed application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent." For fund numbers, see "How to open your fund account."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.


                             Buying and Selling Institutional Class Shares  | 35

           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.



--------------------------------------------------------------------------------
  BANK NAME:        State Street Kansas City
--------------------------------------------------------------------------------
  ROUTING NO:       101003621
--------------------------------------------------------------------------------
  ATTN:             DWS Scudder
--------------------------------------------------------------------------------
  DDA NO:           751-069-1
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name and fund number) (see "How to open
                    your fund account")
--------------------------------------------------------------------------------



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund reserves the right to change the above eligibility requirements and investment minimum at any time. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.


36 | Buying and Selling Institutional Class Shares

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.


                             Buying and Selling Institutional Class Shares  | 37

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



38 | Buying and Selling Institutional Class Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                             Buying and Selling Institutional Class Shares | 39 broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


40 | Buying and Selling Institutional Class Shares

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


                                            Policies You Should Know About  | 41

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


42 | Policies You Should Know About

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

                                            Policies You Should Know About  | 43

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple


44 | Policies You Should Know About
           investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their


                                            Policies You Should Know About  | 45
           sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 730-1313 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.




46 | Policies You Should Know About
           conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.


           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









                                            Policies You Should Know About  | 47

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.


48 | Policies You Should Know About

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


                                            Policies You Should Know About  | 49

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


           - redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

50 | Policies You Should Know About

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES


           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           The fund has a regular schedule for paying out any earnings to share holders. Income dividends and short-term and long-term capital gains are paid annually in December. Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 51
           participated in the increase in the net asset value of the fund, regardless of whether you reinvest the dividends. To avoid "buying a dividend", check the fund's distribution dates before you invest.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.


           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the same fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Receiving your distributions in cash will reduce your Guaranteed Amount at the Maturity Date. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.



52 | Understanding Distributions and Taxes

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:




--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM             GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                      INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF:
- gains from the sale of                -  gains from the sale of
  securities held by the fund for          securities held by the fund for
  more than one year                       one year or less
- qualified dividend income (for        -  all other taxable income
  taxable year beginning before
  January 1, 2011)
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund               - gains from selling fund
  shares held for more than               shares held for one year or
  one year                                less
--------------------------------------------------------------------------------




           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.


           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.


           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



                                     Understanding Distributions and Taxes  | 53

           The fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares of the fund.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Taxes".

           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.



54 | Understanding Distributions and Taxes

           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met. It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.



                                     Understanding Distributions and Taxes  | 55

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



56 | Appendix A

DWS LifeCompass Protect Fund - Institutional Class





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
--------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------
   1            5.00%        1.50%              3.50%       $ 10,350.00        $   152.63
--------------------------------------------------------------------------------------------
   2           10.25%        1.59%              7.03%       $ 10,702.94        $   167.37
--------------------------------------------------------------------------------------------
   3           15.76%        1.59%             10.68%       $ 11,067.91        $   173.08
--------------------------------------------------------------------------------------------
   4           21.55%        1.59%             14.45%       $ 11,445.32        $   178.98
--------------------------------------------------------------------------------------------
   5           27.63%        1.59%             18.36%       $ 11,835.61        $   185.08
--------------------------------------------------------------------------------------------
   6           34.01%        1.59%             22.39%       $ 12,239.20        $   191.39
--------------------------------------------------------------------------------------------
   7           40.71%        1.59%             26.57%       $ 12,656.56        $   197.92
--------------------------------------------------------------------------------------------
   8           47.75%        1.59%             30.88%       $ 13,088.15        $   204.67
--------------------------------------------------------------------------------------------
   9           55.13%        1.59%             35.34%       $ 13,534.45        $   211.65
--------------------------------------------------------------------------------------------
  10           62.89%        1.59%             39.96%       $ 19,995.98        $   218.87
--------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,881.64
--------------------------------------------------------------------------------------------





                                                                Appendix A  | 57

APPENDIX B

CALCULATION OF GUARANTEED AMOUNT

If you hold your fund shares until the Maturity Date, you will be entitled to redeem shares for the greater of the fund's NAV per share on the Maturity Date or the Guaranteed High NAV. The amount you can expect to receive - the Guaranteed Amount - is the product of the Guaranteed NAV and the number of shares you own. If the fund is unable to pay the Aggregate Guaranteed Amount on the Maturity Date, the Warranty Provider is obligated to pay the amount of any shortfall between the Aggregate Guaranteed Amount and the aggregate net assets of the fund on the Maturity Date, provided certain conditions are met.

Below are several illustrations indicating how the Guaranteed Amount would be calculated under different circumstances.

These examples relate to Class A shares; examples for other classes can be found on the DWS website: www.dws-scudder.com.

These examples start with the following assumptions:
AMOUNT OF PURCHASE: $20,000

NET ASSET VALUE AT TIME OF PURCHASE: $10.00 per share
PUBLIC OFFERING PRICE PER SHARE, INCLUDING 5.75% SALES CHARGE: $10.61
TOTAL SALES LOAD PAID AT PURCHASE: $1,150 (5.75% of $20,000)
TOTAL NUMBER OF SHARES PURCHASED: 1,885 (20,000/$10.61 per share = 1,885 shares)
OTHER ASSUMPTIONS: You hold your shares until the Maturity Date and if the fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Warranty Agreement by either the fund or the Warranty Provider.

EXAMPLE 1: The fund's highest NAV per share attained for Class A shares on a Calculation Date is $11.00 per share and no dividends or distributions are paid after that value is reached.

You may receive $20,735.00 on the Maturity Date, which is equal to the Guaranteed High NAV times the number of shares that you own on the Maturity Date ($11.00 x 1,885 = $20,735.00).

EXAMPLE 2: Make the same assumptions as in Example 1, except that the fund's NAV per share reaches its highest point of $10 per share on the date of your purchase, and no dividends or distributions are paid by the fund after this date. The net asset value subsequently declines to $9.00.

The amount payable to you upon redemption at the Maturity Date would be $18,850 (1,885 x $10.00), the value of the shares you purchased, even though the fund's NAV per share has gone down subsequently.



58 | Appendix B

Examples 3 and 4 illustrate the effects of dividends and distributions on your Guaranteed Amount. Although the Guaranteed High NAV will decline as dividends and distributions are paid out, this decline will be offset by an increase in the number of shares you own as a result of your reinvestment. If you redeem your shares prior to the Maturity Date, you will not be entitled to receive the Guaranteed High NAV on those shares. If you redeem shares, you will then hold fewer shares, thereby reducing your Guaranteed Amount. A redemption made from the fund prior to the Maturity Date will be made at the fund's then-current NAV per share, less any applicable sales charges, which may be lower than the Guaranteed High NAV.

EXAMPLE 3: Same assumptions as above, except that the Class A shares' highest NAV per share on a Calculation Date reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Calculation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Calculation Date, the NAV per share is $11.00 (remember the dividend is paid out of fund assets $12.00 - $1.00 = $11.00).

The new Guaranteed High NAV is the greater of:

1.   $11.00 per share (the NAV per share on the Calculation Date), or:

2.   then-current Guaranteed High NAV ($12.50) divided by 1 plus the share distribution amount on the current Calculation Date ($1.00) plus extraordinary expenses, if any ($0.00) divided by the NAV per share on the current Calculation Date ($11.00): ($12.50/[1 + ($1.00/$11.00)] = $11.46

Because $11.46 is greater than the NAV per share on the Calculation Date ($11.00), $11.46 becomes the new Guaranteed High NAV. In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.364 shares: 1,885 (shares owned) x 1.00 per share dividend /$11 (net asset value) =
171.364 (additional shares purchased) bringing your total shares owned to 1885 + 171.364 = 2,056.364.

Your Guaranteed Amount is now 2,056.364 x $11.46 = $23,565.93.

Prior to the distribution, your Guaranteed Amount was $23,562.50 (1,885 x $12.50) and your current Guaranteed Amount is $23,565.93. The Guaranteed High NAV has decreased, but your Guaranteed Amount has increased because you have reinvested the distribution in more shares.

EXAMPLE 4: We will use the same assumptions in Example 3 above, except that you elect to receive dividends and distributions in cash.

To recalculate your Guaranteed Amount:

1.   Determine your total shares owned: 1,885 shares.

2.   Determine the new Guaranteed High NAV: $11.46.


                                                                Appendix B  | 59

3. Multiply your total shares owned by the Guaranteed High NAV (1,885 x $11.46 = $21,602.10).

Your Guaranteed Amount is lower when you receive dividends in cash (see Example
3).

Prior to the distribution, your Guaranteed Amount was $23,562.50 (1,885 x $12.50) and your current Guaranteed Amount is $21,602.10. Your Guaranteed Amount has decreased because you did not reinvest the distribution in more shares.

Although you can perform this calculation yourself, the fund will calculate the Guaranteed High NAV for each share class on the last day of each month, and will publish it on the DWS website: www.dws-scudder.com, together with the current NAV. It is possible that the fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In any case, the fund's calculations will be determinative.



60 | Appendix B

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Protect Fund    811-6071



[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]






(07/11/07) DLCPF-1-IN
[RECYCLE GRAPHIC APPEARS HERE]

                                 JULY __, 2007








                                   PROSPECTUS

                              ------------------

                                    CLASS S

--------------------------------------------------------------------------------

                          DWS LIFECOMPASS PROTECT FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS
--------------------------------------------------------------------------------




HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

 12      The Main Risks of Investing in
         the Fund

 20      The Fund's Performance
         History

 21      How Much Investors Pay

 22      Other Policies and Information
         and Secondary Risks

 25      Who Manages and Oversees
         the Fund

 31      Financial Highlights


HOW TO INVEST IN THE FUND

 33      How to Buy, Sell and
         Exchange Shares

 38      Policies You Should Know
         About

 50      Understanding Distributions
         and Taxes

 54      Appendix A

 56      Appendix B

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                      Class S

  ticker symbol                       PROSX

    fund number                       2053

    DWS LIFECOMPASS PROTECT FUND
--------------------------------------------------------------------------------



            THE FUND'S MAIN INVESTMENT STRATEGY



            The Fund's Investment Goal

            DWS LifeCompass Protect Fund seeks to maximize total return consistent with capital preservation. The fund's investment strategies are designed to ensure that shareholders who hold their shares at the fund's maturity receive the greater of: (i) the net asset value ("NAV") per share at inception ($10.00); or (ii) the highest monthly NAV per share attained over the life of the fund (the "Guaranteed High NAV").

            The fund is structured to achieve its objective over a ten-year investment horizon and is designed for investors that have a similar investment horizon. The fund's maturity date is _____________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objective.

            The fund will continuously offer its shares through the Maturity Date, unless the Board of Trustees determines it is in the best interests of the fund to discontinue sales.


            The Guaranteed High NAV

            The Guaranteed High NAV is determined separately for each class of fund shares on the last business day of every month ("Calculation Date"). If the NAV per share for a class of shares on the Calculation Date is greater than the then current Guaranteed High NAV, the NAV per share on the Calculation Date becomes the new Guaranteed High NAV for that class. The Guaranteed High NAV is not necessarily the amount you paid for your shares. Once a Guaranteed High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by



4 | DWS LifeCompass Protect Fund
            the fund subsequent to the establishment of such Guaranteed High NAV. See Appendix B at the back of this prospectus for examples illustrating how the Guaranteed High NAV is determined.


            The Guaranteed Amount

            The number of shares you own multiplied by the Guaranteed High NAV is the amount the fund seeks to pay you on the Maturity Date (the "Guaranteed Amount"). Generally, the Guaranteed Amount will remain the same before and after any dividends or distributions paid if all dividends and distributions are reinvested in additional shares of the fund. Your Guaranteed Amount will decrease following any dividends or distributions paid if you elect to receive dividends and distributions in cash. Your Guaranteed Amount will also decrease if you redeem shares before the Maturity Date. If you redeem your shares before the Maturity Date, you will do so at the then current NAV. Your Guaranteed Amount may differ from, and may be less than, your original investment. See Appendix B at the back of this prospectus for examples illustrating how Guaranteed Amounts are calculated.

            The number of shares of the fund outstanding on the Maturity Date times the Guaranteed High NAV is the aggregate dollar amount the fund seeks to pay out to all shareholders on the Maturity Date (the "Aggregate Guaranteed Amount").

            The fund has entered into a financial warranty agreement ("Warranty Agreement") with ______________ (the "Warranty Provider") that obligates the Warranty Provider to make payments to the fund for any shortfall between the fund's aggregate net assets and: (i) the Aggregate Guaranteed Amount on the Maturity Date; or (ii) the Accelerated Aggregate Guaranteed Amount (as described below) in the event of an early termination of the fund. The obligation of the Warranty Provider is subject to the fund complying with certain conditions and limitations, and the maximum liability of the Warranty Provider is $1 billion. Because the commitments of the Warranty Provider are conditional, it is not completely certain that you will receive your Guaranteed Amount. See "Financial Warranty" at page ___ and "The Main Risks of Investing in the Fund" at page ___.



                                               DWS LifeCompass Protect Fund  | 5

            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to limit downside risk and lock in gains while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy. The strategy is designed to protect a specified level of assets (i.e., the Aggregate Guaranteed Amount) and ensure that such assets are available to shareholders on the Maturity Date. The Aggregate Guaranteed Amount is variable and will change if either the Guaranteed High NAV or outstanding shares change. So long as the fund has assets at least equal to the present value of the Aggregate Guaranteed Amount, the fund will seek capital appreciation through stock market exposure.

            The fund's strategy allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The fund's strategy evaluates a number of factors, including, but not limited to:

            -  the fund's current NAV as compared to its Guaranteed High NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.



6 | DWS LifeCompass Protect Fund

            At the fund's commencement of operations, it is expected that substantially all of the fund's assets will be allocated to the Active Component and none will be allocated to the Reserve Component. [The fund's quantitative methodology does not require an initial allocation to the Reserve Component.] The initial allocation of assets will depend in part on the current level of interest rates and the conditions of the equity markets in general. Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's asset allocation on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to a particular component over any period of time.

            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the present value of the Aggregate Guaranteed Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the present value of the Aggregate Guaranteed Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, the quantitative methodology may result in an allocation of all or substantially all of the fund's assets to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible. As the fund nears the Maturity Date, the fund generally will decrease its exposure to the Active Component by allocating more assets to the Reserve Component.

            The quantitative methodology may result in the fund having a higher portfolio turnover rate as compared to other mutual funds. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets. The amount of assets allocated to the Active Component will vary pursuant to the Advisor's quantitative methodology.



                                               DWS LifeCompass Protect Fund  | 7

            Initially, the fund expects that the Active Component will primarily consist of futures contracts based on any of the indices listed below and the following short-term fixed income securities selected for their yield potential: US government securities and shares of the Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor. The Advisor may also invest in other liquid assets. The fund's above-described short-term securities may also be used to satisfy asset coverage requirements for open futures positions. The fund may add additional indices or change the following selected indices in the future.


            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index composed of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index composed of approximately 1,000 companies from various industrial sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily



8 | DWS LifeCompass Protect Fund
            without incurring the trading costs and related expenses associated with a direct investment in stocks. Through the use of futures contracts, the fund effectively leverages (i.e., has equity exposure greater than the value of its assets).

            In the future, the fund also may determine to allocate a portion of the Active Component to affiliated mutual funds or unaffiliated exchange-traded funds ("ETFs").

            The fund only intends to enter into futures contracts that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board of Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The fund will have a targeted equity exposure at inception of 130% of its total assets. Initial equity exposure will be set on the day prior to the fund's launch. Thereafter, equity exposure will be highly sensitive to the level of interest rates, the value of the fund's assets, the fund's NAV, the present value of the Aggregate Guaranteed Amount and the volatility of the assets underlying the Active Component, so that actual equity exposure will vary over time. Generally, the fund's equity exposure will decrease over time as the fund nears its Maturity Date.

            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.



                                               DWS LifeCompass Protect Fund  | 9

            For more information on the fund's asset segregation policies for futures contracts, see "_______" in the fund's Statement of Additional Information.

            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. The primary purpose of the Reserve Component is to protect the Aggregate Guaranteed Amount. Generally, allocations to the Reserve Component will increase when the difference between the fund's portfolio value and the present value of the Aggregate Guaranteed Amount decreases. In other words, the greater the difference, or "cushion," between the present value of the Aggregate Guaranteed Amount and the fund's portfolio value, the greater the allocation to the Active Component. Based on current interest rates, the fund expects portfolio assets to exceed the present value of the Aggregate Guaranteed Amount and, accordingly, it does not expect to initially allocate any assets to the Reserve Component. The allocation of assets to the Reserve Component may be substantial at times and is expected to approach 100% as the fund nears its Maturity Date. The Reserve Component will be invested primarily in shares of DWS Short Duration Plus Fund, shares of the QP Trust and US government securities.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other affiliated mutual funds or unaffiliated ETFs.


            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist primarily of US government securities that are issued or guaranteed by the US Treasury and zero coupon US Treasury bonds, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in



10 | DWS LifeCompass Protect Fund
            fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by us to be of similar quality).

            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by that fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

            In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. QP Trust is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund's shareholders will pay a proportionate share of the expenses of the QP Trust.


            Fund Structure

            The fund is a fund-of-funds and invests in securities of other DWS Funds, securities and derivative instruments in reliance on an exemptive order obtained from the SEC. The fund is seeking to amend the order to permit investment in shares of unaffiliated ETFs. There is no assurance that such relief will be granted.



                                              DWS LifeCompass Protect Fund  | 11

            The fund is designed to seek exposure to the securities markets through direct investment in securities and indirectly through derivatives instruments, including futures contracts. The fund has claimed an exclusion from registration as a commodity pool operator under the Commodities Exchange Act.



            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks


            FINANCIAL WARRANTY RISK. As a condition to issuing the Financial Warranty (as defined below), the Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions without the consent of the Warranty Provider. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund fails to comply with the restrictions and investment parameters set forth in the Warranty Agreement, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio or terminate the Warranty Agreement.

            In such an event, the fund's Board will take such action as it deems to be in the best interests of the fund and its shareholders including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.

            A shareholder's ability to receive the Guaranteed Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less than favorable.



12 | DWS LifeCompass Protect Fund

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements, and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in equities. If, during the Warranty Period (as defined below), the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. In addition, regardless of market movements, the fund's allocation to the Reserve Component will increase over time and is expected to approach 100% just prior to the Maturity Date.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and expose shareholders to greater tax consequences.


            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early termination, the fund will redeem your shares at the greater of the net present value of the fund's Guaranteed High NAV (the "Accelerated Guaranteed High NAV") or the then current NAV per share of the fund on the early termination date. Because the Accelerated Guaranteed High NAV accounts for the time value of money, it may be less than the current NAV per share of the fund, and it may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount to the Guaranteed High NAV. In the event that the fund has insufficient assets to



                                              DWS LifeCompass Protect Fund  | 13
            pay the "Accelerated Aggregate Guaranteed Amount," which is the Accelerated Guaranteed High NAV times the number of shares outstanding on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall.

            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Guaranteed Amount. In such a case, the strategy would no longer be able to assure the payment of the Aggregate Guaranteed Amount on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, the main risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            LIMITATIONS ON GUARANTEED HIGH NAV. If you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. In addition, redemptions made for any reason prior to the Maturity Date will be made at the fund's then current NAV, which could result in the redeeming shareholder receiving less than the Guaranteed High NAV (or even the shareholder's initial investment) for the redeemed shares. A shareholder's Guaranteed Amount will be reduced by any redemptions made, and by any dividends and distributions received in the form of cash, prior to the Maturity Date.

            If the fund incurs extraordinary expenses that are not covered by the Warranty Agreement, the Guaranteed High NAV will be reduced by the per share amount of such extraordinary expenses. Examples of such extraordinary expenses may include legal fees or other costs of litigating a claim brought against the fund.


            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the futures contracts provide for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is



14 | DWS LifeCompass Protect Fund
            small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin.

            INVESTMENT COMPANY SECURITIES. Because the fund invests in shares of DWS Short Duration Plus Fund, and, in the future, may invest in other DWS mutual funds or ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds, because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            The following risks may apply to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase,


                                              DWS LifeCompass Protect Fund  | 15
            slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.


            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.



16 | DWS LifeCompass Protect Fund

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.

            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.


            Financial Warranty

            To provide greater assurance that shareholders receive their Guaranteed Amount on the Maturity Date or their Accelerated Guaranteed Amount, in the event of early termination, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a financial warranty (the "Financial Warranty") to the fund. The Financial Warranty will be issued in an amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated, the Warranty Agreement and Financial Warranty will continue in effect until the Maturity Date (the "Warranty Period"). The fund and not the fund's



                                              DWS LifeCompass Protect Fund  | 17
            shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

            If, pursuant to the terms of the Warranty Agreement, the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or the Accelerated Aggregate Guaranteed Amount, in the event of early termination, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the Accelerated Aggregate Guaranteed Amount, as the case may be, and the aggregate net assets of the fund.

            The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will afford the Warranty Provider the ability to terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US Treasury bonds, cash and/or cash equivalents.

            The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the fund or Advisor. These include, but are not limited to, (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations under the Warranty Agreement, (ii) termination of the fund's custodian and the failure to engage a successor custodian that assumes the obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the investment management agreement and custodian agreement.



18 | DWS LifeCompass Protect Fund

            For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the Fund" and "Other Policies and Information and Secondary Risks."




                                              DWS LifeCompass Protect Fund  | 19

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



20 | DWS LifeCompass Protect Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares.



--------------------------------------------------------------------------------
FEE TABLE                                         CLASS S
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                              2.00%
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee2                                    0.70%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                  None
--------------------------------------------------------------------------------
 Other Expenses3                                    0.44
--------------------------------------------------------------------------------
 Financial Warranty                                 0.57
--------------------------------------------------------------------------------
 Acquired Funds Fees and Expenses
 (Underlying Funds)                                 0.14
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                    1.85
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement                  0.15
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES4                     1.70
--------------------------------------------------------------------------------



1 This fee is charged on applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.


2 Includes 0.10% administration fee. In the event that all of the fund's assets are allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%; however, the fund's 0.10% administration fee will remain unchanged.



3 "Other Expenses" are based on estimated amounts for the current fiscal year and include 0.06% in offering expenses. Actual expenses may be different.



4 The Advisor has contractually agreed through September 30, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 1.50% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (estimated at 0.06% and limited to 0.10%), and acquired fund fees and expenses (estimated at 0.14%).


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS
--------------------------------------------------------------------------------
 Class S shares        $173         $555
--------------------------------------------------------------------------------




                                              DWS LifeCompass Protect Fund  | 21

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.



           Additional information about the Financial Warranty

           WARRANTY PROVIDER. The Warranty Provider is ___________, a _____________ with a principal place of business in _______________. As of the date of this prospectus, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of _______ from _______, a nationally recognized statistical rating organization.

           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund or the preparation of this prospectus, except for information relating directly to the Warranty Provider, the Financial Warranty and the Warranty Agreement. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.



22 | Other Policies and Information and Secondary Risks

           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Guaranteed High NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Guaranteed High NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund's shareholders. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's NAV per share on the Maturity Date or the Guaranteed High NAV. If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure that the value of the remaining shareholder accounts is at least equal to the Aggregate Guaranteed Amount on the Maturity Date. After making all required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes and you may be subject to sales charges of the fund you exchange into.

           EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of shareholders to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares at the greater of the Accelerated Guaranteed High NAV or the then current NAV per share of the fund on the early termination date.

           The Accelerated Guaranteed High NAV is equal to the net present value of the fund's Guaranteed High NAV. Because the computation accounts for the time value of money, the Accelerated Guaranteed High NAV will be less than the Guaranteed High NAV and may be less than the current NAV per share of



                        Other Policies and Information and Secondary Risks | 23 the fund. The Accelerated Guaranteed High NAV also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Guaranteed High NAV to the Guaranteed High NAV. In the event that the fund has insufficient assets to pay the Accelerated Aggregate Guaranteed Amount, which is the Accelerated Guaranteed
           High NAV times the number of shares outstanding on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall subject to the terms of the Warranty Agreement.

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Guaranteed High NAV and the date your shares are expected to be redeemed.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



24 | Other Policies and Information and Secondary Risks

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the fee rate to be paid by the fund, which is based upon the fund's average daily net assets:


           DWS LifeCompass Protect Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the Warranty Period. Additionally, in such an event, the fee under the Warranty Agreement will be reduced to an annual rate of [0.30%] of the fund's average daily net assets.



                                         Who Manages and Oversees the Fund  | 25

           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


26 | Who Manages and Oversees the Fund

Portfolio management


DWS LifeCompass Protect Fund, is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.
- BS, MS, Moscow State University; MBA, University of Chicago.


William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 27

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


28 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 29
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


30 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



                                                      Financial Highlights  | 31

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to Buy, Sell and Exchange Shares



BUYING SHARES: Use these instructions to invest directly. Make out your check to "DWS Scudder."


-----------------------------------------------------------------------------------------
 FIRST INVESTMENT                               ADDITIONAL INVESTMENTS
-----------------------------------------------------------------------------------------
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs                       IRA accounts
 $1,000 or more with an Automatic              $50 or more with an Automatic
 Investment Plan                               Investment Plan
-----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application           Send a DWS Scudder investment slip or
 -  Send it to us at the appropriate           short note that includes:
    address, along with an investment check    -  fund and class name
                                               -  account number
                                               -  check payable to "DWS Scudder"
-----------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 728-3337 for instructions       -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your            -  To set up regular investments from a
    application and include a voided check        bank checking account, call
                                                  (800) 728-3337
-----------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 728-3337 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
-----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Go to www.dws-scudder.com                  -  Call (800) 728-3337 to ensure you have
 -  Print out a prospectus and a new              electronic services
    account application                        -  Register at www.dws-scudder.com
 -  Complete and return the application        -  Follow the instructions for buying
    with your check                               shares with money from your bank
                                                  account
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


                                      How to Buy, Sell and Exchange Shares  | 33

EXCHANGING OR SELLING SHARES: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.



-----------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
-----------------------------------------------------------------------------------------
 $2,500 or more to open a new account           Some transactions, including most for
 $1,000 or more for IRAs                        over $100,000, can only be ordered in
 $50 or more for exchanges between              writing with a signature guarantee;
 existing accounts                              please see "Signature Guarantee" for
                                                details
-----------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
 -  your name(s), signature(s) and                 account
    address, as they appear on your             -  a daytime telephone number
    account
 -  a daytime telephone number
-----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC WITHDRAWAL PLAN
 Not available                                  -  To set up regular cash payments from
                                                   a DWS fund account, call
                                                   (800) 728-3337
-----------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
-----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com             -  Register at www.dws-scudder.com
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions
-----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



34 | How to Buy, Sell and Exchange Shares

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



                                      How to Buy, Sell and Exchange Shares  | 35

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


36 | How to Buy, Sell and Exchange Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.








                                      How to Buy, Sell and Exchange Shares  | 37

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.




38 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


                                            Policies You Should Know About  | 39

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

40 | Policies You Should Know About

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee



                                            Policies You Should Know About  | 41
           is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions


42 | Policies You Should Know About
           involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.









                                            Policies You Should Know About  | 43

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









44 | Policies You Should Know About
           wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


                                            Policies You Should Know About  | 45

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


46 | Policies You Should Know About

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


                                            Policies You Should Know About  | 47

           - Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor, participant level accounts in group retirement plans held on the records of a retirement plan record keeper, or accounts maintained on behalf of trustees, directors, officers or employees of the fund or the Advisor and its affiliates.


           - close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements)

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

48 | Policies You Should Know About

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


                                            Policies You Should Know About  | 49

UNDERSTANDING DISTRIBUTIONS AND TAXES


           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           The fund has a regular schedule for paying out any earnings to share holders. Income dividends and short-term and long-term capital gains are paid annually in December. Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest the dividends. To avoid "buying a dividend", check the fund's distribution dates before you invest.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the same fund without a sales charge (if applicable).



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



50 | Understanding Distributions and Taxes

           Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Receiving your distributions in cash will reduce your Guaranteed Amount at the Maturity Date. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:




--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM             GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                      INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF:
- gains from the sale of                -  gains from the sale of
  securities held by the fund for          securities held by the fund for
  more than one year                       one year or less
- qualified dividend income (for        -  all other taxable income
  taxable year beginning before
  January 1, 2011)
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund               - gains from selling fund
  shares held for more than               shares held for one year or
  one year                                less
--------------------------------------------------------------------------------




           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in



                                     Understanding Distributions and Taxes  | 51
           foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           The fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares of the fund.



           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


52 | Understanding Distributions and Taxes

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Taxes".

           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met. It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.



                                     Understanding Distributions and Taxes  | 53

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



54 | Appendix A

                    DWS LifeCompass Protect Fund - Class S





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
-----------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------
   1            5.00%        1.70%              3.30%       $ 10,330.00        $   172.81
-----------------------------------------------------------------------------------------------
   2           10.25%        1.79%              6.62%       $ 10,661.59        $   187.87
-----------------------------------------------------------------------------------------------
   3           15.76%        1.79%             10.04%       $ 11,003.83        $   193.91
-----------------------------------------------------------------------------------------------
   4           21.55%        1.79%             13.57%       $ 11,357.05        $   200.13
-----------------------------------------------------------------------------------------------
   5           27.63%        1.79%             17.22%       $ 11,721.61        $   206.55
-----------------------------------------------------------------------------------------------
   6           34.01%        1.79%             20.98%       $ 12,097.88        $   213.18
-----------------------------------------------------------------------------------------------
   7           40.71%        1.79%             24.86%       $ 12,486.22        $   220.03
-----------------------------------------------------------------------------------------------
   8           47.75%        1.79%             28.87%       $ 12,887.03        $   227.09
-----------------------------------------------------------------------------------------------
   9           55.13%        1.79%             33.01%       $ 13,300.70        $   234.38
-----------------------------------------------------------------------------------------------
  10           62.89%        1.79%             37.28%       $ 13,727.65        $   241.90
-----------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,097.85
-----------------------------------------------------------------------------------------------





                                                                Appendix A  | 55

APPENDIX B

CALCULATION OF GUARANTEED AMOUNT

If you hold your fund shares until the Maturity Date, you will be entitled to redeem shares for the greater of the fund's NAV per share on the Maturity Date or the Guaranteed High NAV. The amount you can expect to receive - the Guaranteed Amount - is the product of the Guaranteed NAV and the number of shares you own. If the fund is unable to pay the Aggregate Guaranteed Amount on the Maturity Date, the Warranty Provider is obligated to pay the amount of any shortfall between the Aggregate Guaranteed Amount and the aggregate net assets of the fund on the Maturity Date, provided certain conditions are met.

Below are several illustrations indicating how the Guaranteed Amount would be calculated under different circumstances.

These examples relate to Class A shares; examples for other classes can be found on the DWS website: www.dws-scudder.com.

These examples start with the following assumptions:
8AMOUNT OF PURCHASE: $20,000

NET ASSET VALUE AT TIME OF PURCHASE: $10.00 per share
PUBLIC OFFERING PRICE PER SHARE, INCLUDING 5.75% SALES CHARGE: $10.61
TOTAL SALES LOAD PAID AT PURCHASE: $1,150 (5.75% of $20,000)
TOTAL NUMBER OF SHARES PURCHASED: 1,885 (20,000/$10.61 per share = 1,885 shares)
OTHER ASSUMPTIONS: You hold your shares until the Maturity Date and if the fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Warranty Agreement by either the fund or the Warranty Provider.

EXAMPLE 1: The fund's highest NAV per share attained for Class A shares on a Calculation Date is $11.00 per share and no dividends or distributions are paid after that value is reached.

You may receive $20,735.00 on the Maturity Date, which is equal to the Guaranteed High NAV times the number of shares that you own on the Maturity Date ($11.00 x 1,885 = $20,735.00).

EXAMPLE 2: Make the same assumptions as in Example 1, except that the fund's NAV per share reaches its highest point of $10 per share on the date of your purchase, and no dividends or distributions are paid by the fund after this date. The net asset value subsequently declines to $9.00.

The amount payable to you upon redemption at the Maturity Date would be $18,850 (1,885 x $10.00), the value of the shares you purchased, even though the fund's NAV per share has gone down subsequently.



56 | Appendix B

Examples 3 and 4 illustrate the effects of dividends and distributions on your Guaranteed Amount. Although the Guaranteed High NAV will decline as dividends and distributions are paid out, this decline will be offset by an increase in the number of shares you own as a result of your reinvestment. If you redeem your shares prior to the Maturity Date, you will not be entitled to receive the Guaranteed High NAV on those shares. If you redeem shares, you will then hold fewer shares, thereby reducing your Guaranteed Amount. A redemption made from the fund prior to the Maturity Date will be made at the fund's then-current NAV per share, less any applicable sales charges, which may be lower than the Guaranteed High NAV.

EXAMPLE 3: Same assumptions as above, except that the Class A shares' highest NAV per share on a Calculation Date reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Calculation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Calculation Date, the NAV per share is $11.00 (remember the dividend is paid out of fund assets $12.00 - $1.00 = $11.00).

The new Guaranteed High NAV is the greater of:

1.   $11.00 per share (the NAV per share on the Calculation Date), or:

2.   then-current Guaranteed High NAV ($12.50) divided by 1 plus the share distribution amount on the current Calculation Date ($1.00) plus extraordinary expenses, if any ($0.00) divided by the NAV per share on the current Calculation Date ($11.00): ($12.50/[1 + ($1.00/$11.00)] = $11.46

Because $11.46 is greater than the NAV per share on the Calculation Date ($11.00), $11.46 becomes the new Guaranteed High NAV. In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.364 shares: 1,885 (shares owned) x 1.00 per share dividend /$11 (net asset value) =
171.364 (additional shares purchased) bringing your total shares owned to 1885 + 171.364 = 2,056.364.

Your Guaranteed Amount is now 2,056.364 x $11.46 = $23,565.93.

Prior to the distribution, your Guaranteed Amount was $23,562.50 (1,885 x $12.50) and your current Guaranteed Amount is $23,565.93. The Guaranteed High NAV has decreased, but your Guaranteed Amount has increased because you have reinvested the distribution in more shares.

EXAMPLE 4: We will use the same assumptions in Example 3 above, except that you elect to receive dividends and distributions in cash.

To recalculate your Guaranteed Amount:

1.   Determine your total shares owned: 1,885 shares.

2.   Determine the new Guaranteed High NAV: $11.46.


                                                                Appendix B  | 57

3. Multiply your total shares owned by the Guaranteed High NAV (1,885 x $11.46 = $21,602.10).

Your Guaranteed Amount is lower when you receive dividends in cash (see Example
3).

Prior to the distribution, your Guaranteed Amount was $23,562.50 (1,885 x $12.50) and your current Guaranteed Amount is $21,602.10. Your Guaranteed Amount has decreased because you did not reinvest the distribution in more shares.

Although you can perform this calculation yourself, the fund will calculate the Guaranteed High NAV for each share class on the last day of each month, and will publish it on the DWS website: www.dws-scudder.com, together with the current NAV. It is possible that the fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In any case, the fund's calculations will be determinative.



58 | Appendix B

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330



SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Protect Fund    811-04760



[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]






(07/11/07) 53-2
[RECYCLE GRAPHIC APPEARS HERE]

                                 DWS TARGET FUND

                           DWS LifeCompass Income Fund

                          DWS LifeCompass Protect Fund



                      Class A, Class C and Institutional Class Shares

                       STATEMENT OF ADDITIONAL INFORMATION


                                  July __, 2007



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses (each, a "Prospectus" and collectively, the "Prospectuses"), dated July __, 2007 for Class A, Class C and Institutional Class shares of DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund (each a "Fund," collectively the "Funds"), each a series of DWS Target Fund (the "Trust"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


This Statement of Additional Information is incorporated by reference into the corresponding Prospectus for each class of shares of the Funds.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT POLICIES AND TECHNIQUES...........................................2

INVESTMENT TECHNIQUES........................................................7

MANAGEMENT OF THE FUND......................................................39
   Investment Advisor.......................................................39
   Fund Ownership of Portfolio Managers ....................................42

FUND SERVICE PROVIDERS......................................................49
   Principal Underwriter....................................................49
   Independent Registered Public Accounting Firm............................52
   Custodian, Transfer Agent and Shareholder Service Agent..................53

PURCHASE AND REDEMPTION OF SHARES...........................................58

DIVIDENDS...................................................................81

FEDERAL INCOME TAXES........................................................83

TRUSTEES AND OFFICERS.......................................................89

TRUST ORGANIZATION.........................................................101

PROXY VOTING GUIDELINES....................................................102

FINANCIAL STATEMENTS.......................................................103

ADDITIONAL INFORMATION.....................................................104

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, each Fund may not:


1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Board of Trustees of DWS Target Fund (the "Board") has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Funds' affairs. These represent intentions of the Board based upon current circumstances. Non-fundamental policies may be changed by the Board without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, each Fund currently does not intend to:


(a) [enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;]

(b) purchase securities on margin, except (i) for margin deposits in connection with short sales, futures contracts, options or other permitted investments; and (ii) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) [purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;]


(d) [purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);]


(e) lend portfolio securities in an amount greater than 33?% of its total assets; and

(f)   acquire  securities  of  registered  open-end   investment   companies  or
      registered unit investment trusts in reliance on Section 12(d)(1)(F) of the 1940 Act.

The Funds will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Board has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General


DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund are each series of an open-end management investment company, which continuously offers and redeems shares at net asset value (less applicable sales charges or fees). Each Fund is a company of the type commonly known as a mutual fund. Each Fund offers four classes of shares: Class A, Class C, Class S and Institutional Class. Class S shares of the Funds are offered through a separate Prospectus and Statement of Additional Information.


DWS LifeCompass Income Fund


DWS LifeCompass Income Fund seeks to provide regular distributions at a fixed dollar amount. The fund seeks capital preservation as a secondary objective.

The fund is structured to achieve its objectives over a ten year investment horizon and is designed for long-term investors that have a similar investment horizon. The fund's maturity date is ________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objectives. The fund will continuously offer its shares though the Maturity Date, unless the fund's Board of Trustees determines it is in the fund's best interest to discontinue sales.

Distribution Policy. The fund's primary purpose is to generate regular distributions to shareholders through the Maturity Date in an amount equal to an annual rate of 8.75% of the fund's net asset value ("NAV") on its inception date ($0.875 per share) ("Guaranteed Distributions"). The fund expects to declare and pay Guaranteed Distributions semi-annually in equal installments in June and December. The fund does not expect to change its distribution policy over its life even if the fund's NAV increases or decreases.

If the fund's investment strategy does not generate sufficient income and capital gains to pay the fixed distribution amount, the fund intends to make distributions that will, in part, constitute a return of capital to shareholders. Substantial payments of return of capital will diminish the assets of the fund. The tax character of the June and December distributions may vary significantly. In particular, it is expected that long-term capital gains would generally be paid only in December.




DWS LifeCompass Protect Fund


DWS LifeCompass Protect Fund seeks to maximize total return consistent with capital preservation.

The fund's investment strategies are designed to ensure that shareholders who hold their shares at the fund's maturity receive the greater of: (i) the NAV per share at inception ($10.00); or (ii) the highest monthly NAV per share attained over the life of the fund (the "Guaranteed High NAV"). The fund is structured to achieve its objective over a ten-year investment horizon and is designed for investors that have a similar investment horizon. The fund's maturity date is _____________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objective.

The fund will continuously offer its shares through the Maturity Date, unless the Board of Trustees determines it is in the best interests of the fund to discontinue sales. The Guaranteed High NAV is determined separately for each class of fund shares on the last business day of every month ("Calculation Date"). If the NAV per share for a class of shares on the Calculation Date is greater than the then current Guaranteed High NAV, the NAV per share on the Calculation Date becomes the new Guaranteed High NAV for that class. The Guaranteed High NAV is not necessarily the amount you paid for your shares. Once a Guaranteed High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by the fund subsequent to the establishment of such Guaranteed High NAV.

The Guaranteed Amount. The number of shares you own multiplied by the Guaranteed High NAV is the amount the fund seeks to pay you on the Maturity Date (the "Guaranteed Amount"). Generally, the Guaranteed Amount will remain the same before and after any dividends or distributions paid if all dividends and distributions are reinvested in additional shares of the fund. Your Guaranteed Amount will decrease following any dividends or distributions paid if you elect to receive dividends and distributions in cash. Your Guaranteed Amount will also decrease if you redeem shares before the Maturity Date. If you redeem your shares before the Maturity Date, you will do so at the then current NAV. Your Guaranteed Amount may differ from, and may be less than, your original investment.

The number of shares of the fund outstanding on the Maturity Date times the Guaranteed High NAV is the aggregate dollar amount the fund seeks to pay out to all shareholders on the Maturity Date (the "Aggregate Guaranteed Amount").

Financial Warranties. Each Warranty Agreement requires the Advisor to make allocation decisions based on a proprietary mathematical formula and to adhere to certain restrictions and investment parameters for each Fund that may limit a Fund's allocation of assets to the Active Component during the life of each Fund. This limitation is designed to reduce, but does not eliminate, (i) the risk that DWS LifeCompass Protect Fund's assets will be insufficient to allow a shareholder to redeem his or her account at the Guaranteed High NAV on the Maturity Date; and (ii) the risk that DWS LifeCompass Income Fund's assets will be insufficient to allow the Fund to pay Guaranteed Distributions and/or the Fund's Guaranteed Amount. Accordingly, each Warranty Agreement could limit the Advisor's ability to respond to changing market conditions during the life of a Fund. If a Fund fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain restrictions set forth in the respective Warranty Agreement, the Warranty Provider may elect to cause the fund to allocate all of its assets to the Reserve Component or terminate the Warranty Agreement altogether.

Risk of Default of Warranty  Provider.  A  shareholder's  ability to receive the
Guaranteed High NAV from DWS LifeCompass Protect Fund, and Guaranteed Distributions and Guaranteed NAV from DWS LifeCompass Income Fund may depend on the financial condition of the respective Warranty Provider. Each Financial Warranty is solely an obligation of the Warranty Provider. Consequently, an investment in a Fund involves a risk of loss if the respective Warranty Provider is placed in bankruptcy or receivership, or is otherwise unable to pay its obligations or default on its obligations, if any. In such event, a Fund could take a variety of actions, including replacing the Financial Warranty. In such circumstances, shareholders could suffer losses as a result of a higher warranty fee, a lower payment from the new warranty provider or for another reason. The Warranty Provider is a _________________ with a principal place of business in [New York, New York]. As of the date of this statement of additional information, the long-term unsecured debt of the Warranty Provider had received a credit rating of _____ from ______, a nationally recognized statistical rating organization (a "NRSRO"). The Warranty Provider's most recent audited financial statements are attached to this statement of additional information as Appendix [ ].

Financial Warranty - DWS LifeCompass Income Fund. DWS LifeCompass Income Fund has entered into the Warranty Agreement with __________ to protect against the fund having insufficient assets to pay the Guaranteed Distributions and the Guaranteed NAV ("Financial Warranty").

The Financial Warranty will be issued in amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated (as described below), the Warranty Agreement and the Financial
Warranty  will  continue  in effect  until  the  Maturity  Date  (the  "Warranty
Period"). The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

By entering into the Warranty Agreement, the Warranty Provider has agreed to pay the fund amounts necessary to make up the difference between the amount of income, capital gains and return of capital available for distribution to shareholders and the amount of any Guaranteed Distribution. The Warranty Provider's obligation to pay the fund is triggered only after the fund has paid out all earnings and profits and paid out returns of capital to a point where the fund's remaining assets equal the net present value of the Aggregate Guaranteed Amount and all future Guaranteed Distributions. In other words, the payment obligation does not take effect until the fund's assets have been significantly diminished.

The Warranty Provider also has agreed to pay the fund an amount necessary to ensure that shareholders who hold their shares until the Maturity Date receive at least the Guaranteed NAV. The Warranty Provider is obligated pay the fund the difference between the NAV on the Maturity Date and the Guaranteed NAV.

The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will allow the Warranty Provider to terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US Treasury bonds, cash and/or cash equivalents.

The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the fund or Advisor. These include (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations under the Warranty Agreement, (ii) termination of the funds' custodian and the failure to engage a successor custodian that assumes the Advisor's obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the fund's investment management agreement and custodian agreement. In addition, the Warranty Agreement is designed to ensure that shareholders who redeem their shares on the Maturity Date receive at least their Guaranteed Amount or, in the event of early termination, their Accelerated Distribution. If the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or, in the event of early termination, all Accelerated
Distributions, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the aggregate Accelerated Distributions, as the case may be, and the aggregate assets of the fund.

Financial Warranty - DWS LifeCompass Protect Fund. To provide greater assurance that shareholders receive their Guaranteed Amount on the Maturity Date or their Accelerated Guaranteed Amount, in the event of early termination, DWS LifeCompass Protect Fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with the Warranty Provider.

In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a financial warranty (the "Financial Warranty") to the fund. The Financial Warranty will be issued in an amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated, the Warranty Agreement and Financial Warranty will continue in effect until the Maturity Date (the

"Warranty Period"). The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

If, pursuant to the terms of the Warranty Agreement, the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or the Accelerated Aggregate Guaranteed Amount, in the event of early termination, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the Accelerated Aggregate Guaranteed Amount, as the case may be, and the aggregate net assets of the fund.

The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will afford the Warranty Provider the ability to terminate the Warranty Agreement.

The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio."

The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the Warranty Provider. These include (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations under the Warranty Agreement, (ii) termination of the fund's custodian and the failure to engage a successor custodian that assumes the obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the investment management agreement and custodian agreement.

                              INVESTMENT TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor") in its discretion might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may in its discretion at any time employ such a practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

Futures Contracts on Securities Indices. Each Fund will invest in stock index futures that are listed and traded on recognized U.S.-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board of Options Exchange. These futures contracts are standardized contracts for the future delivery of a cash settlement with reference to a specified multiplier times the change in the index. The Funds currently intend to invest in futures on the following stock indices: S&P 500

Index, Russell 1000 Index, Russell 2000 Index, S&P MidCap 400 Index and MSCI EAFE Index. The Funds have claimed an exclusion from registration as a commodity pool operator under the Commodities Exchange Act.

Each Fund will use the stock index futures to obtain equity market exposures. By buying and rolling these contracts, each Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the stock index futures. By holding futures contracts, rather than shares of stock, each Fund can rebalance its exposure to the equity markets daily without incurring the trading costs and related expenses associated with a direct investment in stocks. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. While the use of stock index futures by a Fund can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin posted by the Fund pursuant to the contracts.





Upon entering into a futures transaction, each Fund must allocate cash or liquid securities as a deposit payment ("initial margin") with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with each Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the broader securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.


Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.


Asset Coverage for Futures Contracts on Securities Indices. Each Fund will cover its open positions on futures contracts on securities indices, which are contractually required to "cash-settle," by setting aside liquid assets, primarily U.S. government securities, shares of the QP Trust or other similarly liquid assets, in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., each Fund's daily net liability, if any), rather than the notional value. The Funds base their asset segregation policies on methods permitted by the SEC and may modify these policies in the future to comply with changes in the guidance articulated from time to time by the SEC or its staff.

Fund Structure. Each Fund is structured as a "fund of funds" and invests in securities of other DWS Funds, other securities and derivatives in reliance on an exemptive order obtained from the SEC. With respect to other DWS Funds, each Fund currently intends to invest in DWS Short Duration Plus Fund and Cash Management QP Trust, both of which are discussed in more detail below. The Funds seek to amend the current exemptive order to permit investment in shares of unaffiliated exchange-traded funds (ETFs). There is no assurance that such relief will be granted.

It should be noted that investment companies incur certain expenses, such as management, custodian, and transfer agency fees, and therefore any investment by each Fund in shares of other investment companies would be subject to such duplicate expenses. Generally, each Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. However, no advisory fee is charged on assets invested in affiliated money market funds and the Advisor has agreed to reimburse the Funds for their proportionate share of the management fees incurred in connection with their investment in DWS Short Duration Plus Fund.

Cash Management QP Trust. Cash Management QP Trust ("QP Trust") is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although as noted above, shareholders of the Funds will pay a proportionate share of the expenses of QP Trust.

DWS Short Duration Plus Fund. Each Fund intends to invest a portion of assets allocated to the Reserve Component in shares of DWS Short Duration Plus Fund. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a NRSRO (or, if unrated, determined by DIMA to be of similar quality).

DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by DIMA to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

Each Fund may make the following investments directly or indirectly through DWS Short Duration Plus Fund and, as a result, the following disclosure uses the term "Fund" to include DWS LifeCompass Income Fund, DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust, as appropriate.

Short-Term Instruments. When the Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, with respect to DWS Short Duration Plus Fund, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of DWS Short Duration Plus Fund's assets may be invested in such short-term instruments.


Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments and their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"); outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in U.S. dollars or in foreign currencies.



U.S. Government Securities. The Fund may invest in obligations issued or guaranteed by the U.S. government including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").


Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS may be sold as zero coupon securities.
See "Zero Coupon Securities and Deferred Interest Bonds."


Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of


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

funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper, when purchased by the Fund, must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


For a description of commercial paper ratings, see Appendix [ ] to this SAI.


U.S. Dollar-Denominated Foreign Fixed Income Securities. The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. The Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. The Fund may invest a portion of its assets in US dollar-denominated and non-US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.


In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

Bank Loans. The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis; if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, interpretations of the SEC require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Variable and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Generally, changes in interest rates will have a smaller effect on the market value of these instruments than on the market value of fixed income securities and, thus, may allow for less opportunity for capital appreciation or depreciation.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.



Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may fluctuate because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which usually are readily marketable, dollar-denominated and rated BBB category or higher by S&P or Baa category or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund may pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans;  (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered and privately owned corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs"). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC
Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC
Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is highly volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, the Cost of Funds Index may not reflect at any given time the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Federal Income Taxes."

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered  under  the  1933  Act  are  referred  to as  private  placements  or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including but not limited to repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.


When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.


At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.



Lower-Rated Debt Securities ("Junk Bonds"). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch Inc. ("Fitch"), or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as "junk bonds" or "high yield debt securities," are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the Fund, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

The Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Fund could invest in if it makes direct purchases of high yield debt securities.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The Fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.



Investment in Emerging Markets. The Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Derivatives

As noted above, DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund will invest in futures contracts based on stock indices as a primary investment technique. Each Fund may also engage in the following derivatives transactions directly or indirectly through DWS Short Duration Plus Fund.

General. Each Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The Fund will use derivatives for non-hedging purpose, such as to enhance return. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative. The Funds intend to use futures on securities indices and options on such futures primarily for investment purposes and not for hedging purposes.


The Fund's investments in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

The Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.


When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.


A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price.

Gains and losses on the  purchase of  protective  put  options  would tend to be
offset  by  countervailing   changes  in  the  value  of  underlying   portfolio
securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and, therefore, subject to the Fund's limit on investments in illiquid securities.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price.

Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.


Price movements in the Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.




Hedging Strategies. Each Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Fund reallocate its investments among different types of Fixed Income Securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts
("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the Fund's commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the Fund's commitments. The securities will be marked-to-market on a daily basis.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Futures Contracts and Related Options


General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon that are traded on exchanges designated by the CFTC or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates, as an efficient means of managing allocations between asset classes and to enhance return. DWS Short Duration Plus Fund intends to use futures and options on futures primarily to manage asset allocation between asset classes and to enhance return.


The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.


At the same time a futures contract is entered into, the Fund must post the initial margin with the futures broker. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.


Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.


The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.


Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to non "cash settled" futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating notional market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.




In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swaps. The Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. The Fund may invest in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value." of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.


Other Considerations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase.


The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts for Hedging Purposes

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.


Integrated Global Alpha Platform Strategy ("iGAP Strategy"). In addition to the Funds' main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which Advisor calls iGAP, is a total return strategy designed to add value by benefiting from short-term mis-pricings within [insert relevant instrument/asset class(es)] markets. iGap is expected to have a low correlation to the fund's [insert relevant assets class(es)] holdings. [The use of the strategy is subject to the fund obtaining the minimum net asset requirement of $__million.]

The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since the single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk management process. The result is a collection of long and short investment positions within the global [insert relevant instrument/asset class(es)] designed to generate excess returns that have little correlation to major markets. The [insert relevant instrument/asset class(es)] positions are then implemented by iGAP portfolio managers using [insert relevant instrument]. The iGap portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative or other instrument. When used as a part of the iGap strategy, derivatives and other instruments generally will not be used for hedging purposes.

For  discussion  of the  characteristics  and  risks of  derivatives  and  other
instruments  used  in  connection  with  the  iGAP  strategy,   see  "Investment
Techniques- Derivatives".

Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Representing Securities of Foreign Issuers. The Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs," also referred to as International Depositary Receipts or "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund Trust Board. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.


Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover the Fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Fund may use Uninvested Cash to purchase shares of affiliated money market funds or shares of QP Trust, or other entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds"), provided that any Central Funds will operate in accordance with Rule 2a-7 under the 1940 Act. Investments in such cash management vehicles may exceed the limits of Rule 12(d)(1)(A).

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to cover the Fund's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into such securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to use assets as cover (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for federal income tax purposes. See "Federal Income Taxes." There can be no assurance that the use of these portfolio strategies will be successful.


Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

Portfolio Holdings Information. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings information (excluding short positions and derivatives) publicly available on the DWS Funds Web site as described in a Fund's prospectus. A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.


A Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").


Prior to any disclosure of a Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information.
Periodic  reports  regarding  these  procedures  will be  provided  to a  Fund's
Trustees.

Portfolio holdings information distributed by the trading desks of DeAM for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a Fund and information derived therefrom, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund. Under the supervision of the Board of Trustees, with headquarters at 345 Park Avenue, New York, New York, DIMA makes each Fund's investment decisions, buys and sells securities for a Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

Pursuant to separate Investment Management Agreements (each, an "Agreement"), the Advisor provides continuing investment management of the assets of a Fund. In addition to the investment management of the assets of a Fund, the Advisor determines the investments to be made for a Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a Fund's policies as stated in its Prospectus and Statement of Additional Information or as adopted by the Funds' Board. The Advisor will also monitor, to the extent not monitored by the Funds' administrator or other agent, the Funds' compliance with their investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Funds' Board in valuing the securities and other instruments held by a Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a Fund.

Pursuant to the Agreement, (unless otherwise provided in the agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of a Fund, including a Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement provides that each Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a Fund, the Funds' custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of each Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of each Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of each Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Funds, including a majority of the Board who are not interested persons of a Fund, and, if required by applicable law, subject to a majority vote of a Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


Each Agreement was approved by the Board on March 7, 2007. Each Agreement will continue in effect until September 30, 2008, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Fund.

Each Fund pays the Advisor an advisory fee at the annual rate of 0.60% of the Fund's average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the

Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

In the event that all of a Fund's assets are allocated to the Reserve Component, a Fund's 0.60% management fee will decrease to 0.30%, however, the Fund's 0.10% administration fee will remain unchanged.

The Advisor has contractually agreed through September 30, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses of each Fund will not exceed 1.75%, 2.50% and 1.50% for Class A, Class C and Institutional Class shares, respectively, excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (estimated at 0.06% and limited to 0.10%), and acquired fund fees and expenses (estimated at 0.14%).




Because the Funds have not commenced operations as of the date of this Statement of Additional Information, the Funds do not have any advisory fee information to report.



The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Codes of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by each Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers


The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of March 31, 2007.

DWS LifeCompass Protect Fund

 Name of                                      Dollar Range of           Dollar Range of All DWS Fund
 Portfolio Manager                         Fund Shares Owned(1)                 Shares Owned
 -----------------                         --------------------                 ------------


 Robert Wang                                        $0                       $100,001 - $500,000
 Inna Okounkova                                     $0                       $100,001 - $500,000
 William Chepolis

(1) DWS LifeCompass Protect Fund commenced operations on July __, 2007.




                                       43

DWS LifeCompass Income Fund

 Name of                                      Dollar Range of           Dollar Range of All DWS Fund
 Portfolio Manager                         Fund Shares Owned(2)                 Shares Owned
 -----------------                         --------------------                 ------------


 Robert Wang                                        $0                       $100,001 - $500,000
 Inna Okounkova                                     $0                       $100,001 - $500,000
 William Chepolis

(2)   DWS LifeCompass Income Fund commenced operations on July __, 2007.


Conflicts of Interest


In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of March 31, 2007.


Other SEC Registered Investment Companies Managed:

DWS LifeCompass Protect Fund

                                                                 Number of
                                                                 Investment
                          Number of        Total Assets of    Company Accounts
                          Registered         Registered             with            Total Assets of
Name of Portfolio         Investment         Investment      Performance-Based   Performance-Based Fee
Manager                   Companies           Companies             Fee                 Accounts
-------                   ---------           ---------             ---                 --------


Robert Wang                     37          $13,451,038,107          0                     $0
Inna Okounkova                  12           $4,576,682,547          0                     $0
William Chepolis


DWS LifeCompass Income Fund

                                                                 Number of
                                                                 Investment
                          Number of        Total Assets of    Company Accounts
                          Registered         Registered             with            Total Assets of
Name of Portfolio         Investment         Investment      Performance-Based   Performance-Based Fee
Manager                   Companies           Companies             Fee                 Accounts
-------                   ---------           ---------             ---                 --------


Robert Wang                     37          $13,451,038,107          0                     $0
Inna Okounkova                  12           $4,576,682,547          0                     $0


                                       44

                                                                 Number of
                                                                 Investment
                          Number of        Total Assets of    Company Accounts
                          Registered         Registered             with            Total Assets of
Name of Portfolio         Investment         Investment      Performance-Based   Performance-Based Fee
Manager                   Companies           Companies             Fee                 Accounts
-------                   ---------           ---------             ---                 --------

William Chepolis


Other Pooled Investment Vehicles Managed:

DWS LifeCompass Protect Fund

                                                              Number of Pooled
                                                                 Investment
                       Number of Pooled    Total Assets of    Vehicle Accounts      Total Assets of
Name of Portfolio         Investment      Pooled Investment  with Performance-   Performance-Based Fee
Manager                    Vehicles           Vehicles           Based Fee              Accounts
-------                    --------           --------           ---------              --------


Robert Wang                     11             $994,592,207          0                     $0
Inna Okounkova                   3             $218,487,915          0                     $0
William Chepolis



DWS LifeCompass Income Fund

                                                              Number of Pooled
                                                                 Investment
                       Number of Pooled    Total Assets of    Vehicle Accounts      Total Assets of
Name of Portfolio         Investment      Pooled Investment  with Performance-   Performance-Based Fee
Manager                    Vehicles           Vehicles           Based Fee              Accounts
-------                    --------           --------           ---------              --------


Robert Wang                     11             $994,592,207          0                     $0
Inna Okounkova                   3             $218,487,915          0                     $0
William Chepolis


Other Accounts Managed:

DWS LifeCompass Protect Fund

                                                              Number of Other
                                                               Accounts with        Total Assets of
Name of Portfolio      Number of Other    Total Assets of      Performance-      Performance-Based Fee
Manager                    Accounts        Other Accounts        Based Fee              Accounts
-------                    --------        --------------        ---------              --------


Robert Wang                     46          $6,953,210,652           0                     $0
Inna Okounkova                   1             $93,445,152           0                     $0
William Chepolis





                                       45

DWS LifeCompass Income Fund

                                                              Number of Other
                                                               Accounts with        Total Assets of
Name of Portfolio      Number of Other    Total Assets of      Performance-      Performance-Based Fee
Manager                    Accounts        Other Accounts        Based Fee              Accounts
-------                    --------        --------------        ---------              --------


Robert Wang                     46          $6,953,210,652           0                     $0
Inna Okounkova                   1             $93,445,152           0                     $0
William Chepolis

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Administrator. Each Fund entered into an administrative services agreement with the Advisor (the "Administrative Services Agreements"), pursuant to which the Advisor provides administrative services to each Fund including, among others, providing each Fund with personnel, preparing and making required filings on behalf of each Fund, maintaining books and records for each Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreements, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of each Fund's average daily net assets.

Under the Administrative Services Agreements, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Funds reasonably deems necessary for the proper administration of each Fund. The Advisor provides each Fund with personnel; arranges for the preparation and filing of each Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to each Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains each Fund's records; provides each Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of each Fund; assists in the resolution of accounting issues that may arise with respect to each Fund; establishes and monitors each Fund's operating expense budgets; reviews and processes each Fund's bills; assists in determining the amount of dividends and distributions available to be paid by each Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreements. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreements except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Because each Fund has not yet commenced operations as of the date of this Statement of Additional Information, each Fund does not have any historical administrative fee information to report.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by each Fund.

                             FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to Underwriting and Distribution Services Agreements ("Distribution Agreements"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each Fund and acts as agent of each Fund in the continuous offering of its shares. Each Distribution Agreement was initially approved by the Trustees on March 7, 2007. Each Distribution Agreement continues in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the Funds, including a majority of the Trustees who are not interested persons of a Fund and who have no direct or indirect financial interest in the Distribution Agreements.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the relevant Fund or by DWS-SDI upon sixty days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreements, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreements. The provisions concerning continuation, amendment and termination of the Distribution Agreements are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreements, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of Shares," DWS-SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. DWS-SDI receives no compensation from each Fund as principal underwriter for Class A shares. DWS-SDI receives compensation from each Fund as principal underwriter for Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A and Class C shareholders under Shareholder Services Agreements (the "Services Agreements") with DWS-SDI. Each Services Agreement has an initial term ending September 30, 2008 and continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of each Fund, including a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Services Agreement. Each Services Agreement automatically terminates in the event of their assignment and may be terminated at any time without penalty by each Fund or by DWS-SDI upon sixty days' notice. Termination with respect to the Class A or Class C shares of each Fund may be by a vote of
(i) the majority of the Board members of each Fund who are not interested persons of each Fund and who have no direct or indirect financial interest in the Services Agreements, or (ii) a "majority of the outstanding voting securities" of the Class A or Class C shares, as defined under the 1940 Act. The Services Agreements may not be amended for a class to increase materially the fee to be paid by each Fund without approval of a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreements.

Under the Services Agreements, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in each Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in each Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each Fund is assigned to one of three product categories--"Core," "Satellite" or "Non-Core/Satellite"-taking into consideration, among other things, the following criteria, where applicable:

o     The Funds' 3 year performance;

o     The Funds' Morningstar rating;

o     Market size for the fund category;

o     The Funds' size, including sales and redemptions of the fund's shares;

o     The length of time the Funds'  Portfolio  Managers have managed the Funds;
      and

o     The Funds' consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider the Funds' profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the Funds. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the Funds into account when considering purchasing shares of the Funds or evaluating any recommendations relating to Fund shares.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class C shares that are used by DWS-SDI to pay for distribution services for the class. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A and Class C shareholders under each Fund's Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plan for Class C shares provides an alternative method for paying sales charges and may help each Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class C shares that are used by DWS-SDI to pay for distribution and services for the class, the agreement is approved and reviewed separately for the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement and Rule 12b-1 plans may not be amended to increase the fee to be paid by each Fund with respect to a class without approval by a majority of the outstanding voting securities of such class. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of each Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and each Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for each Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for each Fund. In connection with Class C shares, for example, if shares of each Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of each Fund's shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue over several years. As a result, if DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

Class C Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or each Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and Class C shares of each Fund.

With respect to Class A shares of each Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of each Fund, commencing with the month after investment. With respect to Class C shares of each Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of each Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of each Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for each Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on each Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Funds, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Because the Funds have not yet commenced operations as of the date of this Statement of Additional Information, the Funds do not have any expenses paid in connection with Rule 12b-1 plans to report.

Independent Registered Public Accounting Firm

[ ], independent registered public accounting firm, will audit the financial statements of each Fund and provide other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LifeCompass Income Fund Warranty Provider


_______________ provides the Warranty Agreement to DWS LifeCompass Income Fund. The Fund will pay to the Warranty Provider, under the Fund's Warranty Agreement, an annual fee equal to 0.57% of the average daily net assets of the Fund. In the event that the Fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the average daily net assets of the Fund.

The Warranty Provider's audited financial statements for the fiscal year ended _________, and the Warranty Provider's unaudited financial statements for the quarters ended ____________ are attached to the Statement of Additional Information as Appendix [ ].


LifeCompass Protect Fund Warranty Provider


________________ provides the Warranty Agreement to DWS LifeCompass Protect Fund. The Fund will pay to the Warranty Provider, under the Fund's Warranty Agreement, an annual fee equal to 0.57% of the average daily net assets of the Fund. In the event that the Fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the average daily net assets of the Fund.

The Warranty Provider's audited financial statements for the fiscal year ended _________, and the Warranty Provider's unaudited financial statements for the quarters ended ____________ are attached to the Statement of Additional Information as Appendix [ ].

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds and their Independent Trustees.

Custodian, Transfer Agent and Shareholder Service Agent


Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA (the "Custodian" or "SSB") serves as each Fund's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (v) makes periodic reports to the Trust's Board of Trustees concerning the Funds' operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Funds, pursuant to Rule 17f-5 under the 1940 Act. The Custodian will withhold foreign taxes and file foreign tax reclaims.





Transfer Agent and Shareholder Service Agent. DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Funds.

The Transfer Agent receives an annual service fee for each account of a Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a Fund or are paid directly by a Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by a Fund with the prior approval of the Funds' Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Because each Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Funds do not have any historical transfer agency fee information to report.

The Funds, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.





Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the expected settlements will is available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

For discussion of other regulatory matters see the Funds' prospectuses.


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by each Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of each Fund to their customers. However, the Advisor does not consider sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions for each Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions for each Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for each Fund, to cause each Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to each Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than each Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to each Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, each Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to each Fund.

DIMA and its affiliates and each Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for each Fund and receive brokerage commissions or other transaction-related compensation from each Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by each Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges each Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet each Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.



Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value next determined after receipt by DWS-SDI will be confirmed at a price based on the net asset value ("trade date").

Certificates. Share certificates will not be issued.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.


Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for each Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by each Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the financial institution, ordinarily orders will be priced at each Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by each Fund. Further, if purchases or redemptions of each Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also each Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of each Fund at any time for any reason.


DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories - "Core," "Satellite" or "Non-Core/Satellite" - taking into consideration, among other things, the following criteria, where applicable:

o     The fund's 3 year performance;

o     The fund's Morningstar rating;

o     Market size for the fund category;

o     The fund's size, including sales and redemptions of the fund's shares;

o     The length of time the fund's Portfolio Manager has managed the fund; and

o     The fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the Fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the Funds into account when considering purchasing shares of the Funds or evaluating any recommendations relating to Fund shares.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless each Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.


Share Pricing. Purchases will be filled without sales charge, except for Class A Shares, at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Funds, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.




Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of each Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds' Prospectuses.

Each Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of each Fund.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, and (iii) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules up to the following amounts:

           Compensation Schedule #1:                  Compensation Schedule #2:
   Retail Sales and DWS Scudder Flex Plan(1)       DWS Scudder Retirement Plans(2)
   -----------------------------------------       -------------------------------
                                     As a                                As a
Amount of                        Percentage of   Amount of Shares    Percentage of
Shares Sold                     Net Asset Value        Sold         Net Asset Value
-----------                     ---------------        ----         ---------------

$1 million to $3 million             0.85%        Over $3 million     0.00%-0.50%
Over $3 million to $50 million       0.50%               -                 -
Over $50 million                     0.25%               -                 -

                 Compensation Schedule #3:
                 DWS Scudder Choice Plan(3)
                 --------------------------
Amount of                         As a Percentage of Net
Shares Sold                             Asset Value
-----------                             -----------

All amounts                                0.85%


(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in the

      Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.


(3)   DWS-SDI   compensates  UBS  Financial  in  accordance  with  Premium  Plan
      Compensation Schedule at the rate 0.50%.

DWS-SDI will no longer advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. DWS-0SDI is compensated by the Funds for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to .25% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial
Network)
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment Company
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Investment Advisory & Trust Company

Cadaret Grant & Co.
D.A. Davidson & Company
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Penson Financial Services
Pershing Choice Platform
SAMCO Capital Markets (Fund Services, Inc.)
Smith Moore & Company
William Blair & Company

Channel: Third Party Insurance Platforms

Acacia National Life Insurance
Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life GroupSymetra Life Insurance Company
Transamerica Life Insurance Company

Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                     Sales Charge
                                                                                     ------------
                                                                                                            Allowed to Dealers
                                                           As a Percentage of      As a Percentage of       as a Percentage of
Amount of Purchase                                           Offering Price         Net Asset Value*          Offering Price
------------------                                           --------------         ----------------          --------------

Less than $50,000                                                5.75%                  6.10%                        5.20%
$50,000 but less than $100,000                                   4.50                   4.71                         4.00
$100,000 but less than $250,000                                  3.50                   3.63                         3.00
$250,000 but less than $500,000                                  2.60                   2.67                         2.25
$500,000 but less than $1 million                                2.00                   2.04                         1.75
$1 million and over                                              0.00**                 0.00**                       0.00***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by DWS-SDI as discussed below.


Class A NAV Sales. Class A shares may be sold at net asset value to:



Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)   a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of assets or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements;

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA;

(n)   reinvestment of fund dividends and distributions; and

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the Fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the

Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

It is our policy to offer purchase privileges to current or former directors or trustees of the DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund I the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. Each Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the Prospectuses, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.



Class C Purchases. Class C shares of each Fund are offered at net asset value. No initial sales charge is to be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds' prospectuses and Statements of Additional Information.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Funds' Prospectuses for Institutional Class shares. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A and Class C shares. Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex System") maintained by ADP under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans").

The following provisions apply to DWS Scudder Flex Plans.

a. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.


Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) Each Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and

Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


Redemptions

Each Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with each Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to each Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each Fund.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of each Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for each Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of each Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services when completing your account application.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by each Fund for up to seven days if each Fund or the Shareholder
Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Funds' Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of each Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The redemption may result in gain or loss being recognized for federal income tax purposes. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by each Fund's Transfer Agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of each Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, each Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of each Fund's Class C shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under each Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares. In addition, this CDSC will be waived for:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


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


(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts);


(i) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(j) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


Shareholders must obtain prospectuses of each Fund or funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above and are taxable transactions for federal income purposes.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The redemption in-kind is taxable to the same extent as a redemption for cash.

                                    DIVIDENDS


Each Fund intends to follow the practice of distributing substantially all of its investment company income (determined without regard to the deduction for dividends paid), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. DWS LifeCompass Income Fund specifically has a policy of paying the Guaranteed Regular Distribution in a minimum amount equal to 8.75% per annum of its net asset value on the Inception Date. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes on such gain. Shareholders may then be required to include in their gross incomes their share of such gains, but also may be able to claim a credit against their federal income tax for the federal income tax paid by a Fund. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS LifeCompass Protect Fund intends to distribute dividends from its investment company income and distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually in December to prevent application of the federal excise tax. An additional distribution may be made, if necessary.

DWS LifeCompass Income Fund intends to make Guaranteed Regular Distributions on a semi-annual basis. DWS LifeCompass Income Fund's final Guaranteed Regular Distribution for a calendar year will include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year. Guaranteed Regular Distributions in excess of the earnings and profits of the Fund would first be a tax-free return of capital to the extent of the adjusted tax basis in its shares. After such shareholder's adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). In the event the Guaranteed Regular Distribution includes returns of capital, the Guaranteed Regular Distribution will decrease the LifeCompass Income Fund's total assets and, therefore, have the likely effect of increasing its expense ratio, as the LifeCompass Income Fund's fixed expenses will become a larger percentage of the LifeCompass Income Fund's average net assets and diminish the Fund's ability to generate income. In addition, in order to make such distributions, the LifeCompass Income Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

If DWS LifeCompass Income Fund is unable to pay a Guaranteed Regular Distribution, the LifeCompass Income Warranty Provider will pay to the Fund an amount sufficient to allow the LifeCompass Income Fund to make the Guaranteed Regular Distribution.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income and capital gain dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional shares of the same class of each Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.     To receive income and capital gain dividends in cash.


Dividends will be reinvested in shares of the same class of each Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the Prospectus. To use this privilege of investing dividends of each Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of each Fund in the aggregate amount of $10 or less are automatically reinvested in shares of each Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment income and net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.


                              FEDERAL INCOME TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in each Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.


Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and


(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of that Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which each Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its gross income from the qualifying income described in paragraph (a)(i) above) is treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


If a Fund qualifies as a regulated investment company for federal income tax purposes, that Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible, provided certain holding period and other conditions are satisfied;
(i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, each Fund could be required to recognize unrealized gains, pay substantial taxes and interest charges and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, each Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned the investments that generated the gain, rather than how long a shareholder has owned his or her shares of each Fund. Distributions of net capital gains (the excess of net long-term capital gain for the year over net short-term capital loss) from the sale of investments owned by a Fund that are properly designated by each Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains derived from net short-term capital from the sale of investments by a Fund will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed for federal income tax purposes in the hands of individuals at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.


Distributions are taxable to shareholders even if they are paid from income or gains earned by each Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.


In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to the stocks in its portfolio generating such dividend income and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In addition, qualified dividend income does not include any dividends to the extent the holder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related properties. These rules may cause a portion of the dividends received by each Fund to not be eligible for treatment as qualified dividend income.

A portion of the investment income distributions of each Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of each Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by each Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an obligation to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by each Fund to not be eligible for the corporate dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which each Fund is entitled will be disclosed in each Fund's annual and semi-annual reports to shareholders.

All distributions by each Fund result in a reduction in the net asset value of each Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of each Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of each Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty





Taxation of Certain Investments in Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject a Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case a Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by each Fund to avoid taxation.

Tax Effects of Certain Transactions. Each Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by each Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to each Fund, defer each Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require each Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause each Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Each Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing the Fund to realize gain, but not loss, on the position.

Each Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of each Fund, which must be distributed to shareholders in order to maintain the qualification of each Fund as a regulated investment company and to avoid federal income tax at the Fund's level.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is generally a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.


The federal income tax treatment of any payment made by the Warranty Provider to a Fund is uncertain. Each Fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

Fees paid by a Fund to the Warranty Provider, if viewed as a carrying charge for a position substantially diminishing the risk of the Fund's portfolio, could be deemed nondeductible under certain circumstances during the term of the Warranty Agreement. Similarly, the Warranty Agreement may be considered a straddle with respect to the Fund's portfolio under certain circumstances, resulting in the deferral of realized losses of the Fund, in the recharacterization of short-term losses to long-term losses and of long-term gains to short-term gains and the reduction or elimination of a Fund's holding periods in its portfolio securities.

Withholding and Other Tax Considerations. Each Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when a Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of each Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of each Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under certain circumstances, shareholders of each Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the same Fund) that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Review Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of each Fund beginning before January 1, 2008, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) derived from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by each Fund. Depending on the circumstances, each Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an Internal Revenue Service Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if each Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.


If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.]

                                 NET ASSET VALUE


The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of each Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Funds' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing Committee.

                              TRUSTEES AND OFFICERS

DWS Target Fund


The following table presents certain information regarding the Board Members and Officers of the Fund as of July __, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.





Independent Board Members

-------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                   Number of
Position(s) Held with the                                                              Funds in DWS
Fund and Length of Time     Principal Occupation(s) During Past 5 Years and            Fund Complex
Served(1)                   Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)      Consultant, World Bank/Inter-American Development Bank;          55
Chairperson since 2007,     formerly, Project Leader, International Institute for
and Board Member,           Applied Systems Analysis (1998-2001); Chief Executive
2002-present                Officer, The Eric Group, Inc. (environmental insurance)
                            (1986-1998)
-------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief            55
Board Member, 1999-present  Risk Management Officer, First Chicago NBD
                            Corporation/The First National Bank of Chicago
                            (1996-1998); Executive Vice President and Head of
                            International Banking (1995-1996). Directorships:
                            Healthways Inc. (provider of disease and care management
                            services); Portland General Electric (utility company);
                            Stockwell Capital Investments PLC (private equity).
                            Former Directorships: First Oak Brook Bancshares, Inc.
                            and Oak Brook Bank
-------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)    Retired; formerly, Executive Vice President, A. O. Smith         55
Board Member, 1980-present  Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------
James R. Edgar (1946)       Distinguished Fellow, University of Illinois, Institute          55
Board Member, 1999-present  of Government and Public Affairs (1999-present);
                            formerly, Governor, State of Illinois (1991-1999).
                            Directorships:  John B. Sanfilippo & Son, Inc.
                            (processor/packager/marketer of nuts, snacks and candy
                            products); Horizon Group Properties, Inc.; Youbet.com
                            (online wagering platform); Alberto-Culver Company
                            (manufactures, distributes and markets health and beauty
                            care products)
-------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)    Retired; formerly, Chairman, Harnischfeger Industries,           55
Board Member, 1981-present  Inc. (machinery for the mining and paper industries)
                            (1999-2001); prior thereto, Vice Chairman and Chief
                            Financial Officer, Monsanto Company (agricultural,
                            pharmaceutical and nutritional/food products)
                            (1994-1999). Directorship:  RCP Advisors, LLC (a private
                            equity investment advisory firm)
-------------------------------------------------------------------------------------------------------


                                       90

-------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                   Number of
Position(s) Held with the                                                              Funds in DWS
Fund and Length of Time     Principal Occupation(s) During Past 5 Years and            Fund Complex
Served(1)                   Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------
William McClayton (1944)    Managing Director of Finance and Administration, Diamond         55
Board Member, 2004-present  Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly,
                            Partner, Arthur Andersen LLP (accounting) (1986-2001).
                            Formerly: Trustee, Ravinia Festival; Board of Managers,
                            YMCA of Metropolitan Chicago
-------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)  Retired; formerly, President, Hood College (1995-2000);          55
Board Member, 1995-present  prior thereto, Partner, Steptoe & Johnson (law firm);
                            Commissioner, Internal Revenue Service; Assistant
                            Attorney General (Tax), US Department of Justice.
                            Directorships:  Federal Mogul Corp. (supplier of
                            automotive components and subsystems); AK Steel (steel
                            production); Goodyear Tire & Rubber Co.
                            (April 2004-present); Champion Enterprises, Inc.
                            (manufactured home building); Wolverine World Wide, Inc.
                            (designer, manufacturer and marketer of footwear) (April
                            2005-present); Trustee, Bryn Mawr College. Former
                            Directorship:  Bethlehem Steel Corp.
-------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)  President, Robert H. Wadsworth & Associates, Inc.               58
Board Member, 2004-present  (consulting firm) (1983 to present). Formerly, Trustee of
                            New York Board DWS Funds.
-------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and
Served(1)                   Other Directorships Held
-------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)  Managing Director(3), Deutsche Asset Management (2006-present); President
President, 2006-present     of DWS family of funds; formerly, Director of Fund Board Relations
                            (2004-2006) and Director of Product Development (2000-2004), Merrill
                            Lynch Investment Managers; Senior Vice President Operations, Merrill
                            Lynch Asset Management (1999-2000)
-------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)    Director(3), Deutsche Asset Management
Vice President and
Assistant Secretary,
1986-present
-------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)  Managing  Director(3),  Deutsche Asset  Management (since July 2004);
Chief Financial Officer,    formerly,  Executive Director, Head of Mutual  Fund  Services  and  Treasurer
2004-present                for UBS Family of Funds (1998-2004); Vice President and Director of
Treasurer, 2005-present     Mutual Fund Finance at UBS Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------
John Millette(5) (1962)     Director(3), Deutsche Asset Management
Secretary, 2001-present
-------------------------------------------------------------------------------------------------------


                                       91

-------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and
Served(1)                   Other Directorships Held
-------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4)      Vice President, Deutsche Asset Management (since June 2005); formerly,
(1963)                      Counsel, New York Life Investment Management LLC (2003-2005); legal
Assistant Secretary,        associate, Lord, Abbett & Co. LLC (1998-2003)
2005-present
-------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)  Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,        Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)  Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-------------------------------------------------------------------------------------------------------
Paul Antosca(5)             Director(3), Deutsche Asset Management (since 2006); Vice President, The
(1957)                      Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-------------------------------------------------------------------------------------------------------
Kathleen Sullivan           Director(3), Deutsche Asset Management
D'Eramo(5) (1957)
Assistant Treasurer,
2003-present
-------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)     Vice President, Deutsche Asset Management (since 2006); formerly, AML
Anti-Money Laundering       Operations Manager for Bear Stearns (2004-2006), Supervising Compliance
Compliance Officer,         Principal and Operations Manager for AXA Financial (1999-2004)
2007-present
-------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)      Managing Director(3), Deutsche Asset Management (2004-present);
Chief Compliance            formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA
Officer, 2006-present       (2000-2004); Vice President, The Prudential Insurance Company of America
                            (1988-2000); E.F. Hutton and Company (1984-1988)
-------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)   Executive title, not a board directorship.

(4)   Address:  345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.


Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                    Vice President
Caroline Pearson:                    Secretary
Philip J. Collora:                   Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held seven (7) meetings during calendar year 2006.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held four (4) meetings during calendar year 2006.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2006.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Funds commenced operations on July __, 2007, therefore, the Valuation Committee did not meet on behalf of the Funds during calendar year 2006.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W. Ballantine (Chair), James
R. Edgar and Robert B. Hoffman. The Equity Oversight Committee held five (5) meetings during calendar year 2006.

Operations Committee: The Operations Committee oversees the operations of the Funds, such as reviewing each DWS fixed-income funds administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. The Operations Committee held six (6) meetings during calendar year 2006.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2006.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from a Fund and aggregate compensation from the DWS Fund complex during the calendar year 2006.


                                                       Pension or Retirement
                                                        Benefits Accrued             Total Compensation Paid
Name of                       Compensation from             as Part of                 to Board Member from
Board Member                     each Fund(1)             Fund Expenses             DWS Fund Complex(2)(3)(4)
------------                     ------------             -------------             -------------------------

John W. Ballantine                    $0                        $0                         $222,670
Donald L. Dunaway                     $0                        $0                         $210,170
James R. Edgar(1)                     $0                        $0                         $180,170
Paul K. Freeman                       $0                        $0                         $217,670
Robert B. Hoffman                     $0                        $0                         $207,670
William McClayton                     $0                        $0                         $193,560
Shirley D. Peterson(5)                $0                        $0                         $242,670
Robert H. Wadsworth                   $0                        $0                         $228,250


(1)   The Funds commenced operations on July __, 2007.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are [$____].

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth's total compensation was for service on the boards of 24 trusts/corporations comprised of 72 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 63 funds/portfolios. Mr. Wadsworth currently serves on the boards of 25 DeAM trusts/corporations comprised of 66 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $5,170 for each of Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman, McClayton and Ms. Peterson. These meeting fees were borne by the Advisor.

(5) For calendar year 2007, John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson, Robert H. Wadsworth are expected to receive aggregate compensation from the DWS Fund complex in the amounts of $215,000, $202,500, $190,000, $240,000, $185,000, $205,000, 187,500 and $205,000,
      respectively.  The differences in
      compensation amounts from calendar year 2006 are due to the changes in Board and committee chairpersons and committee assignments that became effective January 1, 2007.

(6) Includes $50,000 in annual retainer fees received by Ms. Peterson as Chairperson of the Board, for which she served through December 31, 2006.





Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2006.

                                                                              Aggregate Dollar Range of
                                            Dollar Range of                   Securities Owned in All
                                          Securities Owned in              Funds in the DWS Fund Complex
            Name of Board Member              each Fund*                     Overseen by Board Member
            --------------------              ----------                     ------------------------

John W. Ballantine                               None                              Over $100,000
Donald L. Dunaway**                              None                              Over $100,000
James R. Edgar**                                 None                              Over $100,000
Paul K. Freeman                                  None                              Over $100,000
Robert B. Hoffman                                None                              Over $100,000
William McClayton                                None                             $10,001-$50,000
Shirley D. Peterson                              None                              Over $100,000
Robert H. Wadsworth                              None                              Over $100,000

*         The Funds commenced operations on July __, 2007.

** The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund[s], the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund[s] (including Deutsche Bank AG).

                                                                                       Value of Securities    Percent of Class on
Independent                Owner and Relationship to                                     on an Aggregate          an Aggregate
Board Member                      Board Member          Company      Title of Class           Basis                  Basis
------------                      ------------          -------      --------------           -----                  -----

John W. Ballantine                                        None
Donald L. Dunaway                                         None
James R. Edgar                                            None
Paul K. Freeman                                           None
Robert B. Hoffman                                         None
William McClayton                                         None
Shirley D. Peterson                                       None
Robert H. Wadsworth                                       None

Securities Beneficially Owned


The Funds commenced operations on July __, 2007, therefore, as of the date of this Statement of Additional Information, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

The Funds commenced operations on July __, 2007, therefore, to the best of each Fund's knowledge, as of the date of this Statement of Additional Information, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.


Agreement to Advance Certain Independent Board Member Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in each Fund, DIMA has agreed to indemnify and hold harmless each Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of a Fund against a Fund, their Trustees and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify each Fund and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, DIMA has also agreed to indemnify the Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds' Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to each Fund or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a Trustee of each Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreement between DIMA and each Fund.

                               TRUST ORGANIZATION

Organizational Description


DWS Target Fund (the "Trust") is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on August 3, 1988. Effective May 1, 1994, the Trust changed its name from Kemper Retirement Fund to Kemper Target Equity Fund. Subsequently, the Trust changed its name to Scudder Target Equity Fund and to Scudder Target Fund effective February 15, 2002. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having no par value. The Trust currently has eight series of shares: DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund, which are no longer offered. DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund were each organized in June 2007 and each consists of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S. The Trustees have the authority to create additional portfolios of the Trust. To the extent that a fund offers additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest no par value; all of which have equal rights as to voting, dividends and liquidation.


The Board of Trustees may authorize the issuance of additional series if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple series, it is known as a "series company." Shares of a series have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such series. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Trust, a series or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions. Subject to the Declaration of Trust, shareholders may remove trustees. Shareholders will vote by series and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. Any series of the Trust, including the Fund, may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust's shares currently are not divided into classes. Shares of a series would be subject to any preferences, rights or privileges of any classes of shares of the series. Generally each class of shares issued by a particular series of the Trust would differ as to the allocation of certain expenses of the series such as distribution and administrative expenses permitting, among other things, different levels of service or methods of distribution among various classes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any series or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA and SDI as remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.


                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS

Because the Funds have not commenced operations as of the date of this Statement of Additional Information, no financial statements are available.

                             ADDITIONAL INFORMATION

The CUSIP numbers of the class of the Funds offered herein are:


DWS LifeCompass Income Fund Class A: 23337N808.

DWS LifeCompass Income Fund Class C: 23337N881.

DWS LifeCompass Income Fund Institutional Class: 23337N865.

DWS LifeCompass Protect Fund Class A: 23337N857.

DWS LifeCompass Protect Fund Class C: 23337N840.

DWS LifeCompass Protect Fund Institutional Class: 23337N824.

Each Fund has a fiscal year ending April 30.


Many of the investment changes in each Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of each Fund. These transactions will reflect investment decisions made by the Advisor in light of each Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Funds' Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which each Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                             RATINGS OF INVESTMENTS


Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                                 DWS TARGET FUND

                         DWS LifeCompass Income Fund

                         DWS LifeCompass Protect Fund


                                 Class S Shares

                     STATEMENT OF ADDITIONAL INFORMATION


                                  July __, 2007



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses (each, a "Prospectus" and collectively, the "Prospectuses"), dated July __, 2007 for Class S shares of DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund (each a "Fund," collectively the "Funds"), each a series of DWS Target Fund (the "Trust"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


This Statement of Additional Information is incorporated by reference into the Prospectus for the Funds.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT POLICIES AND TECHNIQUES...........................................4

INVESTMENT TECHNIQUES........................................................8

MANAGEMENT OF THE FUND......................................................42
   Investment Advisor.......................................................42
   Fund Ownership of Portfolio Managers.....................................45

FUND SERVICE PROVIDERS......................................................56
   Independent Registered Public Accounting Firm............................57
   Legal Counsel............................................................58
   Custodian, Transfer Agent and Shareholder Service Agent..................58

PORTFOLIO TRANSACTIONS......................................................60

PURCHASE AND REDEMPTION OF SHARES...........................................64

DIVIDENDS...................................................................79

FEDERAL INCOME TAXES........................................................80

NET ASSET VALUE.............................................................92

TRUSTEES AND OFFICERS.......................................................93


TRUST ORGANIZATION.........................................................110

PROXY VOTING GUIDELINES....................................................111

FINANCIAL STATEMENTS.......................................................113

ADDITIONAL INFORMATION.....................................................113

RATINGS OF INVESTMENTS.....................................................114

                           INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


As a matter of fundamental policy, each Fund may not:

1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Board of Trustees of DWS Target Fund (the "Board") has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Funds' affairs. These represent intentions of the Board based upon current circumstances. Non-fundamental policies may be changed by the Board without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, each Fund currently does not intend to:

(a) [enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;]

(b) purchase securities on margin, except (i) for margin deposits in connection with short sales, futures contracts, options or other permitted investments; and (ii) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) [purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;]

(d) [purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);]

(e) lend portfolio securities in an amount greater than 33?% of its total assets; and

(f)   acquire  securities  of  registered  open-end   investment   companies  or
      registered unit investment trusts in reliance on Section 12(d)(1)(F) of the 1940 Act.

The Funds will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Board has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                      INVESTMENT POLICIES AND TECHNIQUES

General


DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund are each series of an open-end management investment company which continuously offers and redeems shares at net asset value (less applicable sales charges or fees). Each Fund is a company of the type commonly known as a mutual fund. Each Fund offers four classes of shares: Class A, Class C, Class S and Institutional Class. Class S shares of the Funds are offered through a separate Prospectus and Statement of Additional Information.

DWS LifeCompass Income Fund

DWS LifeCompass Income Fund seeks to provide regular distributions at a fixed dollar amount. The fund seeks capital preservation as a secondary objective.

The fund is structured to achieve its objectives over a ten year investment horizon and is designed for long-term investors that have a similar investment horizon. The fund's maturity date is ________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objectives. The fund will continuously offer its shares though the Maturity Date, unless the fund's Board of Trustees determines it is in the fund's best interest to discontinue sales.

Distribution Policy. The fund's primary purpose is to generate regular distributions to shareholders through the Maturity Date in an amount equal to an annual rate of 8.75% of the fund's net asset value ("NAV") on its inception date ($0.875 per share) ("Guaranteed Distributions"). The fund expects to declare and pay Guaranteed Distributions semi-annually in equal installments in June and December. The fund does not expect to change its distribution policy over its life even if the fund's NAV increases or decreases.

If the fund's investment strategy does not generate sufficient income and capital gains to pay the fixed distribution amount, the fund intends to make distributions that will, in part, constitute a return of capital to shareholders. Substantial payments of return of capital will diminish the assets of the fund. The tax character of the June and December distributions may vary significantly. In particular, it is expected that long-term capital gains would generally be paid only in December.

DWS LifeCompass Protect Fund

DWS LifeCompass Protect Fund seeks to maximize total return consistent with capital preservation.

The fund's investment strategies are designed to ensure that shareholders who hold their shares at the fund's maturity receive the greater of: (i) the NAV per share at inception ($10.00); or (ii) the highest monthly NAV per share attained over the life of the fund (the "Guaranteed High NAV"). The fund is structured to achieve its objective over a ten-year investment horizon and is designed for investors that have a similar investment horizon. The fund's maturity date is _____________, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objective.

The fund will continuously offer its shares through the Maturity Date, unless the Board of Trustees determines it is in the best interests of the fund to discontinue sales. The Guaranteed High NAV is determined separately for each class of fund shares on the last business day of every month ("Calculation Date"). If the NAV per share for a class of shares on the Calculation Date is greater than the then current Guaranteed High NAV, the NAV per share on the Calculation Date becomes the new Guaranteed High NAV for that class. The Guaranteed High NAV is not necessarily the amount you paid for your shares. Once a Guaranteed High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by the fund subsequent to the establishment of such Guaranteed High NAV.

The Guaranteed Amount. The number of shares you own multiplied by the Guaranteed High NAV is the amount the fund seeks to pay you on the Maturity Date (the "Guaranteed Amount"). Generally, the Guaranteed Amount will remain the same before and after any dividends or distributions paid if all dividends and distributions are reinvested in additional shares of the fund. Your Guaranteed Amount will decrease following any dividends or distributions paid if you elect to receive dividends and distributions in cash. Your Guaranteed Amount will also decrease if you redeem shares before the Maturity Date. If you redeem your shares before the Maturity Date, you will do so at the then current NAV. Your Guaranteed Amount may differ from, and may be less than, your original investment.

The number of shares of the fund outstanding on the Maturity Date times the Guaranteed High NAV is the aggregate dollar amount the fund seeks to pay out to all shareholders on the Maturity Date (the "Aggregate Guaranteed Amount").

Financial Warranties. Each Warranty Agreement requires the Advisor to make allocation decisions based on a proprietary mathematical formula and to adhere to certain restrictions and investment parameters for each Fund that may limit a Fund's allocation of assets to the Active Component during the life of each Fund. This limitation is designed to reduce, but does not eliminate, (i) the risk that DWS LifeCompass Protect Fund's assets will be insufficient to allow a shareholder to redeem his or her account at the Guaranteed High NAV on the Maturity Date; and (ii) the risk that DWS LifeCompass Income Fund's assets will be insufficient to allow the Fund to pay Guaranteed Distributions and/or the Fund's Guaranteed Amount. Accordingly, each Warranty Agreement could limit the Advisor's ability to respond to changing market conditions during the life of a Fund. If a Fund fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain restrictions set forth in the respective Warranty Agreement, the Warranty Provider may elect to cause the fund to allocate all of its assets to the Reserve Component or terminate the Warranty Agreement altogether.

Risk of Default of Warranty  Provider.  A  shareholder's  ability to receive the
Guaranteed High NAV from DWS LifeCompass Protect Fund, and Guaranteed Distributions and Guaranteed NAV from DWS LifeCompass Income Fund may depend on the financial condition of the respective Warranty Provider. Each Financial Warranty is solely an obligation of the Warranty Provider. Consequently, an investment in a Fund involves a risk of loss if the respective Warranty Provider is placed in bankruptcy or receivership, or is otherwise unable to pay its obligations or default on its obligations, if any. In such event, a Fund could take a variety of actions, including replacing the Financial Warranty. In such circumstances, shareholders could suffer losses as a result of a higher warranty fee, a lower payment from the new warranty provider or for another reason. The Warranty Provider is a _________________ with a principal place of business in [New York, New York]. As of the date of this statement of additional information, the long-term unsecured debt of the Warranty Provider had received a credit rating of _____ from ______, a nationally recognized statistical rating organization (a "NRSRO"). The Warranty Provider's most recent audited financial statements are attached to this statement of additional information as Appendix [ ].

Financial Warranty - DWS LifeCompass Income Fund. DWS LifeCompass Income Fund has entered into the Warranty Agreement with __________ to protect against the fund having insufficient assets to pay the Guaranteed Distributions and the Guaranteed NAV ("Financial Warranty").

The Financial Warranty will be issued in amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated (as described below), the Warranty Agreement and the Financial
Warranty  will  continue  in effect  until  the  Maturity  Date  (the  "Warranty
Period"). The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

By entering into the Warranty Agreement, the Warranty Provider has agreed to pay the fund amounts necessary to make up the difference between the amount of income, capital gains and return of capital available for distribution to shareholders and the amount of any Guaranteed Distribution. The Warranty Provider's obligation to pay the fund is triggered only after the fund has paid out all earnings and profits and paid out returns of capital to a point where the fund's remaining assets equal the net present value of the Aggregate Guaranteed Amount and all future Guaranteed Distributions. In other words, the payment obligation does not take effect until the fund's assets have been significantly diminished.

The Warranty Provider also has agreed to pay the fund an amount necessary to ensure that shareholders who hold their shares until the Maturity Date receive at least the Guaranteed NAV. The Warranty Provider is obligated pay the fund the difference between the NAV on the Maturity Date and the Guaranteed NAV.

The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will allow the Warranty Provider to terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US Treasury bonds, cash and/or cash equivalents.

The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the fund or Advisor. These include (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations under the Warranty Agreement, (ii) termination of the funds' custodian and the failure to engage a successor custodian that assumes the Advisor's obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the fund's investment management agreement and custodian agreement. In addition, the Warranty Agreement is designed to ensure that shareholders who redeem their shares on the Maturity Date receive at least their Guaranteed Amount or, in the event of early termination, their Accelerated Distribution. If the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or, in the event of early termination, all Accelerated
Distributions, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the aggregate Accelerated Distributions, as the case may be, and the aggregate assets of the fund.

Financial Warranty - DWS LifeCompass Protect Fund. To provide greater assurance that shareholders receive their Guaranteed Amount on the Maturity Date or their Accelerated Guaranteed Amount, in the event of early termination, DWS LifeCompass Protect Fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with the Warranty Provider.

In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a financial warranty (the "Financial Warranty") to the fund. The Financial Warranty will be issued in an amount not to exceed $1 billion, and will be effective as of the date the fund commences operations. Unless earlier terminated, the Warranty Agreement and Financial Warranty will continue in effect until the Maturity Date (the "Warranty Period"). The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.

If, pursuant to the terms of the Warranty Agreement, the fund's assets are insufficient to pay the Aggregate Guaranteed Amount on the Maturity Date or the Accelerated Aggregate Guaranteed Amount, in the event of early termination, the Warranty Provider will pay the fund the difference between the Aggregate Guaranteed Amount or the Accelerated Aggregate Guaranteed Amount, as the case may be, and the aggregate net assets of the fund.

The Warranty Provider's obligations are subject to the detailed conditions of the Warranty Agreement. The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund and the Advisor. Although the parties are generally afforded some opportunity to cure breaches, failure to do so will afford the Warranty Provider the ability to terminate the Warranty Agreement.

The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement. In the event that such breaches are not cured within the time frames and methods provided in the Warranty Agreement, the Warranty Provider may terminate the Warranty Agreement or cause the fund to invest all of its assets in a "defeasance portfolio."

The Warranty Provider may also terminate the Warranty Agreement on the occurrence of certain events without the consent of the Warranty Provider. These include (i) the termination of the Advisor or engagement of a subadvisor that does not assume the obligations under the Warranty Agreement, (ii) termination of the fund's custodian and the failure to engage a successor custodian that assumes the obligations under the Warranty Agreement and is otherwise acceptable to the Warranty Provider, or (iii) the fund makes changes to its constituent documents, its registration statement, or material contracts, including the investment management agreement and custodian agreement.

                              INVESTMENT TECHNIQUES


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor") in its discretion might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may in its discretion at any time employ such a practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

Futures Contracts on Securities Indices. Each Fund will invest in stock index futures that are listed and traded on recognized U.S.-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board of Options Exchange. These futures contracts are standardized contracts for the future delivery of a cash settlement with reference to a specified multiplier times the change in the index. The Funds currently intend to invest in futures on the following stock indices: S&P 500 Index, Russell 1000 Index, Russell 2000 Index, S&P MidCap 400 Index and MSCI EAFE Index. The Funds have claimed an exclusion from registration as a commodity pool operator under the Commodities Exchange Act.

Each Fund will use the stock index futures to obtain equity market exposures. By buying and rolling these contracts, each Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the stock index futures. By holding futures contracts, rather than shares of stock, each Fund can rebalance its exposure to the equity markets daily without incurring the trading costs and related expenses associated with a direct investment in stocks. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. While the use of stock index futures by a Fund can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin posted by the Fund pursuant to the contracts.


Upon entering into a futures transaction, each Fund must allocate cash or liquid securities as a deposit payment ("initial margin") with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with each Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the broader securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.



Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Asset Coverage for Futures Contracts on Securities Indices. Each Fund will cover its open positions on futures contracts on securities indices, which are contractually required to "cash-settle," by setting aside liquid assets, primarily U.S. government securities, shares of the QP Trust or other similarly liquid assets, in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., each Fund's daily net liability, if any), rather than the notional value. The Funds base their asset segregation policies on methods permitted by the SEC and may modify these policies in the future to comply with changes in the guidance articulated from time to time by the SEC or its staff.

Fund Structure. Each Fund is structured as a "fund of funds" and invests in securities of other DWS Funds, other securities and derivatives in reliance on an exemptive order obtained from the SEC. With respect to other DWS Funds, each Fund currently intends to invest in DWS Short Duration Plus Fund and Cash Management QP Trust, both of which are discussed in more detail below. The Funds seek to amend the current exemptive order to permit investment in shares of unaffiliated exchange-traded funds (ETFs). There is no assurance that such relief will be granted.

Each Fund will be structured as a "fund of funds" and will invest a portion of assets allocated to the Reserve Component in shares of DWS Short Duration Plus Fund. Each fund may make the following investments directly or indirectly through DWS Short Duration Plus Fund and, as a result, the following disclosure uses the term "Fund" to include DWS LifeCompass Income Fund, DWS LifeCompass Protect Fund and DWS Short Duration Plus Fund.


It should be noted that investment companies incur certain expenses, such as management, custodian, and transfer agency fees, and therefore any investment by each Fund in shares of other investment companies would be subject to such duplicate expenses. Generally, each Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. However, no advisory fee is charged on assets invested in affiliated money market funds and the Advisor has agreed to reimburse the Funds for their proportionate share of the management fees incurred in connection with their investment in DWS Short Duration Plus Fund.

Cash Management QP Trust. Cash Management QP Trust ("QP Trust") is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although as noted above, shareholders of the Funds will pay a proportionate share of the expenses of QP Trust.

Short-Term Instruments. When the Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, with respect to DWS Short Duration Plus Fund, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of DWS Short Duration Plus Fund's assets may be invested in such short-term instruments.

DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by DIMA to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

Each Fund may make the following investments directly or indirectly through DWS Short Duration Plus Fund and, as a result, the following disclosure uses the term "Fund" to include DWS LifeCompass Income Fund, DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust, as appropriate.


Short-Term Instruments. When the Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments and their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"); outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in U.S. dollars or in foreign currencies.


U.S. Government Securities. The Fund may invest in obligations issued or guaranteed by the U.S. government including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").


Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS may be sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."


Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of

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

funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper, when purchased by the Fund, must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


For a description of commercial paper ratings, see Appendix [ ] to this SAI.



U.S. Dollar-Denominated Foreign Fixed Income Securities. The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. The Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. The Fund may invest a portion of its assets in US dollar-denominated and non-US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.


In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

Bank Loans. The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis; if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, interpretations of the SEC require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Variable and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Generally, changes in interest rates will have a smaller effect on the market value of these instruments than on the market value of fixed income securities and, thus, may allow for less opportunity for capital appreciation or depreciation.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.


Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may fluctuate because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which usually are readily marketable, dollar-denominated and rated BBB category or higher by S&P or Baa category or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund may pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans;  (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered and privately owned corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs"). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC
Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC
Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is highly volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, the Cost of Funds Index may not reflect at any given time the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Federal Income Taxes."

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered  under  the  1933  Act  are  referred  to as  private  placements  or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including but not limited to repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.


When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.



Lower-Rated Debt Securities ("Junk Bonds"). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch Inc. ("Fitch"), or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as "junk bonds" or "high yield debt securities," are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the Fund, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

The Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Fund could invest in if it makes direct purchases of high yield debt securities.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The Fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.


Investment in Emerging Markets. The Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Derivatives

As noted above, DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund will invest in futures contracts based on stock indices as a primary investment technique. Each Fund may also engage in the following derivatives transactions directly or indirectly through DWS Short Duration Plus Fund.


General. Each Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The Fund will use derivatives for non-hedging purpose, such as to enhance return. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative. The Funds intend to use futures on securities indices and options on such futures primarily for investment purposes and not for hedging purposes.


The Fund's investments in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

The Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and, therefore, subject to the Fund's limit on investments in illiquid securities.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.


Price movements in the Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



Hedging Strategies. Each Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Fund reallocate its investments among different types of Fixed Income Securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts
("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the Fund's commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the Fund's commitments. The securities will be marked-to-market on a daily basis.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Futures Contracts and Related Options


General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon that are traded on exchanges designated by the CFTC or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates, as an efficient means of managing allocations between asset classes and to enhance return. DWS Short Duration Plus Fund intends to use futures and options on futures primarily to manage asset allocation between asset classes and to enhance return.



The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must post the initial margin with the futures broker. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.


Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.


The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.


Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to non "cash settled" futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating notional market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swaps. The Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. The Fund may invest in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value." of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.


Other Considerations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase.


The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts for Hedging Purposes

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.


Integrated Global Alpha Platform Strategy ("iGAP Strategy"). In addition to the Funds' main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which Advisor calls iGAP, is a total return strategy designed to add value by benefiting from short-term mis-pricings within [insert relevant instrument/asset class(es)] markets. iGap is expected to have a low correlation to the fund's [insert relevant assets class(es)] holdings. [The use of the strategy is subject to the fund obtaining the minimum net asset requirement of $__million.]

The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since the single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk management process. The result is a collection of long and short investment positions within the global [insert relevant instrument/asset class(es)] designed to generate excess returns that have little correlation to major markets. The [insert relevant instrument/asset class(es)] positions are then implemented by iGAP portfolio managers using [insert relevant instrument]. The iGap portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative or other instrument. When used as a part of the iGap strategy, derivatives and other instruments generally will not be used for hedging purposes.

For  discussion  of the  characteristics  and  risks of  derivatives  and  other
instruments  used  in  connection  with  the  iGAP  strategy,   see  "Investment
Techniques- Derivatives".



Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Representing Securities of Foreign Issuers. The Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs," also referred to as International Depositary Receipts or "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund Trust Board. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.


Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover the Fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Fund may use Uninvested Cash to purchase shares of affiliated money market funds or shares of QP Trust, or other entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds"), provided that any Central Funds will operate in accordance with Rule 2a-7 under the 1940 Act. Investments in such cash management vehicles may exceed the limits of Rule 12(d)(1)(A).



Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to cover the Fund's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into such securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the

Fund may require the Fund to use assets as cover (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for federal income tax purposes. See "Federal Income Taxes." There can be no assurance that the use of these portfolio strategies will be successful.



Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

Portfolio Holdings Information. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings information (excluding short positions and derivatives) publicly available on the DWS Funds Web site as described in a Fund's prospectus. A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.


A Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").


Prior to any disclosure of a Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information.
Periodic  reports  regarding  these  procedures  will be  provided  to a  Fund's
Trustees.

Portfolio holdings information distributed by the trading desks of DeAM for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a Fund and information derived therefrom, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund. Under the supervision of the Board of Trustees, with headquarters at 345 Park Avenue, New York, New York, DIMA makes each Fund's investment decisions, buys and sells securities for a Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

Pursuant to separate Investment Management Agreements (each, an "Agreement"), the Advisor provides continuing investment management of the assets of a Fund. In addition to the investment management of the assets of a Fund, the Advisor determines the investments to be made for a Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a Fund's policies as stated in its Prospectus and Statement of Additional Information or as adopted by the Funds' Board. The Advisor will also monitor, to the extent not monitored by the Funds' administrator or other agent, the Funds' compliance with their investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Funds' Board in valuing the securities and other instruments held by a Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a Fund.

Pursuant to the Agreement, (unless otherwise provided in the agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of a Fund, including a Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement provides that each Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a Fund, the Funds' custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of each Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of each Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of each Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Funds, including a majority of the Board who are not interested persons of a Fund, and, if required by applicable law, subject to a majority vote of a Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


Each Agreement was approved by the Board on March 7, 2007. Each Agreement will continue in effect until September 30, 2008, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Fund.

Each Fund pays the Advisor an advisory fee at the annual rate of 0.60% of the Fund's average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

In the event that all of a Fund's assets are allocated to the Reserve Component, a Fund's 0.60% management fee will decrease to 0.30%, however, the Fund's 0.10% administration fee will remain unchanged.

The Advisor has contractually agreed through September 30, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses of each Fund will not exceed 1.50% for Class S shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (estimated at 0.06% and limited to 0.10%), and acquired fund fees and expenses (estimated at 0.14%).

Because the Funds have not commenced operations as of the date of this Statement of Additional Information, the Funds do not have any advisory fee information to report.


The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Codes of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by each Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of March 31, 2007.

DWS LifeCompass Protect Fund


 Name of                                      Dollar Range of           Dollar Range of All DWS Fund
 Portfolio Manager                         Fund Shares Owned(1)                 Shares Owned
 -----------------                         --------------------                 ------------

 Robert Wang                                        $0                       $100,001 - $500,000
 Inna Okounkova                                     $0                       $100,001 - $500,000
 William Chepolis

(1) DWS LifeCompass Protect Fund commenced operations on July __, 2007.

DWS LifeCompass Income Fund

 Name of                                      Dollar Range of           Dollar Range of All DWS Fund
 Portfolio Manager                         Fund Shares Owned(2)                 Shares Owned
 -----------------                         --------------------                 ------------

 Robert Wang                                        $0                       $100,001 - $500,000
 Inna Okounkova                                     $0                       $100,001 - $500,000
 William Chepolis

(2) DWS LifeCompass Income Fund commenced operations on July __, 2007.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of March 31, 2007.

Other SEC Registered Investment Companies Managed:

DWS LifeCompass Protect Fund


                                                                       Number of
                                                                      Investment
                          Number of        Total Assets of    Company Accounts
                          Registered         Registered             with            Total Assets of
Name of Portfolio         Investment         Investment      Performance-Based   Performance-Based Fee
Manager                   Companies           Companies             Fee                 Accounts
-------                   ---------           ---------             ---                 --------

Robert Wang                     37          $13,451,038,107          0                     $0
Inna Okounkova                  12           $4,576,682,547          0                     $0
William Chepolis

DWS LifeCompass Income Fund

                                                                       Number of
                                                                      Investment
                          Number of        Total Assets of    Company Accounts
                          Registered         Registered             with            Total Assets of
Name of Portfolio         Investment         Investment      Performance-Based   Performance-Based Fee
Manager                   Companies           Companies             Fee                 Accounts
-------                   ---------           ---------             ---                 --------

Robert Wang                     37          $13,451,038,107          0                     $0
Inna Okounkova                  12           $4,576,682,547          0                     $0
William Chepolis

Other Pooled Investment Vehicles Managed:

DWS LifeCompass Protect Fund

                                                                Number of Pooled
                                                                      Investment
                       Number of Pooled    Total Assets of    Vehicle Accounts      Total Assets of
Name of Portfolio         Investment      Pooled Investment  with Performance-   Performance-Based Fee
Manager                    Vehicles           Vehicles           Based Fee              Accounts
-------                    --------           --------           ---------              --------

Robert Wang                     11             $994,592,207          0                     $0
Inna Okounkova                   3             $218,487,915          0                     $0
William Chepolis

                                       46

DWS LifeCompass Income Fund

                                                                Number of Pooled
                                                                      Investment
                       Number of Pooled    Total Assets of    Vehicle Accounts      Total Assets of
Name of Portfolio         Investment      Pooled Investment  with Performance-   Performance-Based Fee
Manager                    Vehicles           Vehicles           Based Fee              Accounts
-------                    --------           --------           ---------              --------

Robert Wang                     11             $994,592,207          0                     $0
Inna Okounkova                   3             $218,487,915          0                     $0
William Chepolis

Other Accounts Managed:

DWS LifeCompass Protect Fund

                                                                 Number of Other
                                                               Accounts with        Total Assets of
Name of Portfolio      Number of Other    Total Assets of      Performance-      Performance-Based Fee
Manager                    Accounts        Other Accounts        Based Fee              Accounts
-------                    --------        --------------        ---------              --------

Robert Wang                     46          $6,953,210,652           0                     $0
Inna Okounkova                   1             $93,445,152           0                     $0
William Chepolis

DWS LifeCompass Income Fund

                                                                 Number of Other
                                                               Accounts with        Total Assets of
Name of Portfolio      Number of Other    Total Assets of      Performance-      Performance-Based Fee
Manager                    Accounts        Other Accounts        Based Fee              Accounts
-------                    --------        --------------        ---------              --------

Robert Wang                     46          $6,953,210,652           0                     $0
Inna Okounkova                   1             $93,445,152           0                     $0
William Chepolis

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.



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Administrator. Each Fund entered into an administrative services agreement with the Advisor (the "Administrative Services Agreements"), pursuant to which the Advisor provides administrative services to each Fund including, among others, providing each Fund with personnel, preparing and making required filings on behalf of each Fund, maintaining books and records for each Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreements, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of each Fund's average daily net assets.

Under the Administrative Services Agreements, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Funds reasonably deems necessary for the proper administration of each Fund. The Advisor provides each Fund with personnel; arranges for the preparation and filing of each Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to each Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains each Fund's records; provides each Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of each Fund; assists in the resolution of accounting issues that may arise with respect to each Fund; establishes and monitors each Fund's operating expense budgets; reviews and processes each Fund's bills; assists in determining the amount of dividends and distributions available to be paid by each Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreements. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreements except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Because each Fund has not yet commenced operations as of the date of this Statement of Additional Information, each Fund does not have any historical administrative fee information to report.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by each Fund.

                             FUND SERVICE PROVIDERS

Distributor and Underwriter. The Trust, on behalf of the Funds, has entered into Underwriting and Distribution Services Agreements (the "Distribution Agreements," pursuant to which DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, IL 60606 as agent, serves as principal underwriter for the continuous offering of shares of the Funds. DWS-SDI, an affiliate of the Advisor, is a wholly owned subsidiary of Deutsche Bank AG. DWS-SDI has agreed to use its best efforts to solicit orders for the purchase of shares of the Funds, although it is not obligated to sell any particular amount of shares. The Distribution Agreements for the Funds were initially approved by the Trustees on March 7, 2007.

Under the Distribution Agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both each Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that each Fund shall bear some or all of such expenses.

Although each Fund does not currently have a 12b-1 Plan for Class S shares, and the Trustees have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Registered Public Accounting Firm

[ ], independent registered public accounting firm, will audit the financial statements of each Fund and provide other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


LifeCompass   Income  Fund   Warranty Provider

_______________ provides the Warranty Agreement to DWS LifeCompass Income Fund. The Fund will pay to the Warranty Provider, under the Fund's Warranty Agreement, an annual fee equal to 0.57% of the average daily net assets of the Fund. In the event that the Fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the average daily net assets of the Fund.

The Warranty Provider's audited financial statements for the fiscal year ended _________, and the Warranty Provider's unaudited financial statements for the quarters ended ____________ are attached to the Statement of Additional Information as Appendix [ ].

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

LifeCompass   Protect  Fund  Warranty Provider

________________ provides the Warranty Agreement to DWS LifeCompass Protect Fund. The Fund will pay to the Warranty Provider, under the Fund's Warranty Agreement, an annual fee equal to 0.57% of the average daily net assets of the Fund. In the event that the Fund becomes completely and irreversibly invested in the Reserve Component, the fee for the Warranty Agreement will be reduced to an annual rate of 0.30% of the average daily net assets of the Fund.

The Warranty Provider's audited financial statements for the fiscal year ended _________, and the Warranty Provider's unaudited financial statements for the quarters ended ____________ are attached to the Statement of Additional Information as Appendix [ ].



Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and its Independent Trustees.

Custodian, Transfer Agent and Shareholder Service Agent


Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA (the "Custodian" or "SSB") serves as each Fund's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (v) makes periodic reports to the Trust's Board of Trustees concerning the Funds' operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Funds, pursuant to Rule 17f-5 under the 1940 Act. The Custodian will withhold foreign taxes and file foreign tax reclaims.

Transfer Agent and Shareholder Service Agent. DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Funds.

The Transfer Agent receives an annual service fee for each account of a Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a Fund or are paid directly by a Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by a Fund with the prior approval of the Funds' Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Because each Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Funds do not have any historical transfer agency fee information to report.

The Funds, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil


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

penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the expected settlements will is available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

For discussion of other regulatory matters see the Funds' prospectuses.


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by each Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid


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to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of each Fund to their customers. However, the Advisor does not consider sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions for each Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions for each Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for each Fund, to cause each Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to each Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than each Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to each Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price


                                       61
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and commission  and allocated as to amount in a manner deemed  equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, each Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to each Fund.

DIMA and its affiliates and each Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for each Fund and receive brokerage commissions or other transaction-related compensation from each Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by each Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges each Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.



                                       62
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                                       63

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet each Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.


Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value next determined after receipt by DWS-SDI will be confirmed at a price based on the net asset value ("trade date").

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for each Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by each Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the financial institution, ordinarily orders will be priced at each Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by each Fund. Further, if purchases or redemptions of each Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also each Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of each Fund at any time for any reason.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balances are $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

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

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $250 are subject to automatic redemption following 90 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.



Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless each Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than each Fund, to forward the purchase order to (the "transfer agent") in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after each Fund pays its distribution. A Dividend Payment Option Direct Distributions request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.


Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.



Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in each Fund's Prospectus.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of each Fund or the Advisor and its affiliates.

Class S shares of each Fund will generally not be available to new investors.

Eligible Class S Investors.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.    The following  investors  may purchase  Class S shares of DWS funds either
      (i) directly from DWS-SDI, each Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004.

      1. Existing shareholders of Class S shares of any DWS fund as of December 31, 2004, and household members residing at the same address.

      2. Shareholders who have owned Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS fund.

      3. Any participant who owns Class S shares of any DWS fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS fund.

      4. Any participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS fund at any time, including after December 31, 2004.

      5. Existing shareholders of Class AARP shares of any DWS fund as of July 17, 2006, and household members residing at the same address.

      6. Officers, Fund Trustees, and full-time employees and their family members, of the Advisor and its affiliates.

      7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

      8. Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of each Fund in connection with each Fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

      9. Existing shareholders of Class M of any DWS fund as of August 18, 2006, and household members residing at the same address.

B. The following additional investors may purchase Class S shares of DWS funds.

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

      1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

      2. Any group retirement, employee stock, bonus, pension or profit-sharing plans. DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 through DeAM Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) Each Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to each Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.


Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to .25% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba
Smith Barney)
Commonwealth Equity Services, LLP
(dba Commonwealth Financial Network)
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
(dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment
Company
Merrill Lynch, Pierce, Fenner &
Smith Inc.
Morgan Stanley

Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Investment Advisory & Trust
Company
Cadaret Grant & Co.
D.A. Davidson & Company
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial
Services
Mellon Bank
Penson Financial Services
Pershing Choice Platform
SAMCO Capital Markets (Fund
Services, Inc.)
Smith Moore & Company
William Blair & Company

Channel: Third Party Insurance Platforms

Acacia  National Life  Insurance
Allmerica  Financial  Life  Insurance  Company
Allstate  Life  Insurance  Company of New York
Ameritas  Life  Insurance  Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion  Life Insurance  Company
Connecticut  General Life Insurance  Company
Farmers  New World Life  Insurance  Company
Fidelity  Security  Life  Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity  Insurance  Company
Hartford Life Insurance  Company
ICMG Registered Variable  Life
Integrity  Life  Insurance  Company
John Hancock Life  Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln  Life &  Annuity  Company  of New York
Lincoln  National  Life Insurance  Company

Massachusetts  Mutual Life  Insurance  Group
MetLife  Group
Minnesota  Life  Insurance  Company
Mutual of America  Life  Insurance  Company
National Life  Insurance  Company
National  Integrity  Life  Insurance  Company
Nationwide  Group
New York Life Insurance and Annuity  Corporation
Phoenix Life Insurance  Company
Protective  Life Insurance
Provident  Mutual Life Insurance
Prudential  Insurance  Company of America
Sun Life  GroupSymetra  Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance  Company
United Investors Life Insurance  Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

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                                       73

Redemptions

Each Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with each Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to each Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each Fund.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for each Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of each Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by each Fund for up to seven days if each Fund or the Shareholder
Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to each Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of each Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable


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

to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The redemption may result in taxable gain or loss being recognized for federal income tax purposes. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by each Fund's Transfer Agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of each Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.



Shareholders must obtain prospectuses of the fund of funds they are exchanging into from dealers, other firms or DWS-SDI.


Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege.

Exchanges are subject to the terms and conditions described above and are taxable transactions for federal income purposes.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The redemption in-kind is taxable to the same extent as a redemption for cash.



                                    DIVIDENDS


Each Fund intends to follow the practice of distributing substantially all of its investment company income (determined without regard to the deduction for dividends paid), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. DWS LifeCompass Income Fund specifically has a policy of paying the Guaranteed Regular Distribution in a minimum amount equal to 8.75% per annum of its net asset value on the Inception Date. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes on such gain. Shareholders may then be required to include in their gross incomes their share of such gains, but also may be able to claim a credit against their federal income tax for the federal income tax paid by a Fund. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS LifeCompass Protect Fund intends to distribute dividends from its investment company income and distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually in December to prevent application of the federal excise tax. An additional distribution may be made, if necessary.

DWS LifeCompass Income Fund intends to make Guaranteed Regular Distributions on a semi-annual basis. DWS LifeCompass Income Fund's final Guaranteed Regular Distribution for a calendar year will include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year. Guaranteed Regular Distributions in excess of the earnings and profits of the Fund would first be a tax-free return of capital to the extent of the adjusted tax basis in its shares. After such shareholder's adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). In the event the Guaranteed Regular Distribution includes returns of capital, the Guaranteed Regular Distribution will decrease the LifeCompass Income Fund's total assets and, therefore, have the likely effect of increasing its expense ratio, as the LifeCompass Income Fund's fixed expenses will become a larger percentage of the LifeCompass Income Fund's average net assets and diminish the Fund's ability to generate income. In addition, in order to make such distributions, the LifeCompass Income Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

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

If DWS LifeCompass Income Fund is unable to pay a Guaranteed Regular Distribution, the LifeCompass Income Warranty Provider will pay to the Fund an amount sufficient to allow the LifeCompass Income Fund to make the Guaranteed Regular Distribution.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional shares of the same class of each Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.     To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of each Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the Prospectus. To use this privilege of investing dividends of each Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of each Fund in the aggregate amount of $10 or less are automatically reinvested in shares of each Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment income and net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                              FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in each Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of that Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which each Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its gross income from the qualifying income described in paragraph (a)(i) above) is treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company for federal income tax purposes, that Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible, provided certain holding period and other conditions are satisfied;
(i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, each Fund could be required to recognize unrealized gains, pay substantial taxes and interest charges and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, each Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned the investments that generated the gain, rather than how long a shareholder has owned his or her shares of each Fund. Distributions of net capital gains (the excess of net long-term capital gain for the year over net short-term capital loss) from the sale of investments owned by a Fund that are properly designated by each Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains derived from net short-term capital from the sale of investments by a Fund will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed for federal income tax purposes in the hands of individuals at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by each Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to the stocks in its portfolio generating such dividend income and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In addition, qualified dividend income does not include any dividends to the extent the holder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related properties. These rules may cause a portion of the dividends received by each Fund to not be eligible for treatment as qualified dividend income.

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

A portion of the investment income distributions of each Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of each Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by each Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an obligation to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by each Fund to not be eligible for the corporate dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which each Fund is entitled will be disclosed in each Fund's annual and semi-annual reports to shareholders.

All distributions by each Fund result in a reduction in the net asset value of each Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of each Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of each Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty

Taxation of Certain Investments in Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject a Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case a Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by each Fund to avoid taxation.

Tax Effects of Certain Transactions. Each Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by each Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to each Fund, defer each Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require each Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause each Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Each Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing the Fund to realize gain, but not loss, on the position.

Each Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of each Fund, which must be distributed to shareholders in order to maintain the qualification of each Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is generally a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

The federal income tax treatment of any payment made by the Warranty Provider to a Fund is uncertain. Each Fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

Fees paid by a Fund to the Warranty Provider, if viewed as a carrying charge for a position substantially diminishing the risk of the Fund's portfolio, could be deemed nondeductible under certain circumstances during the term of the Warranty Agreement. Similarly, the Warranty Agreement may be considered a straddle with respect to the Fund's portfolio under certain circumstances, resulting in the deferral of realized losses of the Fund, in the recharacterization of short-term losses to long-term losses and of long-term gains to short-term gains and the reduction or elimination of a Fund's holding periods in its portfolio securities.

Withholding and Other Tax Considerations. Each Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when a Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of each Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of each Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under certain circumstances, shareholders of each Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the same Fund) that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Review Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of each Fund beginning before January 1, 2008, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) derived from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by each Fund. Depending on the circumstances, each Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an Internal Revenue Service Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if each Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.]

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                                       86

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of each Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers.
Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Funds' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing Committee.


                              TRUSTEES AND OFFICERS

DWS Target Fund

The following table presents certain information regarding the Board Members and Officers of the Fund as of July __, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.

Independent Board Members

-------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                 Number of
Position(s) Held with the    Principal Occupation(s)                                 Funds in DWS
Fund and Length of           During Past 5 Years and                                 Fund Complex
Time Served(1)               Other Directorships Held                                Overseen
-------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)      Consultant, World Bank/Inter-American Development Bank;          55
Chairperson since 2007,     formerly, Project Leader, International Institute for
and Board Member,           Applied Systems Analysis (1998-2001); Chief Executive
2002-present                Officer, The Eric Group, Inc. (environmental insurance)
                                                                     (1986-1998)
-------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief            55
Board Member, 1999-present  Risk Management Officer, First Chicago NBD
                            Corporation/The First National Bank of Chicago
                            (1996-1998); Executive Vice President and Head of
                            International Banking (1995-1996). Directorships:
                            Healthways Inc. (provider of disease and care management
                            services); Portland General Electric (utility company);
                            Stockwell Capital Investments PLC (private equity).
                            Former Directorships: First Oak Brook Bancshares, Inc.
                            and Oak Brook Bank
-------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)    Retired; formerly, Executive Vice President, A. O. Smith         55
Board Member, 1980-present  Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------
James R. Edgar (1946)       Distinguished Fellow, University of Illinois, Institute          55
Board Member, 1999-present  of Government and Public Affairs (1999-present);
                            formerly, Governor, State of Illinois (1991-1999).
                            Directorships:  John B. Sanfilippo & Son, Inc.
                            (processor/packager/marketer of nuts, snacks and candy
                            products); Horizon Group Properties, Inc.; Youbet.com
                            (online wagering platform); Alberto-Culver Company
                            (manufactures, distributes and markets health and beauty
                            care products)
-------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)    Retired; formerly, Chairman, Harnischfeger Industries,           55
Board Member, 1981-present  Inc. (machinery for the mining and paper industries)
                            (1999-2001); prior thereto, Vice Chairman and Chief
                            Financial Officer, Monsanto Company (agricultural,
                            pharmaceutical and nutritional/food products)
                            (1994-1999). Directorship:  RCP Advisors, LLC (a private
                            equity investment advisory firm)
-------------------------------------------------------------------------------------------------------
William McClayton (1944)    Managing Director of Finance and Administration, Diamond         55
Board Member, 2004-present  Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly,
                            Partner, Arthur Andersen LLP (accounting) (1986-2001).
                            Formerly: Trustee, Ravinia Festival; Board of Managers,
                            YMCA of Metropolitan Chicago
-------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)  Retired; formerly, President, Hood College (1995-2000);          55
Board Member, 1995-present  prior thereto, Partner, Steptoe & Johnson (law firm);
                            Commissioner, Internal Revenue Service; Assistant
                            Attorney General (Tax), US Department of Justice.
                            Directorships:  Federal Mogul Corp. (supplier of
                            automotive components and subsystems); AK Steel (steel
                            production); Goodyear Tire & Rubber Co.
                            (April 2004-present); Champion Enterprises, Inc.
                            (manufactured home building); Wolverine World Wide, Inc.
                            (designer, manufacturer and marketer of footwear) (April
                            2005-present); Trustee, Bryn Mawr College. Former
                            Directorship:  Bethlehem Steel Corp.
-------------------------------------------------------------------------------------------------------

                                       94

-------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                 Number of
Position(s) Held with the    Principal Occupation(s)                                 Funds in DWS
Fund and Length of           During Past 5 Years and                                 Fund Complex
Time Served(1)               Other Directorships Held                                Overseen
-------------------------------------------------------------------------------------------------------

Robert H. Wadsworth (1940)   President, Robert H. Wadsworth & Associates, Inc.               58
Board Member, 2004-present   (consulting firm) (1983 to present). Formerly, Trustee of
                             New York Board DWS Funds.
-------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and
Served(1)                   Other Directorships Held
-------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)  Managing Director(3), Deutsche Asset Management (2006-present); President
President, 2006-present     of DWS family of funds; formerly, Director of Fund Board Relations
                            (2004-2006) and Director of Product Development (2000-2004), Merrill
                            Lynch Investment Managers; Senior Vice President Operations, Merrill
                            Lynch Asset Management (1999-2000)
-------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)    Director(3), Deutsche Asset Management
Vice President and
Assistant Secretary,
1986-present
-------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)  Managing Director(3), Deutsche Asset Management (since July 2004);
Chief Financial Officer,    formerly, Executive Director, Head of Mutual Fund Services and Treasurer
2004-present                for UBS Family of Funds (1998-2004); Vice President and Director of
Treasurer, 2005-present     Mutual Fund Finance at UBS Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------
John Millette(5) (1962)     Director(3), Deutsche Asset Management
Secretary, 2001-present
-------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4)      Vice President, Deutsche Asset Management (since June 2005); formerly,
(1963)                      Counsel, New York Life Investment Management LLC (2003-2005); legal
Assistant Secretary,        associate, Lord, Abbett & Co. LLC (1998-2003)
2005-present
-------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)  Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,        Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)  Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-------------------------------------------------------------------------------------------------------
Paul Antosca(5)             Director(3), Deutsche Asset Management (since 2006); Vice President, The
(1957)                      Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-------------------------------------------------------------------------------------------------------
Kathleen Sullivan           Director(3), Deutsche Asset Management
D'Eramo(5) (1957) Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)     Vice President, Deutsche Asset Management (since 2006); formerly, AML
Anti-Money Laundering       Operations Manager for Bear Stearns (2004-2006), Supervising Compliance
Compliance Officer,         Principal and Operations Manager for AXA Financial (1999-2004)
2007-present
-------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)      Managing Director(3), Deutsche Asset Management (2004-present);
Chief Compliance            formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA
Officer, 2006-present       (2000-2004); Vice President, The Prudential Insurance Company of America
                            (1988-2000); E.F. Hutton and Company (1984-1988)
-------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)   Executive title, not a board directorship.

(4)   Address:  345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                    Vice President
Caroline Pearson:                    Secretary
Philip J. Collora:                   Assistant Secretary

-------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                   Number of
Position(s) Held with the                                                              Funds in DWS
Fund and Length of Time     Principal Occupation(s) During Past 5 Years and            Fund Complex
Served(1)                   Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)      Consultant, World Bank/Inter-American Development Bank;          55
Chairperson since 2007,     formerly, Project Leader, International Institute for
and Board Member,           Applied Systems Analysis (1998-2001); Chief Executive
2002-present                Officer, The Eric Group, Inc. (environmental insurance)
                                                                     (1986-1998)
-------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief            55
Board Member, 1999-present  Risk Management Officer, First Chicago NBD
                            Corporation/The First National Bank of Chicago
                            (1996-1998); Executive Vice President and Head of
                            International Banking (1995-1996). Directorships:
                            Healthways Inc. (provider of disease and care management
                            services); Portland General Electric (utility company);
                            Stockwell Capital Investments PLC (private equity).
                            Former Directorships: First Oak Brook Bancshares, Inc.
                            and Oak Brook Bank
-------------------------------------------------------------------------------------------------------

Donald L. Dunaway (1937)    Retired; formerly, Executive Vice President, A. O. Smith         55
Board Member, 1980-present  Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------
James R. Edgar (1946)       Distinguished Fellow, University of Illinois, Institute          55
Board Member, 1999-present  of Government and Public Affairs (1999-present);
                            formerly, Governor, State of Illinois (1991-1999).
                            Directorships:  John B. Sanfilippo & Son, Inc.
                            (processor/packager/marketer of nuts, snacks and candy
                            products); Horizon Group Properties, Inc.; Youbet.com
                            (online wagering platform); Alberto-Culver Company
                            (manufactures, distributes and markets health and beauty
                            care products)
-------------------------------------------------------------------------------------------------------

                                       96

-------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                   Number of
Position(s) Held with the                                                              Funds in DWS
Fund and Length of Time     Principal Occupation(s) During Past 5 Years and            Fund Complex
Served(1)                   Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)    Retired; formerly, Chairman, Harnischfeger Industries,           55
Board Member, 1981-present  Inc. (machinery for the mining and paper industries)
                            (1999-2001); prior thereto, Vice Chairman and Chief
                            Financial Officer, Monsanto Company (agricultural,
                            pharmaceutical and nutritional/food products)
                            (1994-1999). Directorship:  RCP Advisors, LLC (a private
                            equity investment advisory firm)
-------------------------------------------------------------------------------------------------------
William McClayton (1944)    Managing Director of Finance and Administration, Diamond         55
Board Member, 2004-present  Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly,
                            Partner, Arthur Andersen LLP (accounting) (1986-2001).
                            Formerly: Trustee, Ravinia Festival; Board of Managers,
                            YMCA of Metropolitan Chicago
-------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)  Retired; formerly, President, Hood College (1995-2000);          55
Board Member, 1995-present  prior thereto, Partner, Steptoe & Johnson (law firm);
                            Commissioner, Internal Revenue Service; Assistant
                            Attorney General (Tax), US Department of Justice.
                            Directorships:  Federal Mogul Corp. (supplier of
                            automotive components and subsystems); AK Steel (steel
                            production); Goodyear Tire & Rubber Co.
                            (April 2004-present); Champion Enterprises, Inc.
                            (manufactured home building); Wolverine World Wide, Inc.
                            (designer, manufacturer and marketer of footwear) (April
                            2005-present); Trustee, Bryn Mawr College. Former
                            Directorship:  Bethlehem Steel Corp.
-------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)  President, Robert H. Wadsworth & Associates, Inc.               58
Board Member, 2004-present  (consulting firm) (1983 to present). Formerly, Trustee of
                            New York Board DWS Funds.
-------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and
Served(1)                   Other Directorships Held
-------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)  Managing Director(3), Deutsche Asset Management (2006-present); President
President, 2006-present     of DWS family of funds; formerly, Director of Fund Board Relations
                            (2004-2006) and Director of Product Development (2000-2004), Merrill
                            Lynch Investment Managers; Senior Vice President Operations, Merrill
                            Lynch Asset Management (1999-2000)
-------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)    Director(3), Deutsche Asset Management
Vice President and
Assistant Secretary,
1986-present
-------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)  Managing Director(3), Deutsche Asset Management (since July 2004);
Chief Financial Officer,    formerly, Executive Director, Head of Mutual Fund Services and Treasurer
2004-present                for UBS Family of Funds (1998-2004); Vice President and Director of
Treasurer, 2005-present     Mutual Fund Finance at UBS Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------
John Millette(5) (1962)     Director(3), Deutsche Asset Management
Secretary, 2001-present
-------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4)      Vice President, Deutsche Asset Management (since June 2005); formerly,
(1963)                      Counsel, New York Life Investment Management LLC (2003-2005); legal
Assistant Secretary,        associate, Lord, Abbett & Co. LLC (1998-2003)
2005-present
-------------------------------------------------------------------------------------------------------

                                       97

-------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and
Served(1)                   Other Directorships Held
-------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)  Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,        Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)  Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-------------------------------------------------------------------------------------------------------
Paul Antosca(5)             Director(3), Deutsche Asset Management (since 2006); Vice President, The
(1957)                      Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-------------------------------------------------------------------------------------------------------
Kathleen Sullivan           Director(3), Deutsche Asset Management
D'Eramo(5) (1957) Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)     Vice President, Deutsche Asset Management (since 2006); formerly, AML
Anti-Money Laundering       Operations Manager for Bear Stearns (2004-2006), Supervising Compliance
Compliance Officer,         Principal and Operations Manager for AXA Financial (1999-2004)
2007-present
-------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)      Managing Director(3), Deutsche Asset Management (2004-present);
Chief Compliance            formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA
Officer, 2006-present       (2000-2004); Vice President, The Prudential Insurance Company of America
                            (1988-2000); E.F. Hutton and Company (1984-1988)
-------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)   Executive title, not a board directorship.

(4)   Address:  345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                    Vice President
Caroline Pearson:                    Secretary
Philip J. Collora:                   Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held seven (7) meetings during calendar year 2006.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held four (4) meetings during calendar year 2006.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2006.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Funds commenced operations on July __, 2007, therefore, the Valuation Committee did not meet on behalf of the Funds during calendar year 2006.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W. Ballantine (Chair), James
R. Edgar and Robert B. Hoffman. The Equity Oversight Committee held five (5) meetings during calendar year 2006.

Operations Committee: The Operations Committee oversees the operations of the Funds, such as reviewing each DWS fixed-income funds administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. The Operations Committee held six (6) meetings during calendar year 2006.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2006.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the

Independent Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from a Fund and aggregate compensation from the DWS Fund complex during the calendar year 2006.


                                                       Pension or Retirement
                                                        Benefits Accrued        Total Compensation Paid
Name of                      Compensation from             as Part of          to Board Member from DWS
Board Member                    each Fund(1)              Fund Expenses          Fund Complex(2)(3)(4)
------------                    ------------              -------------          ---------------------

John W. Ballantine                       $0                    $0                         $222,670
Donald L. Dunaway                        $0                    $0                         $210,170
James R. Edgar(1)                        $0                    $0                         $180,170
Paul K. Freeman                          $0                    $0                         $217,670
Robert B. Hoffman                        $0                    $0                         $207,670
William McClayton                        $0                    $0                         $193,560
Shirley D. Peterson(5)                   $0                    $0                         $242,670
Robert H. Wadsworth                      $0                    $0                         $228,250



(1)   The Funds commenced operations on July __, 2007.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are [$____].

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth's total compensation was for service on the boards of 24 trusts/corporations comprised of 72 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 63 funds/portfolios. Mr. Wadsworth currently serves on the boards of 25 DeAM trusts/corporations comprised of 66 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $5,170 for each of Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman, McClayton and Ms. Peterson. These meeting fees were borne by the Advisor.

(5) For calendar year 2007, John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson, Robert H. Wadsworth are expected to receive aggregate compensation from the DWS Fund complex in the amounts of $215,000, $202,500, $190,000, $240,000, $185,000, $205,000, 187,500 and $205,000,
      respectively. The differences in compensation amounts from calendar year 2006 are due to the changes in Board and committee chairpersons and committee assignments that became effective January 1, 2007.

(6) Includes $50,000 in annual retainer fees received by Ms. Peterson as Chairperson of the Board, for which she served through December 31, 2006.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2006.



                                                                     Aggregate Dollar Range of
                                        Dollar Range of               Securities Owned in All
                                      Securities Owned in          Funds in the DWS Fund Complex
     Name of Board Member                  each Fund*                 Overseen by Board Member
     --------------------                  ----------                 ------------------------

John W. Ballantine                            None                         Over $100,000
Donald L. Dunaway**                           None                         Over $100,000
James R. Edgar**                              None                         Over $100,000
Paul K. Freeman                               None                         Over $100,000
Robert B. Hoffman                             None                         Over $100,000
William McClayton                             None                        $10,001-$50,000
Shirley D. Peterson                           None                         Over $100,000
Robert H. Wadsworth                           None                         Over $100,000

o         *       The Funds commenced operations on July __, 2007.

o         **      The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund[s], the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund[s] (including Deutsche Bank AG).


                                                                             Value of       Percent of
                             Owner and                                     Securities on    Class on an
Independent              Relationship to                                   an Aggregate      Aggregate
Board Member               Board Member        Company     Title of Class      Basis           Basis
------------               ------------        -------     --------------      -----           -----

John W. Ballantine                               None
Donald L. Dunaway                                None
James R. Edgar                                   None
Paul K. Freeman                                  None
Robert B. Hoffman                                None
William McClayton                                None
Shirley D. Peterson                              None
Robert H. Wadsworth                              None

Securities Beneficially Owned

The Funds commenced operations on July __, 2007, therefore, as of the date of this Statement of Additional Information, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

The Funds commenced operations on July __, 2007, therefore, to the best of each Fund's knowledge, as of the date of this Statement of Additional Information, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Agreement to Advance Certain Independent Board Member Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in each Fund, DIMA has agreed to indemnify and hold harmless each Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of a Fund against a Fund, their Trustees and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify each Fund and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, DIMA has also agreed to indemnify the Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds' Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to each Fund or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a Trustee of each Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreement between DIMA and each Fund.

                               TRUST ORGANIZATION

Organizational Description


DWS Target Fund (the "Trust") is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on August 3, 1988. Effective May 1, 1994, the Trust changed its name from Kemper Retirement Fund to Kemper Target Equity Fund. Subsequently, the Trust changed its name to Scudder Target Equity Fund and to Scudder Target Fund effective February 15, 2002. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having no par value. The Trust currently has eight series of shares: DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund, which are no longer offered. DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund were each organized in June 2007 and each consists of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S. The Trustees have the authority to create additional portfolios of the Trust. To the extent that a fund offers additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest no par value; all of which have equal rights as to voting, dividends and liquidation.



The Board of Trustees may authorize the issuance of additional series if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple series, it is known as a "series company." Shares of a series have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such series. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Trust, a series or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions. Subject to the Declaration of Trust, shareholders may remove trustees. Shareholders will vote by series and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. Any series of the Trust, including the Fund, may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust's shares currently are not divided into classes. Shares of a series would be subject to any preferences, rights or privileges of any classes of shares of the series. Generally each class of shares issued by a particular series of the Trust would differ as to the allocation of certain expenses of the series such as distribution and administrative expenses permitting, among other things, different levels of service or methods of distribution among various classes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any series or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA and SDI as remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.


                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).



                              FINANCIAL STATEMENTS

Because the Funds have not commenced operations as of the date of this Statement of Additional Information, no financial statements are available.

                             ADDITIONAL INFORMATION

The CUSIP numbers of the class of the Funds offered herein are:


DWS   LifeCompass    Income Fund Class S: 23337N873.

DWS   LifeCompass   Protect Fund Class S: 23337N832.

Each Fund has a fiscal year ending April 30.


Many of the investment changes in each Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of each Fund. These transactions will reflect investment decisions made by the Advisor in light of each Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Funds' Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which each Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors  Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                                 DWS TARGET FUND
                                 ---------------
                                     PART C
                                OTHER INFORMATION

  Item 23.     Exhibits.
  --------     ---------

     (a)         (a)(1)                 Amended and Restated Agreement and Declaration of Trust is
                                        incorporated by reference to Post-Effective Amendment No. 20 to the
                                        Registration Statement.

                 (a)(2)                 Written Instrument Establishing and Designating Kemper Retirement Fund
                                        Series VII Trust is incorporated by reference to Post-Effective
                                        Amendment No. 22 to the Registration Statement.

                 (a)(3)                 Written Instrument Redesignating Kemper Retirement Fund Series I as
                                        Kemper Target Equity Fund 2010 is incorporated by referenced to
                                        Post-Effective Amendment No. 28 to the Registration Statement.

                 (a)(4)                 Written Instrument, dated May 24, 2000, Redesignating Kemper
                                        Retirement Fund Series II as Kemper Target 2011 Fund, effective August
                                        15, 2000, is incorporated by reference to Post-Effective Amendment No.
                                        30 to the Registration Statement.

                 (a)(5)                 Amendment of Declaration of Trust, dated May 23, 2001, is incorporated by reference to Post-Effective Amendment No. 33 to the Registration
                                        Statement.

                 (a)(6)                 Written Instrument Redesignating Kemper Target 2011 Fund as Scudder
                                        Target 2011 Fund, dated May 23, 2001, is incorporated by reference to
                                        Post-Effective Amendment No. 33 to the Registration Statement.

                 (a)(7)                 Amendment of Declaration of Trust, dated February 15, 2002 is incorporated by reference to Post-Effective Amendment No. 36 to the
                                        Registration Statement.

                 (a)(8)                 Written Instrument Redesignating Scudder Retirement Fund - Series III
                                        as Scudder Target 2012 Fund, dated February 15, 2002 is incorporated by reference to Post-Effective Amendment No. 36 to the Registration
                                        Statement.

                 (a)(9)                 Written Instrument Redesignating Scudder Retirement Fund - Series IV
                                        as Scudder Target 2013 Fund, dated November 20, 2002 is incorporated by reference to Post-Effective Amendment No. 39 to the Registration
                                        Statement.

                (a)(10)                 Certificate of Amendment of Declaration of Trust, dated February 6,
                                        2006 is incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.

                (a)(11)                 Written Instrument Redesignating Series 2006 is incorporated by reference to Post-Effective Amendment No. 45 to the Registration
                                        Statement.

     (b)         (b)(1)                 By-Laws are incorporated by reference to Post-Effective Amendment No.
                                        20 to the Registration Statement.

                 (b)(2)                 Amendment to the By-Laws of the Registrant, dated November 29, 2000 is incorporated by reference to Post-Effective Amendment No. 33 to the
                                        Registration Statement.

                                       3

                 (b)(3)                 Amendment to the By-Laws of the Registrant is incorporated by reference to Post-Effective Amendment No. 39 to the Registration
                                        Statement.

     (c)                                Inapplicable.

     (d)         (d)(1)                 Investment Management Agreement, dated April 5, 2002 between Scudder
                                        Target 2010 Fund and Deutsche Investment Management Americas Inc. is
                                        incorporated by reference to Post-Effective Amendment No. 36 to the
                                        Registration Statement.

                 (d)(2)                 Investment Management Agreement, dated April 5, 2002 between Scudder
                                        Target 2011 Fund and Deutsche Investment Management Americas Inc.
                                        is incorporated by reference to Post-Effective Amendment No. 36 to the
                                        Registration Statement.

                 (d)(3)                 Investment Management Agreement, dated April 5, 2002 between Scudder
                                        Target 2012 Fund and Deutsche Investment Management Americas Inc.
                                        is incorporated by reference to Post-Effective Amendment No. 36 to the
                                        Registration Statement.

                 (d)(4)                 Investment Management Agreement, dated April 5, 2002 between Scudder
                                        Retirement Fund - Series IV and Deutsche Investment Management
                                        Americas Inc. is incorporated by reference to Post-Effective Amendment
                                        No. 36 to the Registration Statement.

                 (d)(5)                 Investment Management Agreement, dated April 5, 2002 between Scudder
                                        Retirement Fund - Series V and Deutsche Investment Management Americas
                                        Inc. is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

                 (d)(6)                 Investment Management Agreement, dated April 5, 2002 between Scudder
                                        Retirement Fund - Series VI and Deutsche Investment Management
                                        Americas Inc. is incorporated by reference to Post-Effective Amendment
                                        No. 36 to the Registration Statement.

                 (d)(7)                 Investment Management Agreement, dated April 5, 2002 between Scudder
                                        Retirement Fund - Series VII and Deutsche Investment Management
                                        Americas Inc. is incorporated by reference to Post-Effective Amendment
                                        No. 36 to the Registration Statement.

                 (d)(8)                 Investment Management Agreement, dated April 5, 2002 between Scudder
                                        Worldwide 2004 Fund and Deutsche Investment Management Americas Inc.
                                        is incorporated by reference to Post-Effective Amendment No. 36 to the
                                        Registration Statement.

                 (d)(9)                 First Amendment, dated March 19, 2003, to the Registrant's Investment
                                        Management Agreements is incorporated by reference to Post-Effective
                                        Amendment No. 39 to the Registration Statement.

                (d)(10)                 Investment Management Agreement, dated __________ between DWS
                                        LifeCompass Income Fund and Deutsche Investment Management Americas
                                        Inc. (To be filed by amendment.)

                                       4

                (d)(11)                 Investment Management Agreement, dated __________ between DWS
                                        LifeCompass Protect Fund and Deutsche Investment Management Americas
                                        Inc. (To be filed by amendment.)

     (e)         (e)(1)                 Underwriting and Distribution Service Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002, is incorporated by reference to Post-Effective Amendment No. 36 to the Registration
                                        Statement.

     (f)         (f)(1)                 Inapplicable.

     (g)         (g)(1)                 Foreign Custody Agreement is incorporated by reference to
                                        Post-Effective Amendment No. 20 to Registration Statement.

                 (g)(2)                 Custody Agreement, dated February 22, 1999, between Registrant and
                                        State Street Bank and Trust Company is incorporated by reference to
                                        Post-Effective Amendment No. 27 to the Registration Statement.

                 (g)(3)                 Amendment to Custody Agreement, dated March 31, 1999, between
                                        Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 33 to the Registration
                                        Statement.

                 (g)(4)                 Amendment to Custody Agreement, dated January 5, 2001, between
                                        Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 33 to the Registration
                                        Statement.

                 (g)(5)                 Amendment to Custody Agreement, dated July 2, 2001, between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

                 (g)(6)                 Custodian Agreement between Registrant and Brown Brothers Harriman &
                                        Co., dated December 5, 2000, is incorporated by reference to
                                        Post-Effective Amendment No. 35 to the Registration Statement.

                 (g)(7)                 Amendment, dated July 2, 2001, to Custodian Agreement between
                                        Registrant and Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                        Statement.

                 (g)(8)                 Master Custodian Agreement with State Street Bank and Trust Company, dated March 17, 2004, is incorporated by reference to Post-Effective
                                        Amendment No. 44 to the Registration Statement.

     (h)       (h)(1)(a)                Agency Agreement is incorporated by reference to Post-Effective
                                        Amendment No. 20 to the Registration Statement.

               (h)(1)(b)                Supplement to Agency Agreement is incorporated by reference to
                                        Post-Effective Amendment No. 22 to the Registration Statement.

               (h)(1)(c)                Amendment No.1 to the Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation, dated July 24, 2002 is incorporated by reference to Post-Effective Amendment No. 38 to the
                                        Registration Statement.

                 (h)(2)                 Administrative Services Agreement, dated April 1, 1997, between
                                        Registrant and Kemper Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement.

                                       5

                 (h)(3)                 Guaranty Agreement -- Kemper Retirement Fund Series I is incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                                        Statement.

                 (h)(4)                 Guaranty Agreement -- Kemper Retirement Fund Series II is incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                                        Statement.

                 (h)(5)                 Guaranty Agreement -- Kemper Retirement Fund Series III is incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                                        Statement.

                 (h)(6)                 Guaranty Agreement -- Kemper Retirement Fund Series IV is incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                                        Statement.

                 (h)(7)                 Guaranty Agreement -- Kemper Retirement Fund Series V is incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                                        Statement.

                 (h)(8)                 Guaranty Agreement -- Kemper Retirement Fund Series VI is incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                                        Statement.

                 (h)(9)                 Guaranty Agreement -- Kemper Worldwide 2004 Fund is incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                                        Statement.

                (h)(10)                 Guaranty Agreement -- Kemper Retirement Fund Series VII is incorporated by reference to Post-Effective Amendment No. 24 to the Registration
                                        Statement.

                (h)(11)                 Agreement -- Kemper Target 2010 Fund is incorporated by referenced to
                                        Post-Effective Amendment No. 28 to the Registration Statement.

                (h)(12)                 Assignment and Assumption Agreement is incorporated by reference to
                                        Post-Effective Amendment No. 20 to the Registration Statement.

                (h)(13)                 Fund Accounting Services Agreement dated December 31, 1997 between
                                        Kemper Retirement Fund Series I and Scudder Fund Accounting
                                        Corporation is incorporated by reference to Post-Effective Amendment
                                        No. 26 to the Registration Statement.

                (h)(14)                 Fund Accounting Services Agreement dated December 31, 1997 between
                                        Kemper Retirement Fund Series II and Scudder Fund Accounting
                                        Corporation is incorporated by reference to Post-Effective Amendment
                                        No. 26 to the Registration Statement.

                (h)(15)                 Fund Accounting Services Agreement, dated December 31, 1997, between
                                        Kemper Retirement Fund Series III and Scudder Fund Accounting
                                        Corporation is incorporated by reference to Post-Effective Amendment
                                        No. 26 to the Registration Statement.

                (h)(16)                 Fund Accounting Services Agreement, dated December 31, 1997, between
                                        Kemper Retirement Fund Series IV and Scudder Fund Accounting
                                        Corporation is incorporated by reference to Post-Effective Amendment
                                        No. 26 to the Registration Statement.

                                       6

                (h)(17)                 Fund Accounting Services Agreement, dated December 31, 1997, between
                                        Kemper Retirement Fund Series V and Scudder Fund Accounting
                                        Corporation is incorporated by reference to Post-Effective Amendment
                                        No. 26 to the Registration Statement.

                (h)(18)                 Fund Accounting Services Agreement, dated December 31, 1997, between
                                        Kemper Retirement Fund Series VI and Scudder Fund Accounting
                                        Corporation is incorporated by reference to Post-Effective Amendment
                                        No. 26 to the Registration Statement.

                (h)(19)                 Fund Accounting Services Agreement, dated December 31, 1997, between
                                        Kemper Retirement Fund Series VII and Scudder Fund Accounting
                                        Corporation is incorporated by reference to Post-Effective Amendment
                                        No. 26 to the Registration Statement.

                (h)(20)                 Fund Accounting Services Agreement, dated December 31, 1997, between
                                        Kemper Worldwide 2004 Fund and Scudder Fund Accounting Corporation is
                                        incorporated by reference to Post-Effective Amendment No. 26 to the
                                        Registration Statement.

               (h)(20)(a)               First Amendment, dated March 19, 2003, to the Registrant's Fund
                                        Accounting Services Agreements is incorporated by reference to
                                        Post-Effective Amendment No. 39 to the Registration Statement.

                (h)(21)                 Agreement dated August 15, 2000, between Scudder Kemper Investments,
                                        Inc. and the Registrant, pursuant to which Scudder Kemper Investments,
                                        Inc. makes certain undertakings to the Kemper Target 2011 Fund, is incorporated by reference to Post-Effective Amendment No. 30 to the
                                        Registration Statement.

                (h)(22)                 Administrative Services Agreement, dated July 1, 2001, between the
                                        Registrant and the Advisor is incorporated by reference to
                                        Post-Effective Amendment No. 33 to the Registration Statement.

                (h)(23)                 Agreement, dated February 15, 2002, between Zurich Scudder
                                        Investments, Inc. and DWS Target Fund is incorporated by reference to
                                        Post-Effective Amendment No. 36 to the Registration Statement.

                (h)(24)                 Shareholder Services Agreement For Class A Shares, dated April 5,
                                        2002, by and between DWS Target Fund and Scudder Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 38 to the
                                        Registration Statement.

                (h)(25)                 Letter of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                        Registration Statement.

                (h)(26)                 Letter of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                        Registration Statement.

                (h)(27)                 Letter of Indemnity to the Independent Directors/Trustees dated
                                        September 10, 2004 is incorporated by reference to Post-Effective
                                        Amendment No. 40 to the Registration Statement.

                                       7

                (h)(28)                 Warranty Agreement, dated ______, 2007, between DWS Target Fund, on behalf of DWS LifeCompass Income Fund, and __________. (To be filed by amendment.)

                (h)(29)                 Warranty Agreement, dated ______, 2007, between DWS Target Fund, on behalf of DWS LifeCompass Protect Fund, and __________. (To be filed by amendment.)

                (h)(30)                 Administrative Services Agreement, dated ______, 2007, between DWS
                                        Target Fund, on behalf of DWS LifeCompass Income Fund, and __________.
                                        (To be filed by amendment.)

                (h)(31)                 Administrative Services Agreement, dated ______, 2007, between DWS
                                        Target Fund, on behalf of DWS LifeCompass Protect Fund, and
                                        __________. (To be filed by amendment.)

                 (i)(1)                 Legal Opinion and Consent of Counsel is incorporated by reference to
                                        Post-Effective Amendment No. 38 to the Registration Statement.

                 (i)(2)                 Legal Opinion and Consent of Counsel in regards to DWS LifeCompass
                                        Income Fund and DWS LifeCompass Protect Fund to be filed by amendment.

                  (j)                   Consent of Independent Registered Public Accounting Firm to be filed by amendment.

                  (k)                   Incorporated by reference to the Annual Reports to Shareholders dated
                                        July 31, 2000 and filed under Rule N-30D on September 21, 2000 for
                                        Kemper Worldwide 2004 Fund and September 27, 2000 for Kemper
                                        Retirement Fund Series I -- VII.

                  (l)                   Inapplicable.

                 (m)(1)                 Rule 12b-1 Plan for Scudder Target 2011 Fund Class A Shares, dated
                                        July 1, 2001 is incorporated by reference to Post-Effective Amendment
                                        No. 33 to the Registration Statement.

                 (m)(2)                 Rule 12b-1 Plan for Scudder Retirement Fund -- Series III Class A
                                        Shares, dated July 1, 2001, is incorporated by reference to
                                        Post-Effective Amendment No. 35 to the Registration Statement.

                 (m)(3)                 Rule 12b-1 Plan for Scudder Retirement Fund -- Series IV Class A
                                        Shares, dated July 1, 2001, is incorporated by reference to
                                        Post-Effective Amendment No. 35 to the Registration Statement.

                 (m)(4)                 Rule 12b-1 Plan for Scudder Retirement Fund -- Series V Class A Shares,
                                        dated July 1, 2001, is incorporated by reference to Post-Effective
                                        Amendment No. 35 to the Registration Statement.

                 (m)(5)                 Rule 12b-1 Plan for Scudder Retirement Fund -- Series VI Class A
                                        Shares, dated July 1, 2001, is incorporated by reference to
                                        Post-Effective Amendment No. 35 to the Registration Statement.

                 (m)(6)                 Rule 12b-1 Plan for Scudder Retirement Fund -- Series VII Class A
                                        Shares, dated July 1, 2001, is incorporated by reference to
                                        Post-Effective Amendment No. 35 to the Registration Statement.

                                       8

                 (m)(7)                 Rule 12b-1 Plan for Scudder Worldwide 2004 Fund Class A Shares, dated
                                        July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                        No. 35 to the Registration Statement.

                 (m)(8)                 Rule 12b-1 Plan for Scudder Target 2010 Fund Class A Shares, dated
                                        July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                        No. 35 to the Registration Statement.

                 (m)(9)                 Rule 12b-1 Plan for DWS LifeCompass Income Fund, dated __________. (To be filed by amendment.)

                (m)(10)                 Rule 12b-1 Plan for DWS LifeCompass Protect Fund, dated __________.
                                        (To be filed by amendment.)

                  (n)                   18f-3 Plan to be filed by amendment.

                 (p)(1)                 Deutsche Asset Management - U.S. Code of Ethics, dated January 1,
                                        2007, is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.

                 (p)(2)                 Consolidated Fund Code of Ethics (All Funds) is incorporated by reference to Post-Effective Amendment No. 44 to the Registration
                                        Statement.


Item 24.    Persons Controlled by or under Common Control with Registrant
--------    -------------------------------------------------------------

            None

Item 25.    Indemnification
--------    ---------------

                  Article VIII of the Registrant's Agreement and Declaration of
            Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc.
            ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. ("DIMA"), the
            investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant,
            DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide
            indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26.    Business and Other Connections of Investment Advisor
--------    ----------------------------------------------------

            During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.    Principal Underwriters
--------    ----------------------

            (a)

            DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

            (b)

            Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


                    (1)                      (2)                                (3)
        DWS Scudder Distributors,
        Inc.
        Name and Principal           Positions and Offices with            Positions and
        Business Address             DWS Scudder Distributors, Inc.        Offices with Registrant
        ----------------             ------------------------------        -----------------------

       Philipp Hensler              Director, Chairman of the Board and    None
       345 Park Avenue              CEO
       New York, NY 10154

       Michael Colon                Director and Chief Operating Officer   None
       345 Park Avenue
       New York, NY 10154

       Thomas Winnick               Director and President                 None
       345 Park Avenue
       New York, NY 10154

       Cliff Goldstein              Chief Financial Officer and Treasurer  None
       60 Wall Street
       New York, NY 10005

       Robert Froehlich             Vice President                         None
       222 South Riverside Plaza
       Chicago, IL 60606

       Paul Schubert                Vice President                         None
       345 Park Avenue
       New York, NY 10154

       Mark Perrelli                Vice President                         None
       222 South Riverside Plaza
       Chicago, IL 60606

       Donna White                  Chief Compliance Officer               None
       345 Park Avenue
       New York, NY 10154

       Jason Vazquez                Vice President and AML Compliance      None
       345 Park Avenue              Officer
       New York, NY 10154

       Caroline Pearson             Secretary                              Assistant Secretary
       Two International Place
       Boston, MA 02110

       Philip J. Collora            Assistant Secretary                    Vice President and
       222 South Riverside Plaza                                           Assistant Secretary
       Chicago, IL 60606

                                       12

                    (1)                      (2)                                (3)
        DWS Scudder Distributors,
        Inc.
        Name and Principal           Positions and Offices with            Positions and
        Business Address             DWS Scudder Distributors, Inc.        Offices with Registrant
        ----------------             ------------------------------        -----------------------

       Anjie LaRocca                Assistant Secretary                    None
       345 Park Avenue
       New York, NY 10154

      (c)   Not applicable


Item 28.    Location of Accounts and Records
--------    --------------------------------

            Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York, 10154, at the offices of the Registrant's principal underwriter, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 or, in the case of records concerning transfer agency and the shareholder service agent, at the offices of DWS Scudder Investment Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.    Management Services
--------    -------------------

            Not applicable.

Item 30.    Undertakings
--------    ------------

            None.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 13th day of June 2007.

                                           DWS TARGET FUND

                                           By: /s/Michael G. Clark
                                               ---------------------------
                                               Michael G. Clark
                                               President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                               TITLE                                     DATE
---------                                               -----                                     ----

/s/Michael G. Clark
--------------------------------------------------
Michael G. Clark                                        President                                 June 13, 2007

/s/Paul Schubert
--------------------------------------------------
Paul Schubert                                           Chief Financial Officer and Treasurer     June 13, 2007


/s/John W. Ballantine
--------------------------------------------------
John W. Ballantine*                                     Trustee                                   June 13, 2007

/s/Donald L. Dunaway
--------------------------------------------------
Donald L. Dunaway*                                      Trustee                                   June 13, 2007

/s/James R. Edgar
--------------------------------------------------
James R. Edgar*                                         Trustee                                   June 13, 2007

/s/Paul K. Freeman
--------------------------------------------------
Paul K. Freeman*                                        Chairman and Trustee                      June 13, 2007

/s/Robert B. Hoffman
--------------------------------------------------
Robert B. Hoffman*                                      Trustee                                   June 13, 2007

/s/William McClayton
--------------------------------------------------
William McClayton*                                      Trustee                                   June 13, 2007

/s/Shirley D. Peterson
--------------------------------------------------
Shirley D. Peterson*                                    Trustee                                   June 13, 2007

/s/Robert H. Wadsworth
--------------------------------------------------
Robert H. Wadsworth*                                    Trustee                                   June 13, 2007

*By:   /s/Caroline Pearson
       -------------------------------
       Caroline Pearson**
       Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, as filed on November 15, 2005.

                                              1933 Act Registration No. 33-30876
                                              1940 Act Registration No. 811-5896




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 47

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 49

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                 DWS TARGET FUND

                                 DWS TARGET FUND

                                  EXHIBIT INDEX
                                  -------------